LIBERTY VARIABLE INVESTMENT TRUST
                             Federal Reserve Plaza
                              600 Atlantic Avenue
                          Boston, Massachusetts 02210

--------------------------------------------------------------------------------

Liberty Variable Investment Trust (formerly named "Keyport Variable Investment Trust") ("Trust") is an open-end management investment company that currently includes seven separate Funds, each with its own investment objective and policies. The seven Funds and their investment objectives are:

[bullet] Colonial Growth and Income Fund, Variable Series seeks primarily income and long-term capital growth and, secondarily, preservation of capital.

[bullet] Stein Roe Global Utilities Fund, Variable Series seeks current income and long-term growth of capital and income.

[bullet] Colonial International Fund For Growth, Variable Series seeks long-term capital growth, by investing primarily in non-U.S. equity securities. The Fund is non-diversified and may invest more than 5% of its total assets in the securities of a single issuer, thereby increasing the risk of loss compared to a diversified fund.

[bullet] Colonial U.S. Stock Fund, Variable Series seeks long-term capital growth by investing primarily in large capitalization equity securities.

[bullet] Colonial Strategic Income Fund, Variable Series seeks a high level of current income, as is consistent with prudent risk and maximizing total return, by diversifying investments primarily in U.S. and foreign government and high yield, high risk corporate debt securities. The Fund may invest a substantial portion of its assets in high yield, high risk bonds (commonly referred to as "junk bonds") and therefore may not be suitable for all investors. Purchasers should carefully assess the risks associated with an investment in the Fund.

[bullet] Newport Tiger Fund, Variable Series seeks long-term capital growth by investing primarily in equity securities of companies located in the nine Tigers of Asia (Hong Kong, Singapore, South Korea, Taiwan, Malaysia, Thailand, Indonesia, China and the Philippines).

[bullet] Liberty All-Star Equity Fund, Variable Series seeks total investment return, comprised of long-term capital appreciation and current income, through investment primarily in a diversified portfolio of equity securities.

There is no assurance that the objectives of the Funds will be realized.

Other Funds may be added or deleted from time to time.

--------------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

This Prospectus contains information about the Funds that a prospective investor should know before applying for certain variable annuity contracts and variable life insurance policies offered by separate accounts of insurance companies investing in the Trust. Please read it carefully and retain it for future reference.

Additional facts about the Funds are included in a Statement of Additional Information dated November 15, 1997, incorporated herein by reference, which has been filed with the Securities and Exchange Commission. For a free copy write to Keyport Financial Services Corp. at 125 High Street, Boston, Massachusetts 02110 or other broker-dealers offering the variable annuity contracts and variable life insurance policies of Participating Insurance Companies (as such term is defined in this Prospectus).

--------------------------------------------------------------------------------
SHARES OF THE TRUST ARE AVAILABLE AND ARE BEING MARKETED EXCLUSIVELY AS A
POOLED FUNDING VEHICLE FOR VARIABLE ANNUITY CONTRACTS ("VA CONTRACTS") AND VARIABLE LIFE INSURANCE POLICIES ("VLI POLICIES") OF PARTICIPATING INSURANCE COMPANIES.
--------------------------------------------------------------------------------

THIS PROSPECTUS MUST BE ACCOMPANIED BY A CURRENT PROSPECTUS FOR THE APPROPRIATE VA CONTRACTS OR VLI POLICIES OF THE APPLICABLE PARTICIPATING INSURANCE COMPANY. BOTH PROSPECTUSES SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.
--------------------------------------------------------------------------------

                The date of this Prospectus is November 15, 1997

                                TABLE OF CONTENTS


                                                           Page
                                                           -----
THE TRUST ................................................    3
FINANCIAL HIGHLIGHTS  ....................................    4
THE FUNDS ................................................   10
 Colonial Growth and Income Fund, Variable Series   ......   10
 Stein Roe Global Utilities Fund, Variable Series   ......   10
 Colonial International Fund For Growth, Variable
    Series   .............................................   11
 Colonial U.S. Stock Fund, Variable Series ...............   12
 Colonial Strategic Income Fund, Variable Series .........   12
 Newport Tiger Fund, Variable Series    ..................   12
 Liberty All-Star Equity Fund, Variable Series   .........   13
TRUST MANAGEMENT ORGANIZATIONS    ........................   14
 The Trustees   ..........................................   14
 The Manager: Liberty Advisory Services Corp.
    (LASC)   .............................................   14
 LASC's Sub-Advisers  ....................................   15
TRUST SERVICE ORGANIZATIONS    ...........................   16
 Custodians  .............................................   16
 Independent Accountants: Price Waterhouse LLP   .........   16
OTHER CONSIDERATIONS  ....................................   16
 Expenses of the Funds   .................................   16
 Purchases and Redemptions  ..............................   17
 Investment Return    ....................................   17
 Net Asset Value   .......................................   17
 Distributions  ..........................................   18
 Taxes    ................................................   18
 Shareholder Communications    ...........................   19


                                                           Page
                                                           -----
 Organization, Meetings, and Voting Rights   .............   19
 Additional Information  .................................   19
OTHER INVESTMENT PRACTICES, RISK
   CONSIDERATIONS AND POLICIES OF THE FUNDS ..............   19
 Short-Term Trading   ....................................   19
 Certain Investment Considerations Pertaining to
    Government Debt Securities   .........................   20
 Cash Reserves and Repurchase Agreements   ...............   20
 Forward Commitments and When-Issued Securities;
   Dollar Roll Transactions   ............................   20
 Securities Lending   ....................................   21
 Foreign Securities   ....................................   21
 Mortgage-Backed Securities   ............................   22
 Collateralized Mortgage Obligations (CMOs) and
    Real Estate Mortgage Investment Conduits
    (REMICs)    ..........................................   22
 Certain Derivative Investments   ........................   23
 Zero-Coupon Bonds; Pay-in-Kind Securities ...............   23
 High Yield, High Risk Bonds   ...........................   24
   Leverage Risks Associated with Certain Investment
     Techniques  .........................................   24
 Certain Policies to Reduce Risk  ........................   24
CHANGES TO INVESTMENT OBJECTIVES AND
   NON-FUNDAMENTAL POLICIES  .............................   24
APPENDIX A: Description of Bond Ratings  .................  A-1
APPENDIX B: Colonial Strategic Income Fund, Variable
   Series -- Schedule of Portfolio Asset Composition by
   Rating for 1996  ......................................  B-1

                                   THE TRUST

The Trust is an open-end management investment company currently consisting of seven series: Colonial Growth and Income Fund, Variable Series ("Growth and Income Fund"), Stein Roe Global Utilities Fund, Variable Series ("Global Utilities Fund"), Colonial International Fund For Growth, Variable Series ("International Fund For Growth"), Colonial U.S. Stock Fund, Variable Series ("U.S. Stock Fund"), Colonial Strategic Income Fund, Variable Series ("Strategic Income Fund"), Newport Tiger Fund, Variable Series (" Tiger Fund") and Liberty All-Star Equity Fund, Variable Series ("All-Star Fund") (individually referred to as a "Fund" or by the abbreviated name indicated, or collectively as the "Funds"). Each Fund other than International Fund For Growth is a diversified fund. International Fund For Growth is non-diversified and may invest more than 5% of its total assets in the securities of a single issuer. This increases the risk of loss compared to a diversified fund. The Trust issues shares of beneficial interest in each Fund that represent interests in a separate portfolio of securities and other assets. The Trust may add or delete Funds from time to time.

The Trust is the funding vehicle for variable annuity contracts ("VA contracts") and variable life insurance policies ("VLI policies") offered by the separate accounts of life insurance companies ("Participating Insurance Companies"). Certain Participating Insurance Companies are affiliated with the adviser to the Funds ("Affiliated Participating Insurance Companies"). As of the date of this Prospectus, such Affiliated Participating Insurance Companies are Keyport Life Insurance Company ("Keyport"), Independence Life & Annuity Company ("Independence") and Liberty Life Assurance Company of Boston ("Liberty Life"). Shares of the Funds from time to time may be sold to other unaffiliated Participating Insurance Companies.

The Participating Insurance Companies and their separate accounts are the shareholders or investors ("shareholders") of the Funds. Owners of VA contracts and owners of VLI policies invest in sub-accounts of separate accounts of the Participating Insurance Companies that, in turn, invest in the Funds.

The prospectuses of the separate accounts of the Participating Insurance Companies describe which Funds are available to the separate accounts offering the VA contracts and VLI policies. The Trust assumes no responsibility for those prospectuses. However, Liberty Advisory Services Corp. (formerly named "Keyport Advisory Services Corp.") ("LASC") and the Board of Trustees of the Trust ("Board of Trustees") monitor events to identify any material conflicts that may arise between the interests of the Participating Insurance Companies or between the interests of owners of VA contracts and VLI policies. The Trust currently does not foresee any disadvantages to the owners of VA contracts and VLI policies arising from the fact that certain interests of the owners may differ. The Statement of Additional Information contains additional information regarding such differing interests and related risks.

LASC provides investment management and advisory services to the Funds pursuant to its Management Agreements with the Trust.

Colonial Management Associates, Inc. ("Colonial") sub-advises four Funds:
Growth and Income Fund, International Fund For Growth, U.S. Stock Fund and Strategic Income Fund pursuant to separate Sub-Advisory Agreements (the "Colonial Sub-Advisory Agreements") with each such Fund and LASC.

Stein Roe & Farnham Incorporated ("Stein Roe") sub-advises Global Utilities Fund pursuant to a Sub-Advisory Agreement (the "Stein Roe Sub-Advisory Agreement") with such Fund and LASC.

Newport Fund Management, Inc. ("Newport") sub-advises Tiger Fund pursuant to a Sub-Advisory Agreement (the "Newport Sub-Advisory Agreement") with such Fund and LASC.

Liberty Asset Management Company ("LAMCO") sub-advises All-Star Fund pursuant to LASC's Management Agreement for such Fund (to which LAMCO is a party).

LASC has delegated various administrative matters to Colonial. Colonial also provides transfer agency and pricing and record keeping services to the Trust. Keyport Financial Services Corp. ("KFSC") serves as the principal underwriter of the Trust with respect to sales of shares to Affiliated Participating Insurance Companies.

LASC, Colonial, Stein Roe, Newport, LAMCO, KFSC, Keyport and Independence are wholly-owned indirect subsidiaries of Liberty Financial Companies, Inc. ("LFC"). As of October 31, 1997, approximately 74.7% of the combined voting power of LFC's issued and outstanding voting stock was held, indirectly, by Liberty Mutual Insurance Company ("Liberty Mutual"). Liberty Life is a subsidiary of Liberty Mutual.

                              FINANCIAL HIGHLIGHTS

The tables below present certain financial information for each Fund in the Trust (other than All-Star Fund, which commenced operations on or about the date of this Prospectus) for the period beginning with such Fund's commencement of operations (July 1, 1993 for each of Growth and Income Fund and Global Utilities Fund; May 2, 1994 for International Fund For Growth; July 5, 1994 for each of U.S. Stock Fund and Strategic Income Fund; and May 1, 1995 for Tiger
Fund) and ended June 30, 1997. The information through the fiscal year ended December 31, 1996 has been audited and reported on by the Trust's independent accountants, Price Waterhouse LLP, whose report thereon appears in the Trust's annual report to shareholders for the fiscal year ended December 31, 1996 (which may be obtained without charge from KFSC or from the Participating Insurance Company issuing the applicable VA contract or VLI policy) and is incorporated by reference into the Statement of Additional Information. The information for the six-month period ended June 30, 1997 is unaudited. The Funds' total returns presented below do not reflect the cost of insurance and other insurance company separate account charges which vary with the VA contracts and VLI policies offered through the separate accounts of Participating Insurance Companies.


               Colonial Growth and Income Fund, Variable Series


                                                              (Unaudited)
                                                               Six Months
                                                                 Ended
                                                               June 30,
                                                              ---------------
                                                                 1997
                                                              ---------------
Per share operating performance:
Net asset value, beginning of period    ..................... $    13.96
                                                              ----------
Net investment income (a)   .................................       0.14
Net realized and unrealized gains (losses) on
 investments and foreign currency transactions (a)  .........       2.10
                                                              ----------
Total from investment operations  ...........................       2.24
                                                              ----------
Less distributions from:
 Dividends from net investment income   .....................         --
 Dividends from net realized gains on investments   .........         --
                                                              ----------
Total distributions   .......................................         --
                                                              ----------
Net asset value, end of period    ........................... $    16.20
                                                              ==========
Total return:
Total investment return (b)    ..............................      16.05%**
Ratios/supplemental data:
Net assets, end of period (000)   ........................... $   88,370
Ratio of net expenses to average net assets   ...............       0.78%*(e)
Ratio of net investment income to average net assets   ......       1.91%*(e)
Portfolio turnover ratio ....................................         13%**
Average commission rate (f)    .............................. $   0.0492



                                                                                    Year Ended December 31,
                                                              --------------------------------------------------------------------
                                                                1996             1995              1994          1993***
                                                              --------------- ----------------- ------------  ---------------------
Per share operating performance:
Net asset value, beginning of period    ..................... $    12.60      $      10.03      $    10.36     $      10.00
                                                              ----------      ------------      ------------   ------------
Net investment income (a)   .................................       0.28              0.29            0.26             0.09
Net realized and unrealized gains (losses) on
 investments and foreign currency transactions (a)  .........       1.98              2.72           (0.34)            0.41
                                                              ----------      ------------      ------------   ------------
Total from investment operations  ...........................       2.26              3.01           (0.08)            0.50
                                                              ----------      ------------      ------------   ------------
Less distributions from:
 Dividends from net investment income   .....................      (0.28)           ( 0.25)          (0.25)           (0.11)
 Dividends from net realized gains on investments   .........      (0.62)           ( 0.19)             --            (0.03)
                                                              ----------      ------------      ------------   ------------
Total distributions   .......................................      (0.90)           ( 0.44)          (0.25)           (0.14)
                                                              ----------      ------------      ------------   ------------
Net asset value, end of period    ........................... $    13.96      $      12.60      $    10.03     $      10.36
                                                              ==========      ============      ============   ============
Total return:
Total investment return (b)    ..............................      17.89%            30.03%          (0.76)%           5.01%**(d)
Ratios/supplemental data:
Net assets, end of period (000)   ........................... $   93,247      $     71,070      $   48,052   $       29,298
Ratio of net expenses to average net assets   ...............       0.79%(e)          0.81%(e)        0.87%            1.00%*(c)
Ratio of net investment income to average net assets   ......       2.02%(e)          2.51%(e)        2.82%            2.32%*(d)
Portfolio turnover ratio ....................................         24%               79%             55%               8%**
Average commission rate (f)    .............................. $   0.0383                --              --               --

----------------
   * Annualized

  ** Not Annualized

 *** For the period from the commencement of operations (July 1, 1993) to December 31, 1993.

(a) Per share data was calculated using average shares outstanding during the period.

(b) Total return at net asset value assuming all distributions reinvested.

(c) If the Fund had paid all of its expenses and there had been no reimbursement from KASC, this ratio would have been 1.23% (annualized) for the period ended December 31, 1993.

(d) Computed giving effect to LASC's expense limitation undertaking.

(e) The benefits derived from custody credits and directed brokerage arrangements had no impact. Prior years' ratios are net of benefits received, if any.

(f) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged.

               Stein Roe Global Utilities Fund, Variable Series


                                                              (Unaudited)
                                                               Six Months
                                                                 Ended
                                                               June 30,
                                                              -----------------
                                                                 1997
                                                              -----------------
Per share operating performance:
Net asset value, beginning of period    ..................... $     10.70
                                                              -----------
Net investment income (a)   .................................        0.22
Net realized and unrealized gains (losses) on
 investments (a)   ..........................................        0.56
                                                              -----------
Total from investment operations  ...........................        0.78
                                                              -----------
Less distributions from:
 Dividends from net investment income   .....................          --
                                                              -----------
Net asset value, end of period    ........................... $     11.48
                                                              ===========
Total return:
Total investment return (b) .................................        7.29%**
Ratios/supplemental data:
Net assets, end of period (000)   ........................... $    47,296
Ratio of net expenses to average net assets   ...............        0.78%*(e)
Ratio of net investment income to average net assets   ......        4.09%*(e)
Portfolio turnover ratio    .................................           4%**
Average commission rate (f)    .............................. $    0.0446



                                                                                     Year Ended December 31,
                                                           ------------------------------------------------------------------------
                                                             1996             1995             1994             1993***
                                                           --------------- ----------------- -------------   ----------------------
Per share operating performance:
Net asset value, beginning of period    .................. $    10.50      $       8.11      $     9.65        $       10.00
                                                           ----------      ------------      ------------      -------------
Net investment income (a)   ..............................       0.46              0.46            0.54                 0.18
Net realized and unrealized gains (losses) on
 investments (a)   .......................................       0.23              2.39           (1.53)               (0.35)
                                                           ----------      ------------      ------------      -------------
Total from investment operations  ........................       0.69              2.85           (0.99)               (0.17)
                                                           ----------      ------------      ------------      -------------
Less distributions from:
 Dividends from net investment income   ..................      (0.49)            (0.46)          (0.55)               (0.18)
                                                           ----------      ------------      ------------      -------------
Net asset value, end of period    ........................ $    10.70      $      10.50      $     8.11        $        9.65
                                                           ==========      ============      ============      =============
Total return:
Total investment return (b) ..............................       6.53%            35.15%         (10.27)%              (1.70)%**(c)
Ratios/supplemental data:
Net assets, end of period (000)   ........................ $   47,907      $     51,597      $   38,156        $      54,441
Ratio of net expenses to average net assets   ............       0.81%(d)          0.83%(d)        0.86%                1.00%*(e)
Ratio of net investment income to average net assets   ...       4.36%(d)          4.98%(d)        5.80%                5.10%*(c)
Portfolio turnover ratio    ..............................         14%               18%             16%                   2%**
Average commission rate (f)    ........................... $   0.0468                --              --                   --


----------------
   * Annualized

  ** Not Annualized

 *** For the period from the commencement of operations (July 1, 1993) to December 31, 1993.

(a) Per share data was calculated using average shares outstanding during the period.

(b) Total return at net asset value assuming all distributions reinvested.

(c) Computed giving effect to LASC's expense limitation undertaking.

(d) The benefits derived from custody credits and directed brokerage arrangements had no impact. Prior years' ratios are net of benefits received, if any.

(e) If the Fund had paid all of its expenses and there had been no reimbursement from LASC, this ratio would have been 1.09% (annualized) for the period ended December 31, 1993.

(f) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged.

            Colonial International Fund For Growth, Variable Series



                                                              (Unaudited)
                                                               Six Months
                                                                 Ended
                                                               June 30,                    Year Ended December 31,
                                                              --------------- -------------------------------------------------
                                                                 1997           1996            1995            1994***
                                                              --------------- --------------- ---------------- ----------------
Per share operating performance:
Net asset value, beginning of period    ..................... $     1.96       $    1.97       $     1.88       $     2.00
                                                              ----------       ---------       ----------       ----------
Net investment income (a)   .................................       0.01            0.02             0.01               --
Net realized and unrealized gains (losses) on investments and
 foreign currency transactions (a)   ........................       0.27            0.09             0.10            (0.12)
                                                              ----------       ---------       ----------       ----------
Total from investment operations  ...........................       0.28            0.11             0.11            (0.12)
                                                              ----------       ---------       ----------       ----------
Less distributions from:
  Dividends from net investment income  .....................         --              --            (0.02)              --
  Dividends from net realized gains on investments  .........         --           (0.12)              --               --
                                                              ----------       ---------       ----------       ----------
Total distributions   .......................................         --           (0.12)           (0.02)              --
                                                              ----------       ---------       ----------       ----------
Net asset value, end of period    ........................... $     2.24       $    1.96       $     1.97       $     1.88
                                                              ==========       =========       ==========       ==========
Total return:
Total investment return (b) .................................      14.29%**         5.61%            5.85%           (6.00)%**
Ratios/supplemental data:
Net assets, end of period (000)   ........................... $   33,089       $  26,593       $   22,764       $   19,146
Ratio of net expenses to average net assets   ...............       1.51%*(c)       1.40%(c)         1.40%(c)         1.74%*
Ratio of net investment income to average net assets   ......       1.34%*(c)       0.84%(c)         0.75%(c)         0.13%*
Portfolio turnover ratio    .................................         16%**          115%              40%              31%**
Average commission rate (d)    .............................. $   0.0070       $  0.0010               --               --

----------------
   * Annualized

  ** Not Annualized

 *** For the period from the commencement of operations (May 2, 1994) to December 31, 1994.

(a) Per share data was calculated using average shares outstanding during the period.

(b) Total return at net asset value assuming all distributions reinvested.

(c) The benefits derived from custody credits and directed brokerage arrangements had no impact. Prior years' ratios are net of benefits received, if any.

(d) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged.

                   Colonial U.S. Stock Fund, Variable Series


                                                              (Unaudited)
                                                               Six Months
                                                                 Ended
                                                               June 30,
                                                              ---------------
                                                                 1997
                                                              ---------------
Per share operating performance:
Net asset value, beginning of period    ..................... $    14.22
                                                              ----------
Net investment income (a)   .................................       0.09
Net realized and unrealized gains on investments (a)   ......       2.61
                                                              ----------
Total from investment operations  ...........................       2.70
                                                              ----------
Less distributions from:
 Dividends from net investment income   .....................         --
 Dividends from net realized gains on investments   .........         --
                                                              ----------
Total distributions   .......................................         --
                                                              ----------
Net asset value, end of period    ........................... $    16.92
                                                              ==========
Total return:
Total investment return (c)    ..............................      18.99%**
Ratios/supplemental data:
Net assets, end of period (000)   ........................... $   77,835
Ratio of net expenses to average net assets   ...............       0.95%*(e)
Ratio of net investment income to average net assets   ......       1.18%*(e)
Portfolio turnover ratio    .................................         19%**
Average commission rate (f)    .............................. $   0.0421



                                                                                 Year Ended December 31,
                                                              ----------------------------------------------------------
                                                                1996              1995                  1994***
                                                              --------------- ----------------------- ------------------
Per share operating performance:
Net asset value, beginning of period    ..................... $    12.36      $         10.27         $      10.00
                                                              ----------      ---------------         ------------
Net investment income (a)   .................................       0.19                 0.21                 0.09
Net realized and unrealized gains on investments (a)   ......       2.52                 2.84                 0.35
                                                              ----------      ---------------         ------------
Total from investment operations  ...........................       2.71                 3.05                 0.44
                                                              ----------      ---------------         ------------
Less distributions from:
 Dividends from net investment income   .....................      (0.17)               (0.16)               (0.11)
 Dividends from net realized gains on investments   .........      (0.68)               (0.80)               (0.06)
                                                              ----------      ---------------         ------------
Total distributions   .......................................      (0.85)               (0.96)               (0.17)
                                                              ----------      ---------------         ------------
Net asset value, end of period    ........................... $    14.22      $         12.36         $      10.27
                                                              ==========      ===============         ============
Total return:
Total investment return (c)    ..............................      21.84%               29.70%(b)               4.40%(b)**
Ratios/supplemental data:
Net assets, end of period (000)   ........................... $   60,855      $        43,017         $       15,373
Ratio of net expenses to average net assets   ...............       0.95%(e)             1.00%(d)(e)            1.00%(d)*
Ratio of net investment income to average net assets   ......       1.39%(e)             1.72%(b)(e)            2.16%(b)*
Portfolio turnover ratio    .................................         77%                 115%                    52%**
Average commission rate (f)    .............................. $   0.0395                   --                     --

----------------
   * Annualized

  ** Not Annualized

 *** For the period from the commencement of operations (July 5, 1994) to December 31, 1994.

(a) Per share data was calculated using average shares outstanding during the period.

(b) Computed giving effect to LASC's expense limitation undertaking.

(c) Total return at net asset value assuming all distributions reinvested.

(d) If the Fund had paid all of its expenses and there had been no reimbursement from LASC, these ratios would have been 1.07% and 1.64% (annualized), respectively.

(e) The benefits derived from custody credits and directed brokerage arrangements had no impact. Prior years' ratios are net of benefits received, if any.

(f) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged.

                Colonial Strategic Income Fund, Variable Series



                                                                 (Unaudited)
                                                                  Six Months
                                                                    Ended
                                                                  June 30,                        Year Ended December 31,
                                                                 -----------------   ----------------------------------------------
                                                                    1997               1996             1995            1994***
                                                                 -----------------   --------------- ----------------- ------------
Per share operating performance:
Net asset value, beginning of period    ........................ $     11.04         $    10.99      $       9.79      $   10.00
                                                                 -----------         ----------      ------------      ------------
Net investment income (a)   ....................................        0.44               0.92              0.55           0.30
Net realized and unrealized gains (losses) on investments and
 foreign currency transactions (a)   ...........................       (0.07)              0.16              1.24          (0.19)
                                                                 -----------         ----------      ------------      ------------
Total from investment operations  ..............................        0.37               1.08              1.79           0.11
                                                                 -----------         ----------      ------------      ------------
Less distributions from:
 Dividends from net investment income   ........................          --              (0.96)            (0.56)         (0.31)
 Dividends from net realized gains on investments   ............          --              (0.07)            (0.03)         (0.01)
                                                                 -----------         ----------      ------------      ------------
Total distributions   ..........................................          --              (1.03)            (0.59)         (0.32)
                                                                 -----------         ----------      ------------      ------------
Net asset value, end of period    .............................. $     11.41         $    11.04      $      10.99      $    9.79
                                                                 ===========         ==========      ============      ============
Total return:
Total investment return (b) (c)   ..............................        3.35%**            9.83%            18.30%          1.10%**
Ratios/supplemental data:
Net assets, end of period (000)   .............................. $    60,401         $   53,393      $     48,334      $  13,342
Ratio of net expenses to average net assets (e)  ...............        0.80%*(e)          0.80%(d)          0.84%(d)       1.00%*
Ratio of net investment income to average net assets (c)  ......        7.93%*(e)          8.13%(d)          8.08%(d)       7.33%*
Portfolio turnover ratio    ....................................          51%**             114%              281%            94%**


----------------
   * Annualized
  ** Not Annualized
 *** For the period from the commencement of operations (July 5, 1994) to
     December 31, 1994.
(a) Per share data was calculated using average shares outstanding during the period.
(b) Total return at net asset value assuming all distributions reinvested.
(c) Computed giving effect to LASC's expense limitation undertaking.
(d) The benefits derived from custody credits and directed brokerage arrangements had no impact. Prior years' ratios are net of benefits received, if any.
(e) If the Fund had paid all of its expenses and there had been no reimbursement from LASC, these ratios would have been 0.86%, 0.94% and 1.60% (annualized), respectively.

                      Newport Tiger Fund, Variable Series


                                                                    (Unaudited)
                                                                     Six Months
                                                                       Ended
                                                                     June 30,        Year Ended December 31,
                                                                    ------------   ----------------------------
                                                                       1997          1996         1995***
                                                                    ------------   -----------   --------------
Per share operating performance:
Net asset value, beginning of period  ...........................   $    2.52       $  2.28       $    2.00
                                                                    ----------      -------       ----------
Net investment income (a)    ....................................        0.02          0.03            0.01
Net realized and unrealized gains on investments and foreign
 currency transactions (a)   ....................................        0.10          0.24            0.29
                                                                    ----------      -------       ----------
Total from investment operations   ..............................        0.12          0.27            0.30
                                                                    ----------      -------       ----------
Less distributions from:
 Dividends from net investment income    ........................          --         (0.02)          (0.01)
 In excess of net investment income   ...........................          --            --           (0.01)
 Dividends from net realized gains on investments    ............          --         (0.01)             --
                                                                    ----------      -------       ----------
Total distributions    ..........................................          --         (0.03)          (0.02)
                                                                    ----------      -------       ----------
Net asset value, end of period  .................................   $    2.64       $  2.52       $    2.28
                                                                    ==========      =======       ==========
Total return:
Total investment return (b)  ....................................        4.76%**      11.73%          15.00%**
Ratios/supplemental data:
Net assets, end of period (000)    ..............................   $  39,725       $34,642       $  18,977
Ratio of net expenses to average net assets (c)   ...............        1.20%*        1.27%           1.79%*
Ratio of net investment income to average net assets (c)   ......        1.42%*        1.20%           0.89%*
Portfolio turnover ratio  .......................................           6%**          7%             12%**
Average commission rate (d)  ....................................   $  0.0103       $0.0172              --

   * Annualized
  ** Not Annualized
 *** For the period from the commencement of operations (May 1, 1995) to
     December 31, 1995.
(a) Per share data was calculated using average shares outstanding during the period.
(b) Total return at net asset value assuming all distributions reinvested.
(c) The benefits derived from custody credits and directed brokerage arrangements had no impact.
(d) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged.

Further information about the performance of the Funds is contained in the Trust's annual report to shareholders for the period ended December 31, 1996, which may be obtained without charge from KFSC or from the Participating Insurance Company issuing the applicable VA contract or VLI policy.

                                   THE FUNDS

All investments, including mutual funds, have risks, and no one mutual fund is suitable for all investors. No one Fund by itself constitutes a complete investment program. The net asset value of the shares of the Funds will vary with market conditions and there can be no guarantee that any Fund will achieve its investment objective.

Each Fund and its investment objectives and policies are described below. Certain additional investment policies and techniques common to some or all of the Funds are described under "OTHER INVESTMENT PRACTICES, RISK CONSIDERATIONS AND POLICIES OF THE FUNDS" below.


More information about the portfolio securities in which the Funds invest, including certain risks and investment limitations, is provided in the Statement of Additional Information.

                Colonial Growth and Income Fund, Variable Series

Investment Objective. The Fund seeks primarily income and long-term capital growth and, secondarily, preservation of capital.

Investment Program. The Fund may invest without limit in U.S. stock exchange or Nasdaq National Market System listed common stocks and foreign common stocks which, when purchased, meet quantitative standards which in Colonial's judgment indicate above average financial soundness and high intrinsic value relative to price. Companies in which the Fund invests will fall into one of the following three categories:

1. Companies whose current business activities provide earnings, dividends or assets that represent above average value for each dollar invested; or

2. Companies whose business activities are concentrated in industries or business strategies which are expected to provide above average stability or value in turbulent markets; or

3. Companies with anticipated business growth prospects that represent above average value for each dollar invested.

For this purpose, "average" will not be pegged to a specific index but rather determined in Colonial's judgment based on an eligible universe of securities of appropriate market capitalization for which sufficient data is available. Such average may also be qualified by industry group or sector.

Up to 5% of the Fund's net assets may be invested in common stocks not meeting any of the foregoing conditions at the time of purchase.

The U.S. Government Securities in which the Fund invests include (1) U.S. Treasury obligations; (2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities ("Agencies") which are supported by (a) the full faith and credit of the U.S. Government, (b) the right of the issuer or guarantor to borrow an amount limited to a line of credit with the U.S. Treasury, (c) discretionary power of the U.S. Government to purchase obligations of the Agencies, or (d) the credit of the Agencies; (3) real estate mortgage investment conduits ("REMICs"), and collateralized mortgage obligations ("CMOs"), including privately issued asset-backed securities and privately issued mortgage-backed securities guaranteed by an Agency; (4) "when-issued" commitments relating to the foregoing; and (5) certain high quality U.S. Government money market instruments, including repurchase agreements ("REPOs") collateralized by U.S. Government Securities.

The Fund will not invest in residual classes of CMOs. The Fund may invest in U.S. Government Securities of any maturity that pay fixed, floating or adjustable interest rates.

The Fund may invest without limit in securities traded outside of the U.S. and may purchase foreign currencies on a spot or forward basis in conjunction with its investments in foreign securities and to hedge against fluctuations in foreign currencies.

                Stein Roe Global Utilities Fund, Variable Series

Investment Objective. The Fund seeks current income and long-term growth of capital and income.

Investment Program. The Fund normally invests at least 65% of its total assets in U.S. and foreign equity and debt securities of companies engaged in the manufacture, production, generation, transmission, sale or distribution of electricity, natural gas or other types of energy, or water or other sanitary services, and companies engaged in telecommunications, including telephone, telegraph, satellite, microwave and other communications media (but not companies primarily engaged in public broadcasting, print media or cable television) ("Utility Companies"). The Fund will invest primarily in securities of large, established Utility Companies located in developed countries, including the U.S. The Fund may invest without limit in foreign securities. See "OTHER INVESTMENT PRACTICES, RISK CONSIDERATIONS AND POLICIES OF THE FUNDS:
Foreign Securities." The Fund normally will invest in securities issued by companies located in at least three countries includ-ing the U.S. Up to 35% of the Fund's total assets may be invested in equity securities of any type and investment grade debt securities that are not issued by Utility Companies. Because the Fund concentrates its investments in securities of Utility Companies, an investment in the Fund may entail more risk than an investment in a more diversified portfolio.

Equity securities purchased by the Fund generally include common and preferred stock, warrants (rights) to purchase such stock, debt securities convertible into such stock, and structured and unstructured American Depositary Receipts (receipts issued in the U.S. by banks or trust companies evidencing ownership of underlying foreign securities (ADRs)). At least 20% of the Fund's total assets will be invested in equity securities of Utility Companies.

Debt securities purchased by the Fund generally include securities of any maturity that pay fixed, floating or adjustable interest rates. The Fund may invest in zero-coupon bonds and pay-in-kind securities. See "OTHER INVESTMENT PRACTICES, RISK CONSIDERATIONS AND OTHER POLICIES OF THE FUNDS: Zero-Coupon Bonds; Pay-in-Kind Securities."

The debt securities in which the Fund invests will be rated at the time of investment at least Baa by Moody's Investors Service ("Moody's") or BBB by Standard & Poor's Corporation ("S&P") or will be unrated but considered by Stein Roe to be of comparable credit quality. Such securities will not necessarily be sold if the rating is subsequently reduced unless any such downgrade would cause the Fund to hold more than 5% of its total assets in debt securities rated below investment grade. Debt securities rated BBB or Baa have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of the issuers of such securities to make principal and interest payments than would likely be the case with investments in securities with higher credit ratings.

The values of debt securities generally fluctuate inversely with changes in interest rates. This is less likely to be true for adjustable or floating rate securities, since interest rate changes are more likely to be reflected in changes in the rates paid on the securities. However, reductions in interest rates may also translate into lower return.

The values of securities issued by Utility Companies are especially affected by changes in prevailing interest rate levels (as interest rates increase, the values of Utility Company securities tend to decrease, and vice versa), as well as by general competitive and market forces in the utility industries, changes in federal and state regulation, energy conservation efforts and other environmental concerns and, particularly with respect to nuclear facilities, shortened economic life and cost overruns. Certain utilities, especially gas and telephone utilities, have in recent years been affected by increased competition, which could adversely affect the profitability of such utilities. Similarly, the profitability of certain electric utilities may in the future be adversely affected by increased competition resulting from partial deregulation.

The Fund may purchase and sell (i) U.S. and foreign stock and bond index futures contracts, (ii) U.S. and foreign interest rate futures contracts and
(iii) options on any of the foregoing. Such transactions will be entered into
(x) for hedging purposes or (y) to gain exposure to a particular market pending investment in individual securities. The Fund also may purchase and sell options on individual securities for hedging purposes. See "OTHER INVESTMENT PRACTICES, RISK CONSIDERATIONS AND POLICIES OF THE FUNDS: Certain Derivative Investments." The Fund will purchase and sell such derivative securities only with respect to securities it may otherwise purchase or indices composed of such securities.

            Colonial International Fund For Growth, Variable Series

Investment Objective. The Fund seeks long-term capital growth by investing primarily in non-U.S. equity securities.

Investment Program. The Fund normally invests at least 65% of its assets in equity securities, consisting of common and preferred stock, warrants to purchase such stock, and convertible debt, of issuers in at least three countries other than the U.S. The Fund may also invest up to 35% of its assets in high quality foreign government debt securities. The debt securities in which the Fund may invest may be of any maturity that pay fixed, floating or adjustable rates. The Fund may invest in both exchange and over-the-counter traded securities.

The Fund is non-diversified and may invest more than 5% of its total assets in the securities of a single issuer, increasing the risk of loss compared to a diversified fund.

The Fund may invest up to 10% of its total assets in closed-end investment companies commonly referred to as "country funds." Such investments will involve the payment of duplicative fees through the indirect payment of a portion of the expenses, including advisory fees, of such other investment companies.

The Fund may invest in smaller, less established companies which may offer greater opportunities for capital appreciation than larger, better established companies. These stocks may also involve certain special risks related to limited product lines, markets or financial resources and dependence on a small management group. Their securities may trade less frequently, in smaller volumes and fluctuate more sharply in value than exchange listed securities of larger companies.

For a discussion of certain special risks and other considerations pertaining to investments in foreign securities applicable to the Fund, see "OTHER INVESTMENT PRACTICES, RISK CONSIDERATIONS, AND POLICIES OF THE FUNDS: Foreign Securities."

The Fund may purchase and sell (i) foreign stock and bond index futures contracts, (ii) foreign interest rate futures contracts and (iii) options on any of the foregoing. Such transactions will be entered into (x) for hedging purposes or (y) to gain exposure to a particular market pending investment in individual securities. The Fund also may purchase and sell options on individual securities for hedging purposes. See "OTHER INVESTMENT PRACTICES, RISK CONSIDERATIONS AND POLICIES OF THE FUNDS: Certain Derivative Investments." The Fund will purchase and sell such derivative securities only with respect to securities it may otherwise purchase or indices composed of such securities.

                   Colonial U.S. Stock Fund, Variable Series

Investment Objective. The Fund seeks long-term capital growth by investing primarily in large capitalization equity securities.

Investment Program. The Fund normally invests at least 65% of its total assets in common stock of U.S. companies with equity market capitalizations at the time of purchase in excess of $3 billion. Up to 35% of total assets may be invested in common stock of U.S. companies with equity market capitalizations at the time of purchase between $1 billion and $3 billion. Up to 10% of total assets may be invested in ADRs. Up to 10% of total assets may be invested in any combination of (i) convertible debt securities (i.e., debt securities that are convertible into common stock at the holder's option), (ii) investment grade corporate debt securities (i.e., rated investment grade by at least two nationally recognized rating agencies), and (iii) debt securities issued or guaranteed by the U.S. Government or its agencies (including mortgage-backed securities, CMOs and REMICs). The Fund will purchase equity securities that Colonial believes have superior earnings and value characteristics selected from a universe which meets certain guidelines for liquidity and available investment information. Quantitative standards, designed to identify above average intrinsic value relative to price and favorable earnings trends, are used as the core of the process. Fundamental company analysis is then used to select securities. The Fund will not concentrate more than 25% of its total assets in any one industry.

                Colonial Strategic Income Fund, Variable Series

Investment Objective. The Fund seeks a high level of current income, as is consistent with prudent risk and maximizing total return, by diversifying investments primarily in U.S. and foreign government and high yield, high risk corporate debt securities.

Investment Program. The Fund will seek to achieve its objectives by investing its assets in each of the following sectors of the debt securities markets: (i) U.S. Government Securities; (ii) debt securities issued by foreign governments and their political subdivisions; and (iii) high yield, high risk securities, some of which may involve equity features. The Fund may invest in debt securities of any maturity. The allocation of investments among these types of securities at any given time is based on Colonial's estimate of expected performance and risk of each type of investment. The value of debt securities (and thus of Fund shares) usually will fluctuate inversely to changes in interest rates.

The U.S. Government Securities in which the Fund invests include those described as eligible for investment by Growth and Income Fund. The Fund may invest in U.S. Government Securities of any maturity and in zero coupon securities. The Fund also may invest in certificates representing undivided interests in the interest or principal of mortgage-backed securities (interest only/principal only), which tend to be more volatile than other types of securities. See "OTHER INVESTMENT PRACTICES, RISK CONSIDERATIONS AND POLICIES OF THE FUNDS: Mortgage-Backed Securities."

The Fund may invest any portion of its assets in securities issued or guaranteed by foreign governments. For a discussion of certain special risks and other considerations pertaining to investments in foreign securities applicable to the Fund, see "OTHER INVESTMENT PRACTICES, RISK CONSIDERATIONS AND POLICIES OF THE FUNDS: Foreign Securities."

The Fund may purchase high yield, high risk bonds (commonly referred to as junk bonds), including bonds in the lowest rating categories (C for Moody's and D for S&P) and unrated bonds. The lowest rating categories include bonds which are in default. Because these securities are regarded as predominantly speculative as to payment of principal and interest, the Fund will not purchase the debt securities of a single issuer rated Ca by Moody's or CC by S&P or lower or comparable unrated securities if, as a result, holdings of that issuer exceed 0.5% of the Fund's net assets. High yield, high risk bonds are those rated lower than Baa by Moody's or BBB by S&P, or comparable unrated securities. For a discussion of certain risks and other considerations pertaining to investments in high yield bonds, see "OTHER INVESTMENT PRACTICES, RISK CONSIDERATIONS AND POLICIES OF THE FUNDS: High Yield, High Risk Bonds." Appendix A to this Prospectus provides a description of bond ratings.

The Fund may purchase and sell U.S. and foreign interest rate futures contracts and options thereon to hedge against changes in interest rates. See "OTHER INVESTMENT PRACTICES, RISK CONSIDERATIONS AND POLICIES OF THE FUNDS: Certain Derivative Investments." The Fund will engage in such activities only with respect to securities it may otherwise purchase or indices composed of such securities.

                      Newport Tiger Fund, Variable Series

Investment Objective. The Fund seeks long-term capital growth.

Investment Program. The Fund invests primarily in equity securities of companies located in the nine Tigers of East Asia (Hong Kong, Singapore, South Korea, Taiwan, Malaysia, Thailand, Indonesia, China and the Philippines). These nine countries are referenced to herein as the "Tiger countries." Normally, the Fund will seek to be fully invested in equity securities of larger, well established companies located in the Tiger countries.

Equity securities in which the Fund invests include common and preferred stock, warrants (rights) to purchase such stock, debt securities convertible into stock, ADRs, Global Depositary Receipts (receipts issued by foreign banks or trust companies) and shares of other investment companies that invest primarily in the foregoing securities.

The Fund may invest up to 10% of its total assets in other investment companies commonly referred to as "country funds." Such investments will involve the payment of duplicative fees through the indirect payment of a portion of the expenses, including advisory fees, of such other investment companies.

For a discussion of certain special risks and other considerations pertaining to investments in foreign securities applicable to the Fund, see "OTHER INVESTMENT PRACTICES, RISK CONSIDERATIONS, AND POLICIES OF THE FUNDS: Foreign Securities." Such special risks are particularly relevant to investments in equity securities issued by companies located in the Tiger countries.

Although the securities markets of the Tiger countries, especially China, have grown and evolved rapidly over the last several years, political, legal, economic and regulatory systems continue to lag behind those of more developed countries. Accordingly, the risk that restrictions on repatriation of Fund investments may be imposed unexpectedly or other limitations on the Fund's ability to realize on its investments may be instituted are greater with respect to investments in the Tiger countries.

Hong Kong. A substantial amount of the Fund's investments have been and may continue to be in companies located in Hong Kong. Although Hong Kong has the most developed securities markets of the Tiger countries, a substantial portion of its economy is dependent on investments in or trade with China and other less-developed Asian countries. Political and economic developments in those countries could adversely impact the Fund's Hong Kong investments.

On July 1, 1997, sovereignty over Hong Kong was transferred from Great Britain to China and Hong Kong became a Special Administrative Region of China. In connection with this transfer, China has agreed to maintain for 50 years Hong Kong's current economic and social systems, as well as most of the personal freedoms currently enjoyed by Hong Kong residents. Nevertheless, it is impossible to predict with certainty the ultimate effect Chinese sovereignty will have on Hong Kong's business environment. Further, uncertainty surrounding the transfer could hurt the value of the Fund's investments or make them more volatile in the short-run.

                 Liberty All-Star Equity Fund, Variable Series

Investment Objective. The Fund seeks total investment return, comprised of long-term capital appreciation and current income, through investment primarily in a diversified portfolio of equity securities.

Investment Program. The Fund invests primarily in equity securities, defined as common stocks and securities convertible into common stocks (such as bonds and preferred stocks) and securities having common stock characteristics (such as warrants and rights to purchase equity securities.) The Fund also may invest in ADRs. The Fund may lend its portfolio securities.

The Fund's investment program is based upon LAMCO's multi-manager concept. LAMCO allocates the Fund's portfolio assets on an approximately equal basis among a number of independent investment management organizations ("Portfolio Managers")--currently five in number--each of which employs a different investment style, and from time to time rebalances the portfolio among the Portfolio Managers so as to maintain an approximately equal allocation of the portfolio among them throughout all market cycles.

In LAMCO's opinion, the multi-manager concept provides advantages over the use of a single manager because of the following primary factors:

  (i) Most equity investment management firms consistently employ a distinct investment "style" which causes them to emphasize stocks with particular characteristics;

  (ii) because of changing investor preferences, any given investment style will move into and out of market favor and will result in better investment performance under certain market conditions but less successful performance under other conditions;

  (iii) consequently, by allocating the Fund's portfolio on an approximately equal basis among Portfolio Managers employing different styles, the impact of any one such style on investment performance will be diluted, and the investment performance of the total portfolio will be more consistent and less volatile over the long term than if a single style were employed throughout the entire period; and

  (iv) more consistent performance at a given annual rate of return over time produces a higher rate of return for the long term than more volatile performance having the same average annual rate of return.

LAMCO, based on the foregoing principles and on its analysis and evaluation of information regarding the personnel and investment styles and performance of a universe of several hundred professional investment management firms, has selected for appointment by the Fund a group of Portfolio Managers representing a blending of different investment styles which, in its opinion, is appropriate to the Fund's investment objective.

LAMCO continuously monitors the performance and investment styles of the Fund's Portfolio Managers and from time to time may recommend changes of Portfolio Managers based on factors such as changes in a Portfolio Manager's investment style or a departure by a Portfolio Manager from the investment style for which it had been selected, a deterioration in a Portfolio Manager's performance relative to that of other investment management firms practicing a similar style, or adverse changes in its ownership or personnel.

The Fund's current Portfolio Managers are:


  J. P. Morgan Investment Management Inc.

  Oppenheimer Capital


  Palley-Needelman Asset Management, Inc.

  Westwood Management Corp.

  Wilke/Thompson Capital Management, Inc.

LAMCO also is the manager of Liberty All-Star Equity Fund, a multi-managed closed-end fund. This other fund has the same investment objective and investment program as the Fund, and currently has the same Portfolio Managers. LAMCO expects that both funds will make corresponding changes if and when Portfolio Managers are changed in the future.


Although under normal circumstances the Fund will remain substantially fully invested in equity securities, up to 35% of the value of the Fund's total assets may be invested in U.S. dollar denominated money market instruments of the type described under "OTHER INVESTMENT PRACTICES, RISK CONSIDERATIONS AND POLICIES OF THE FUNDS: Cash Reserves and Repurchase Agreements."

The Fund may purchase and sell U.S. stock futures contracts and options thereon. Such transactions will be entered into (i) for hedging purposes or
(ii) to maintain market exposure in connection with (A) LAMCO's rebalancing the Funds' Portfolio among Portfolio Managers or (B) changes in Portfolio Managers. The Fund also may purchase and sell options on individual securities (i) for hedging purposes or (ii) to increase investment return. See "OTHER INVESTMENT PRACTICES, RISK CONSIDERATIONS AND POLICIES OF THE FUNDS: Certain Derivative Investments." The Fund will purchase and sell such derivative securities only with respect to securities it may otherwise purchase or indices composed of such securities.

The Fund may remain substantially fully invested during periods when stock prices generally rise and also during periods when they generally decline. The Fund is intended to be a long-term investment vehicle and is not designed to provide a means of speculating on short-term stock market movements.

                         TRUST MANAGEMENT ORGANIZATIONS

                                  The Trustees

The business of the Trust and the Funds is supervised by the Trust's Board of Trustees. The Statement of Additional Information contains the names of and biographical information on the Trustees.

               The Manager: Liberty Advisory Services Corp. (LASC)

LASC, 125 High Street, Boston Massachusetts 02110, is the manager of the Trust. LASC was incorporated on January 8, 1993 under the laws of the Commonwealth of Massachusetts.

In accordance with its Management Agreements with the Trust, LASC designs and supervises a continuous investment program for the Trust, evaluates, recommends, and monitors its Sub-Advisers' performance, investment programs, and compliance with applicable laws and regulations, and recommends to the Board of Trustees whether its Sub-Advisers' respective contracts should be continued or modified and whether a new sub-adviser or multiple sub-advisers should be added or deleted. LASC is also responsible for administering the Trust's operations, including the provision of office space and equipment in connection with the maintenance of the Trust's headquarters, preparation and filing of required reports, arrangements for Trustees' and shareholders' meetings, maintenance of the Trust's corporate books and records, communications with shareholders, and oversight of custodial, accounting and other services provided to the Funds by others. In accordance with its Management Agreements with the Trust, LASC may, at its own expense, delegate the performance of certain of its administrative responsibilities to its affiliate LFC, or any of LFC's majority-owned subsidiaries. LASC has delegated its administrative responsibilities to Colonial in accordance with this authority. LASC, or its affiliates, pay all compensation of the Trust's directors and officers who are employees of LASC or its affiliates.

The Trust may add funds that utilize the investment advisory services of more than one portfolio adviser, whereby each portfolio adviser is responsible for specified portions of the Funds' investments. LASC will be responsible for the selection and supervision of such advisers and the allocation of the portions of the assets among such advisers.

The Trust pays LASC management fees, accrued daily and paid monthly, at the following maximum annual rates of the average daily net assets of the specified Fund.


        Growth and Income Fund            0.65%
        Global Utilities Fund             0.65%
        International Fund For Growth     0.90%
        U.S. Stock Fund                   0.80%
        Strategic Income Fund             0.65%
        Tiger Fund                        0.90%
        All-Star Fund                     0.80%

                               LASC's Sub-Advisers

Colonial

Colonial, an investment adviser since 1931, is the Sub-Adviser of each of Growth and Income Fund, International Fund For Growth, U.S. Stock Fund and Strategic Income Fund. Colonial, whose principal business address is One Financial Center, Boston, Massachusetts 02111, is an indirect wholly owned subsidiary of LFC.

LASC, out of the management fees it receives from the Trust, pays Colonial sub-advisory fees at the following annual rates of the average daily net assets of the specified Fund:


  Growth and Income Fund           0.45%
  International Fund For Growth    0.70%
  U.S. Stock Fund                  0.60%
  Strategic Income Fund            0.45%


Under the Colonial Sub-Advisory Agreements, Colonial manages the assets of the respective Funds in accordance with their investment objectives, investment programs, policies, and restrictions under the supervision of LASC and the Board of Trustees. Colonial determines which securities and other instruments are purchased and sold for each Fund. Colonial also provides transfer agency and certain pricing and record keeping services for the Funds under separate agreements.

Daniel Rie, Senior Vice President, Colonial, and director of Colonial's Equity Group, has managed the Growth and Income Fund since its inception. Mr. Rie manages The Colonial Fund, and has managed or co-managed various other Colonial equity funds since 1986.

Mark Stoeckle has managed the U.S. Stock Fund since December, 1996. Mr. Stoeckle is a Vice President of Colonial. He also manages the Colonial U.S. Stock Fund. Prior to joining Colonial in 1996, Mr. Stoeckle was a portfolio manager at Massachusetts Financial Services Company and an investment banker at Bear, Stearns & Co., Inc.

Carl C. Ericson has managed the Strategic Income Fund since its inception. Mr. Ericson, a Senior Vice President of Colonial and director of Colonial's Taxable Fixed Income Group, has managed the Colonial Strategic Income Fund since 1991 and various other Colonial taxable income funds since 1985.

Bruno Bertocci and David Harris, each of whom is jointly employed by Colonial and Stein Roe, have co-managed the International Fund For Growth since January 1, 1996. Prior to joining Stein Roe in May, 1995, each of Messrs. Bertocci and Harris was employed by Rockefeller & Co., Inc., Mr. Bertocci as a Managing Director and Mr. Harris as a Portfolio Manager.

Colonial utilizes the trading facilities of Stein Roe to place all orders for the purchase and sale of portfolio securities, futures contracts and foreign currencies for the International Fund For Growth. In selecting broker-dealers, Colonial may direct Stein Roe to consider research and brokerage services furnished to Colonial.

Stein Roe

Stein Roe is the Sub-Adviser of the Global Utilities Fund. Stein Roe, whose principal address is One South Wacker Drive, Chicago, Illinois 60606, is an indirect wholly owned subsidiary of LFC.

LASC, out of the management fees it receives from the Trust, pays Stein Roe a sub-advisory fee at the annual rate of 0.45% of the average daily net assets of the Global Utilities Fund.

Under the Stein Roe Sub-Advisory Agreement, Stein Roe manages the assets of the Fund in accordance with its investment objective, investment program, policies, and restrictions under the supervision of LASC and the Board of Trustees. Stein Roe determines which securities and other instruments are purchased and sold for the Fund.

Ophelia Barsketis, Senior Vice President of Stein Roe, co-manages the Global Utilities Fund. Ms. Barsketis joined Stein Roe in 1983 and progressed through a variety of equity analyst positions before assuming her current responsibilities.

Deborah A. Jansen, Vice President and Senior Research Analyst for global and domestic equities and global economic forecasting for Stein Roe, co-manages the Global Utilities Fund. Ms. Jansen joined Stein Roe in 1987 and served as an associate economist and senior economist before assuming her current responsibilities. Ms. Jansen left Stein Roe in January, 1995 and returned to her position as Vice President in March, 1996. From June 5, 1995 through June 30, 1995, Ms. Jansen was a Senior Equity Research Analyst for BancOne Investment Advisers Corporation.

Newport

Newport is the Sub-Adviser of the Tiger Fund. Newport, whose principal address is 580 California Street, Suite 1960, San Francisco, California 94104, is an indirect wholly owned subsidiary of LFC.

LASC, out of the management fees it receives from the Trust, pays Newport a sub-advisory fee at the annual rate of 0.70% of the average daily net assets of the Tiger Fund.

Under the Newport Sub-Advisory Agreement, Newport manages the assets of the Fund in accordance with its investment objective, investment program, policies, and restrictions under the supervision of LASC and the Board of Trustees. Newport determines which securities and other instruments are purchased and sold for the Fund.

John M. Mussey and Thomas R. Tuttle, President and Senior Vice President, respectively, of Newport, co-manage the Fund. Mr. Mussey has managed the Colonial Newport Tiger Fund since 1989. (The Colonial Newport Tiger Fund is the successor by merger to the Newport Tiger Fund, which commenced operations in 1989.) Mr. Tuttle has co-managed the Colonial Newport Tiger Fund since November, 1995. Messrs. Mussey and Tuttle have been officers of Newport since 1984.

LAMCO and LAMCO's Portfolio Managers

LAMCO is the Sub-Adviser of the All-Star Fund. LAMCO, whose principal address is 600 Atlantic Avenue, 23rd Floor, Boston, Massachusetts 02210, is an indirect wholly owned subsidiary of LFC.

LASC, out of the management fees it receives from the Trust, pays LAMCO a sub-advisory fee at the annual rate of 0.60% of the average daily net assets of the All-Star Fund.

LAMCO is party to LASC's Management Agreement with the Trust for the All-Star Fund. Under the Management Agreement, LASC delegates investment management of the Fund to LAMCO, in accordance with the Fund's investment objective, investment program, policies and restrictions under the supervision of LASC and the Board of Trustees. The Management Agreement further authorizes LAMCO to recommend for appointment one or more Portfolio Managers pursuant to a portfolio management agreement among the Trust, LAMCO and the applicable Portfolio Manager. The Management Agreement provides that each Portfolio Manager shall have full investment discretion and authority to make all determinations with respect to the investment of the portion of the Fund's assets assigned to such Portfolio Manager by LAMCO, in accordance with LAMCO's multi-manager concept.

Pursuant to a separate portfolio management agreement with each Portfolio Manager, LAMCO, out of the management fees it receives from LASC, pays each such Portfolio Manager a fee at the annual rate of 0.30% of the average daily net assets of that portion of the Fund's assets assigned to such Portfolio Manager.

No one individual at LAMCO is responsible for LAMCO's investment management of All-Star Fund.


Henry D. Cavanna, Managing Director of J.P. Morgan Investment Management, Inc., manages that portion of All-Star Fund's portfolio assigned to that firm.


John Lindenthal, Managing Director of Oppenheimer Capital, manages that portion of All-Star Fund's portfolio assigned to that firm.

Roger B. Palley, President and Senior Investment Officer of Palley-Needelman Asset Management, Inc., manages that portion of All-Star Fund's portfolio assigned to that firm.


Susan M. Byrne, President and Chief Executive Officer of Westwood Management Corp., manages that portion of All-Star Fund's portfolio assigned to that firm.



Mark A. Thompson, Chairman and Chief Investment Officer of Wilke/Thompson Capital Management, Inc., manages that portion of All-Star Fund's portfolio assigned to that firm.

The Trust and LAMCO have applied to the Securities and Exchange Commission for an exemptive order that would permit LAMCO to enter into a new portfolio management agreement with a new Portfolio Manager (whether or not in connection with the replacement of an existing Portfolio Manager) and with an existing Portfolio Manager (or its successor) following a transaction resulting in a change of control of such Portfolio Manager without a vote of the shareholders of the All-Star Fund. The application seeks an exemptive order permitting such a new agreement, provided that the new agreement is at a fee no higher than that provided in, and is on other terms and conditions substantially similar to, the Fund's agreements with its other Portfolio Managers. Information regarding the new Portfolio Manager will be sent to holders of VA contracts and VLI policies within 90 days following the effective date of the change or addition.

                          TRUST SERVICE ORGANIZATIONS

                                   Custodian

As of the date of this Prospectus, (i) Boston Safe Deposit and Trust Company, One Boston Place, Boston, Massachusetts 02109, is the custodian for each of the Funds other than Tiger Fund and (ii) UMB, n.a., 928 Grand Ave., Kansas City, Missouri 64141, is the custodian for Tiger Fund. The Board of Trustees has approved the appointment of The Chase Manhattan Bank, 3 Chase Metro Tech Center, 8th Floor, Brooklyn, New York 11245 to become the custodian for each of the Funds. This change is expected to be completed not later than during the first quarter of 1998. Foreign securities are maintained in the custody of foreign branches of U.S. banks, foreign banks and foreign trust companies that are members of the custodians' global custody network or foreign depositories used by such members.

                 Independent Accountants: Price Waterhouse LLP

Price Waterhouse LLP, 160 Federal Street, Boston, Massachusetts 02110 are the Trust's independent accountants.


                              OTHER CONSIDERATIONS

                             Expenses of the Funds

The Funds generally will pay all their expenses, other than those borne by LASC, Colonial, Stein Roe, Newport, LAMCO and LAMCO's Portfolio Managers. LASC has agreed to reimburse all expenses, including management fees, but excluding interest, taxes, brokerage, and other expenses which are capitalized in accordance with accepted accounting procedures, and extraordinary expenses, incurred by (i) Growth and Income Fund, Global Utilities Fund, U.S. Stock Fund and All-Star Fund in excess of 1.00% of average net asset value per annum, (ii) each of International Fund For Growth and

Tiger Fund in excess of 1.75% of average net asset value per annum and (iii) Strategic Income Fund in excess of 0.80% of average net asset value per annum, in each case for the period beginning May 1, 1997 until April 30, 1998.

The expenses payable by the Funds include, among other things, the management fees payable to LASC, described above; fees for services of independent accountants; consultant fees; legal fees; transfer agent, custodian and portfolio record keeping and tax information services fees; fees for pricing and record keeping services, and of equipment for communication among the Funds' custodians, LASC, Colonial, Stein Roe, Newport, LAMCO, LAMCO's Portfolio Managers and others; taxes and fees for the preparation of the Funds' tax returns; brokerage fees and commissions; interest; costs of Board of Trustees and shareholder meetings; cost of updates and printing of prospectuses and reports to shareholders; fees for filing reports with regulatory bodies and the maintenance of the Trust's existence; membership dues for industry trade associations; fees to federal authorities for the registration of the shares of the Funds; fees and expenses of Trustees who are not directors, officers, employees or stockholders of LASC, Colonial, Stein Roe, Newport, LAMCO, LAMCO's Portfolio Managers or their affiliates; insurance and fidelity bond premiums; and other extraordinary expenses of a non-recurring nature.

It is the policy of the Trust that expenses directly charged or attributable to any particular Fund will be paid from the assets of that Fund. General expenses of the Trust will be allocated among and charged to the assets of each of the Funds on a basis that the Board of Trustees deems fair and equitable, which may be based on the relative assets of each Fund or the nature of the services performed and their relative applicability to each Fund.

                           Purchases and Redemptions

The Participating Insurance Companies place daily orders to purchase and redeem shares of each Fund based on, among other things, the net amount of purchase payments to be invested and surrender and transfer requests to be effected on that day pursuant to the VA contracts and VLI policies, including deductions for fees and charges by the applicable insurance company separate account. The Trust continuously offers and redeems shares at net asset value without the addition of any selling commission, sales load or redemption charge. Shares are sold and redeemed at their net asset value as next determined after receipt of purchase payments or redemption requests, respectively, by the separate accounts. Similarly, shares are sold or redeemed as a result of such other transactions under the VA contracts and VLI policies at the net asset value computed for the day on which such transactions are effected by the separate accounts. The right of redemption may be suspended or payments postponed whenever permitted by applicable law and regulations.

                               Investment Return

Average annual total returns for the Funds are calculated in accordance with the Securities and Exchange Commission's formula and assume reinvestment of all distributions. Other total returns differ from average annual total return only in that they may relate to different time periods and may represent aggregate as opposed to average annual total returns. A Fund's average annual total return is determined by computing the annual percentage change in value of a $1,000 investment in such Fund for a specified period, assuming reinvestment of all dividends and distributions.

Performance information describes a Fund's performance for the period shown and does not predict future performance. Comparison of a Fund's yield or total return with those of alternative investments should consider differences between the Fund and the alternative investments. A Fund's investment performance figures do not reflect the cost of insurance and the separate account fees and charges which vary with the VA contracts and VLI policies offered through the separate accounts of the Participating Insurance Companies, and which will decrease the return realized by a contract or policyholder.

                                Net Asset Value

The initial net asset value of each Fund (other than International Fund For Growth and Tiger Fund) at the commencement of operations was established at $10.00. The initial net asset value of each of International Fund For Growth and Tiger Fund was established at $2.00. The net asset value per share of each Fund is determined as of the close of regular trading on the New York Stock Exchange ("NYSE") (currently 4:00 p.m., New York time). Net asset value per share is calculated for each Fund by dividing the current market value of total portfolio assets, less all liabilities (including accrued expenses), by the total number of shares outstanding. Net asset value is determined on each day when the NYSE is open, except on such days in which no order to purchase or redeem shares is received. The NYSE is scheduled to be open Monday through Friday throughout the year except for certain federal and other holidays.

All assets denominated in foreign currencies are converted to U.S. dollars. The books and records of the Trust are recorded in U.S. dollars.

Fund securities are valued based on market quotations or, if such quotations are not available, at fair market value determined in good faith under procedures established by the Board of Trustees. Investments maturing in 60 days or less are valued at amortized cost.

                                 Distributions

Each Fund intends to declare and distribute, as dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of portfolio securities, if any, to its shareholders (Participating Insurance Companies' separate accounts). The net investment income of each Fund consists of all dividends or interest received by such Fund, less estimated expenses (including the advisory and administrative fees). Income dividends will be declared and distributed annually in the case of each Fund. All net short-term and long-term capital gains of each Fund, net of carry-forward losses, if any, realized during the fiscal year, are declared and distributed periodically, no less frequently than annually. All dividends and distributions are reinvested in additional shares of the Fund at net asset value, as of the record date for the distributions.

                                     Taxes

Each Fund intends to elect to be treated and to qualify as a "regulated investment company" under Subchapter M of the Code. As a result of such election, for any tax year in which a Fund meets the investment limitations and the distribution, diversification and other requirements referred to below, to the extent a Fund distributes its taxable net investment income and its net realized long-term and short-term capital gains, that Fund will not be subject to federal income tax, and the income of the Fund will be treated as the income of its shareholders. Under current law, since the shareholders are life insurance company "segregated asset accounts," they will not be subject to income tax currently on this income to the extent such income is applied to increase the values of VA contracts and VLI policies.

Among the conditions for qualification and avoidance of taxation at the Trust level, Subchapter M imposes investment limitations, distribution requirements, and requirements relating to the diversification of investments. The requirements of Subchapter M may affect the investments made by each Fund. Any of the applicable diversification requirements could require a sale of assets of a Fund that would affect the net asset value of the Fund.

In addition, the Tax Reform Act of 1986 made certain changes to the tax treatment of regulated investment companies, including the imposition of a nondeductible 4% excise tax on certain undistributed amounts. To avoid this tax, each Fund must declare and distribute to its shareholders by the end of each calendar year at least 98% of ordinary income earned during that calendar year and at least 98% of capital gain net income, net of carry-forward losses, if any, realized for the twelve-month period ending October 31 of that year, plus any remaining undistributed income from the prior year.

Pursuant to the requirements of Section 817(h) of the Code, the only shareholders of the Trust and its Funds will be Participating Insurance Companies and their separate accounts that fund VA contracts, VLI policies and other variable insurance contracts and retirement plans. The prospectus that describes a particular VA contract or VLI policy discusses the taxation of both separate accounts and the owner of such contract or policy.

Each Fund intends to comply with the requirements of Section 817(h) of the Code and the related regulations issued thereunder by the Treasury Department. These provisions impose certain diversification requirements affecting the securities in which the Funds may invest and other limitations. The diversification requirements of Section 817(h) of the Code are in addition to the diversification requirements under Subchapter M and the Investment Company Act of 1940. The consequences of failure to meet the requirements of Section 817(h) could result in taxation of the Participating Insurance Company offering the VA contracts and VLI policies and immediate taxation of all owners of the contracts and policies to the extent of appreciation on investment under the contracts. The Trust believes it is in compliance with these requirements.

The Secretary of the Treasury may issue additional rulings or regulations that will prescribe the circumstances in which a variable insurance contract owner's control of the investments of a segregated asset account may cause such owner, rather than the insurance company, to be treated as an owner of the assets of a segregated asset account. It is expected that such regulations would have prospective application. However, if a ruling or regulation were not considered to set forth a new position, the ruling or regulation could have retroactive effect.

The Trust therefore may find it necessary, and reserves the right to take action to assure, that a VA contract or VLI policy continues to qualify as an annuity or insurance contract under federal tax laws. The Trust, for example, may be required to alter the investment objectives of any Fund or substitute the shares of one Fund for those of another. No such change of investment objectives or substitution of securities will take place without notice to the contract and policy owners with interests invested in the affected Fund and without prior approval of the Securities and Exchange Commission, or the approval of a majority of such owners, to the extent legally required.

To the extent a Fund invests in foreign securities, investment income received by the Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle a Fund to a reduced tax or exemption from tax on such income.


Gains and losses from foreign currency dispositions, foreign-currency denominated debt securities and payables or receivables, and foreign currency forward contracts are subject to special tax rules that generally cause them to be recharacterized as ordinary income and losses, and may affect the timing and amount of the Fund's recognition of income, gain or loss.


It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund's assets, if any, to be invested within various countries will fluctuate and the extent to which tax refunds will be recovered is uncertain. The Funds intend to operate so as to qualify for treaty-reduced tax rates where applicable.

The preceding is a brief summary of some relevant tax considerations. This discussion is not intended as a complete explanation or a substitute for careful tax planning and consultation with individual tax advisers.

                           Shareholder Communications

Owners of VA contracts and VLI policies, issued by the Participating Insurance Companies or for which shares of one or more Funds are the investment vehicles, receive from the Participating Insurance Company unaudited semi-annual financial statements and audited year-end financial statements of such Funds certified by the Trust's independent auditors. Each report shows the investments owned by each Fund and provides other information about the Trust and its operations. Copies of such reports may be obtained from the Participating Insurance Company or the Secretary of the Trust.

                   Organization, Meetings, and Voting Rights

The Trust is organized as a Massachusetts business trust under an Agreement and Declaration of Trust ("Declaration of Trust") dated March 4, 1993. The Declaration of Trust may be amended by a vote of either the Trust's shareholders or the Board of Trustees. The Trust is authorized to issue an unlimited number of shares of beneficial interest without par value, in one or more series as the Board of Trustees may authorize. Each Fund is a separate series of the Trust.

Each share of a Fund is entitled to participate pro rata in any dividends and other distributions declared by the Board of Trustees with respect to that Fund, and all shares of a Fund have equal rights in the event of liquidation of that Fund.

The Trust is not required to hold annual meetings and does not intend to do so. However, special meetings may be called for purposes such as electing Trustees or approving an amendment to an advisory contract. Shareholders receive one vote for each Fund share. Shares of the Trust vote together except when required to vote separately by Fund. Shareholders have the power to remove Trustees and to call meetings to consider removal.

Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Trust's Declaration of Trust disclaims liability of the shareholders, the Trustees, or officers of the Trust for acts or obligations of the Trust, which are binding only on the assets and property of the Trust (or the applicable Fund thereof) and requires that notice of such disclaimer be given in each agreement, obligation, or contract entered into or executed by the Trust or the Board. The Declaration of Trust provides for indemnification out of the Trust's assets (or the applicable Fund) for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is believed to be remote because it is limited to circumstances in which the disclaimer is inoperative and the Trust itself is unable to meet its obligations. The risk to any one Fund of sustaining a loss on account of liabilities incurred by another Fund also is believed to be remote.

                             Additional Information

This Prospectus, including the Statement of Additional Information which has been incorporated by reference herein, does not contain all the information set forth in the Registration Statement filed by the Trust with the Securities and Exchange Commission under the Securities Act of 1933. Copies of the Registration Statement may be obtained from the Commission or may be examined at the office of the Commission in Washington, D.C.

   OTHER INVESTMENT PRACTICES, RISK CONSIDERATIONS AND POLICIES OF THE FUNDS

A number of the investment policies and techniques referred to below are subject to certain additional risks described more fully in the Statement of Additional Information.

                               Short-Term Trading

In seeking each Fund's objective, the applicable portfolio manager will buy or sell portfolio securities whenever it believes it is appropriate. Their decisions will not generally be influenced by how long the Fund may have owned the security. A Fund may buy securities intending to seek short-term trading profits, subject to limitations imposed by the Code. A change in the securities held by a Fund is known as "portfolio turnover" and generally involves some expense to the Fund. These expenses may include brokerage commissions or dealer mark-ups, custodian fees and other transaction costs on both the sale of securities and the reinvestment of the proceeds in other securities.

As a result of a Fund's investment policies, under certain market conditions, a Fund's portfolio turnover rate may be higher than that of other mutual funds. Portfolio turnover rate for a fiscal year is the ratio of the lesser of purchases or sales of portfolio securities to the monthly average of the value of portfolio securities, excluding securities whose maturities at acquisition were one year or less. A 100% turnover rate would occur if all of the securities in the portfolio were sold and either repurchased or replaced within one year. Although the Funds cannot predict portfolio turnover rate, it is estimated that, under normal circumstances, the annual rate for each Fund will be no greater than 100%. Global Utilities Fund and International Fund For Growth may have a higher rate of turnover than the other Funds or alternative investment funds because of the flexibility of their investment policies permitting shifts between different types of investments and the use of aggressive strategies and investments. Changes in All-Star Fund's Portfolio Managers and rebalancings of its portfolio among the Portfolio Managers may result in higher portfolio turnover than would otherwise be the case. The portfolio turnover rates of the Funds for the period ended December 31, 1996 are shown under "FINANCIAL HIGHLIGHTS" above. A Fund's portfolio turnover rate is not a limiting factor when the portfolio manager considers a change in the Fund's portfolio.


   Certain Investment Considerations Pertaining to Government Debt Securities

Each of Growth and Income Fund, Strategic Income Fund and U.S. Stock Fund may, as part of its normal investment program, invest in U.S. Government Securities. Similarly, each of International Fund For Growth and Strategic Income Fund may, as part of its normal investment program, invest in foreign government debt securities.

While U.S. Government Securities are considered virtually free of default risk, their values nevertheless generally fluctuate inversely with changes in interest rates. Further, U.S. Government Securities consisting of mortgage-backed securities, CMOs or REMICs may decline in value more substantially than comparable maturity treasury securities given an interest rate increase, but may not increase in value as much given an interest rate decline. See "Mortgage-Backed Securities" and "Collateralized Mortgage Obligations (CMOs) and Real Estate Mortgage Investment Conduits (REMICs)" below.

The values of foreign government debt securities generally fluctuate inversely with changes in interest rates in the countries where the securities are issued. Foreign government debt securities are also subject generally to the additional special risks and other considerations pertaining to investments in foreign securities discussed below under "Foreign Securities."

                    Cash Reserves and Repurchase Agreements

Each of the Funds may invest temporarily available cash in U.S. dollar denominated money market instruments. Tiger Fund also may purchase foreign currency denominated instruments. Such money market instruments will be limited to high-quality securities rated within the two highest credit categories by any nationally recognized securities rating organization or, if not rated, of comparable investment quality as determined by the applicable portfolio manager. Such domestic money market instruments may include: U.S. Government securities; certificates of deposit; bankers' acceptances; bank time deposits; commercial paper; short-term corporate debt securities; and repurchase agreements with a securities dealer or bank. In these repurchase transactions, the underlying security, which is held by the custodian through the federal book-entry system for a Fund as collateral, will be marked to market on a daily basis to ensure full collateralization of the repurchase agreement. In the event of a bankruptcy or default of certain sellers of repurchase agreements, a Fund could experience costs and delays in liquidating the underlying security and might incur a loss if such collateral held declines in value during this period. Not more than 15% of a Fund's total assets will be invested in repurchase agreements maturing in more than seven days and other illiquid assets.

    Forward Commitments and When-Issued Securities; Dollar Roll Transactions

Each of Growth and Income Fund, Global Utilities Fund and Strategic Income Fund may purchase securities on a when-issued, delayed delivery, or forward commitment basis. When such transactions are negotiated, the price of such securities is fixed at the time of the commitment, but delivery and payment for the securities may take place up to 120 days after the date of the commitment to purchase. The securities so purchased are subject to market fluctuation, and no interest accrues to the purchaser during this period. When-issued securities or forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. Colonial and Stein Roe do not believe that the net asset value or income of the Funds will be adversely affected by the purchase of securities on a when-issued or forward commitment basis. The Funds will not enter into such transactions for leverage (borrowing) purposes.

Strategic Income Fund may enter into dollar roll transactions. A dollar roll transaction involves a sale by the Fund of securities that it holds with an agreement by the Fund to repurchase substantially similar securities at an agreed upon price and date. During the period between the sale and repurchase, the Fund will not be entitled to accrue interest and receive principal payments on the securities sold. Dollar roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of those securities. In the event the buyer of securities under a dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's use of proceeds of the transaction may be restricted pending a determination by or with respect to the other party.

                               Securities Lending

Each of Global Utilities Fund, U.S. Stock Fund and All-Star Fund may lend portfolio securities to certain institutions (principally broker-dealers) that the applicable portfolio manager considers qualified in order to increase income. The loans will not exceed 30% of total assets. Securities lending involves the risk of loss to the Fund if the borrower defaults.

                              Foreign Securities

Tiger Fund normally will remain fully invested in equity securities of companies located in the Tiger countries. International Fund For Growth normally invests primarily in foreign securities. Global Utilities Fund may invest without limit in foreign securities. Similarly, Strategic Income Fund may invest any portion of its assets in securities issued or guaranteed by foreign governments. Growth and Income Fund also may invest in foreign securities. Investments in foreign securities include sovereign risks and risks pertaining to the local economy in the country or countries in which the foreign issuer conducts business. Investments in foreign securities also involve certain risks that are not typically associated with investing in domestic issuers, including: (i) foreign securities traded for foreign currencies and/or denominated in foreign currencies may be affected favorably or unfavorably by changes in currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversions between various currencies; (ii) less publicly available information about the securities and about the foreign company or government issuing them; (iii) less comprehensive accounting, auditing, and financial reporting standards, practices, and requirements; (iv) securities markets outside the United States may be less developed or efficient than those in the United States and government supervision and regulation of those securities markets and brokers and the issuers in those markets is less comprehensive than that in the United States; (v) the securities of some foreign issuers may be less liquid and more volatile than securities of comparable domestic issuers; (vi) settlement of transactions with respect to foreign securities may sometimes be delayed beyond periods customary in the United States; (vii) fixed brokerage commissions on certain foreign securities exchanges and custodial costs with respect to securities of foreign issuers generally exceed domestic costs; and (viii) with respect to some countries, there is the possibility of unfavorable changes in investment or exchange control regulations, expropriation, or confiscatory taxation, taxation at the source of the income payment or dividend distribution, difficulties in enforcing judgements, limitations on the removal of funds or other assets of the Fund, political or social instability, or diplomatic developments that could adversely affect United States investments in those countries.

International Fund For Growth's investments in foreign securities may include investments in countries whose economies or securities markets are not yet highly developed. Special risks associated with these investments (in addition to the considerations regarding foreign investments generally) may include, among others, greater political uncertainties, an economy's dependence on revenues from particular commodities or on international aid or development assistance, currency transfer restrictions, highly limited numbers of potential buyers for such securities and delays and disruptions in securities settlement procedures. See "DESCRIPTION OF CERTAIN INVESTMENTS: Investments in Less Developed Countries" in the Statement of Additional Information for a list of the countries whose economies or securities markets currently are considered by Colonial not to be highly developed. Normally no more than 40% of the Fund's assets will be invested in such securities.

Foreign Currency Transactions. Transactions in foreign securities include currency conversion costs. Tiger Fund, International Fund For Growth, Global Utilities Fund, Strategic Income Fund and Growth and Income Fund may engage in currency exchange transactions to convert currencies to or from U.S. dollars. These Funds may purchase or sell foreign currencies on a spot or forward basis. Such transactions will be entered into (i) to lock in a particular foreign exchange rate pending settlement of a purchase or sale of a foreign security or pending the receipt of interest, principal or dividend payments on a foreign security held by the Fund, or (ii) to hedge against a decline in the value, in U.S. dollars or in another currency, of a foreign currency in which securities held by the Fund are denominated.

International Fund For Growth, Global Utilities Fund, and Strategic Income Fund also may buy and sell currency futures contracts and options thereon for such hedging purposes. Global Utilities Fund and Strategic Income Fund also may buy or sell options on currencies for such hedging purposes.

The Funds will not attempt, nor would they be able, to eliminate all foreign currency risk. The precise matching of foreign currency exchange transactions and the portfolio securities generally will not be possible since the future value of such securities in foreign currencies will change as a consequence of market movements which cannot be precisely forecast. Currency hedging does not eliminate fluctuations in the underlying prices of securities, but rather establishes a rate of exchange at some future point in time. Although hedging may lessen the risk of loss due to a decline in the value of the hedged currency, it tends to limit potential gain from increases in currency values.

ADRs. With respect to equity securities, each of Tiger Fund, International Fund For Growth, Global Utilities Fund, Growth and Income Fund, U.S. Stock Fund and All-Star Fund may purchase structured and unstructured ADRs. ADRs are U.S. dollar-denominated certificates issued by a United States bank or trust company representing the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of that bank or a corresponding bank and traded on a United States exchange or in an over-the-counter market. Generally, ADRs are in registered form. There are no fees imposed on the purchase or sale of ADRs when purchased from the issuing bank or trust company in the initial underwriting, although the issuing bank or trust company may impose charges for the collection of dividends and the conversion of ADRs into the underlying securities. Investment in ADRs has certain advantages over direct investment in the underlying foreign securities since: (i) ADRs are U.S. dollar-denominated investments that are registered domestically, easily transferable and for which market quotations are readily available; and (ii) issuers whose securities are represented by ADRs are subject to the same auditing, accounting, and financial reporting standards as domestic issuers. Investments in ADRs, however, are otherwise subject to the same general considerations and risks pertaining to foreign securities described above.

See "DESCRIPTION OF CERTAIN INVESTMENTS: Investments in Less Developed Countries;" "Foreign Currency Transactions;" "Forward Currency and Futures Contracts;" "Currency Options;" "Settlement Procedures;" "Foreign Currency Conversion;" and "Passive Foreign Investment Companies" in the Statement of Additional Information for more information about foreign investments.

                           Mortgage-Backed Securities


Strategic Income Fund, Growth and Income Fund and U.S. Stock Fund may invest in mortgage-backed securities, which are securities representing interests in pools of mortgages. Principal and interest payments made on the mortgages in the pools are passed through to the holder of such securities. Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by GNMA), or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by the FNMA or FHLMC). Mortgage-backed securities created by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers, or the mortgage poolers. The Funds will only invest in mortgage-backed securities that are issued or guaranteed by governmental entities, except that Strategic Income Fund also may invest in other mortgage-backed securities if the underlying mortgages are guaranteed by a governmental agency.

Unscheduled or early repayment of principal on mortgage-backed securities (arising from prepayment of principal due to the sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose the Funds to a lower rate of return upon reinvestment of principal. The Funds may only be able to invest prepaid principal at lower yields. The prepayment of securities purchased at a premium may result in losses equal to the premium. Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities. This is because the mortgages underlying the securities can be prepaid, and prepayment rates tend to increase as interest rates decline (effectively shortening the mortgage-backed security's maturity) and decrease as interest rates rise (effectively lengthening the mortgage-backed security's maturity).


Strategic Income Fund also may invest in certificates representing undivided interests in the interest or principal of mortgage-backed securities (interest-only/principal-only securities). These securities tend to be more volatile than other types of debt securities. The interest-only class involves the risk of loss of the entire value of the investment if the underlying mortgages are prepaid. In the case of principal-only class securities, the Fund recognizes (accrues) as income for accounting purposes a portion of the difference between purchase price and face value. Because the Fund includes this accrued income in calculating its dividend even though it has not received payment, the Fund may have to sell other investments to obtain cash needed to make income distributions.

Collateralized Mortgage Obligations (CMOs) and Real Estate Mortgage Investment
                               Conduits (REMICs)


Strategic Income Fund, Growth and Income Fund and U.S. Stock Fund may invest in CMOs and REMICs of investments grade or considered by Colonial to be of comparable quality. U.S. Stock Fund may invest only in CMOs and REMICs which are issued or guaranteed by the U.S. government or its agencies. CMOs and REMICs are debt securities issued by special-purpose trusts collateralized by underlying mortgage loans or pools of mortgage-backed securities guaranteed by GNMA, FHLMC, or FNMA. CMOs and REMICs may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in mortgage loans, including depository institutions, mortgage banks, investment banks and special-purpose subsidiaries of the foregoing.


CMOs and REMICs are not, however, "mortgage pass-through" securities, such as those described above under "Mortgage-Backed Securities." Rather they are pay-through securities--i.e., securities backed by the cash flow from the underlying mortgages. Investors in CMOs and REMICs are not owners of the underlying mortgages, which serve as collateral for such debt securities, but are simply owners of a fixed-income security backed by such pledged assets. CMOs and REMICs typically are structured into multiple classes, with each class bearing a different stated maturity and having different payment streams. One class (the Residual) is in the nature of equity.

The Fund will not invest in the Residual class. Although the structures of CMOs and REMICs vary greatly, monthly payments of principal, including prepayments, typically are first returned to the investors holding the shortest maturity class; investors holding longer maturity classes typically receive principal payments only after the shorter class or classes have been retired. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy and may incur a loss. Principal on a REMIC, CMO or other mortgage-backed security may be prepaid if the underlying mortgages are prepaid. Because of the prepayment feature these investments may not increase in value when interest rates fall. The Fund may be able to invest prepaid principal only at lower yields. The prepayment of REMICs, CMOs or other mortgage-backed securities purchased at a premium may result in losses equal to the premium.

                         Certain Derivative Investments

As specified above under "THE FUNDS," certain Funds may invest in derivative securities for certain specified purposes. These derivative securities include U.S. and foreign stock and bond index futures contracts, U.S. and foreign interest rate futures contracts, options on stock, bond and interest rate futures contracts, and options on individual securities.

A financial futures contract creates an obligation by the seller to sell and the purchaser to buy an amount of cash equal to a specified cash amount multiplied by the difference between the value of a specified index (based on stocks, bonds, or interest rates) at the contract's settlement date and the benchmark index value at which the contract is made. A sale of a futures contract can be terminated in advance of the settlement date by subsequently purchasing a similar offsetting (opposite way) contract. Similarly, a purchase of a futures contract can be terminated by a similar offsetting sale. Gain or loss on a futures contract generally is realized upon such termination.

An option generally gives the option holder the right, but not the obligation, to purchase or sell a specified security or futures contract prior to the option's specified expiration date. A call option gives the option purchaser the right to buy from the option seller (writer); a put option gives the option purchaser the right to sell to the option writer. A Fund will pay a premium to purchase an option, which will become a loss if the option expires unexercised. A Fund will receive a premium from writing an option, which increases its return if the option expires unexercised or is closed out at a profit. When a Fund writes a call option, it may become obligated to sell the underlying security at a below market price. Similarly, if a Fund writes a put option, it may become obligated to buy the underlying security at an above market price.

With respect to each futures contract or call option purchased, the Fund will set aside in a segregated account maintained with its custodian (or broker, if legally permitted) cash or liquid securities in an amount equal to the market value of the futures contract or option, less the initial margin deposit. A Fund will write only "covered" options, meaning that, so long as the Fund is obligated under the option, it must own the underlying security subject to the option (or comparable securities satisfying the cover requirements of the Securities and Exchange Commission) in the case of a call option written by the Fund, or maintain in a segregated account with the Fund's custodian cash or liquid securities with a value sufficient at all times to cover its obligations under put options written by it.

Transactions in futures and options may not precisely achieve the goals of hedging, gaining or maintaining market exposure or increasing returns, as applicable, to the extent there is an imperfect correlation between the price movements of the futures contracts or options and of the underlying securities. In addition, if the portfolio manager's prediction on stock or bond market movements or changes in interest rates is inaccurate, the Fund may be worse off than if it had not used such derivative investment techniques.

For more information on these derivative investments, see "DESCRIPTION OF CERTAIN INVESTMENTS: Futures Contracts and Related Options" and "--Options on Securities" in the Statement of Additional Information.

                   Zero-Coupon Bonds; Pay-In-Kind Securities

Global Utilities Fund and Strategic Income Fund may invest in zero-coupon bonds. Such bonds may be issued directly by agencies and instrumentalities of the U.S. Government or by private corporations. Zero-coupon bonds may originate as such or may be created by stripping an outstanding bond. Zero-coupon bonds do not make regular interest payments. Instead, they are sold at a deep discount from their face value. Because a zero-coupon bond does not pay current income, its price can be very volatile when interest rates change. In calculating its dividend, the Fund takes into account as income a portion of the difference between a zero-coupon bond's purchase price and its face value. Thus, the Fund may have to sell other investments to obtain cash needed to make income distributions.

Global Utilities Fund also may invest in pay-in-kind securities. Such securities pay interest, typically at the issuer's option, in additional securities instead of cash. Similar to zero-coupon bonds, the Fund accrues interest paid in kind and may have to sell other investments to raise the cash needed to make income distributions.

                          High Yield, High Risk Bonds

Strategic Income Fund may invest a significant portion of its assets in lower rated bonds (commonly referred to as "junk bonds") which are regarded as speculative as to payment of principal and interest. Relative to comparable securities of higher quality:

1.   The market price is likely to be more volatile because:

  a. an economic downturn or increased interest rates may have a more significant effect on the yield, price and potential for default;

  b. the secondary market may at times become less liquid or respond to adverse publicity or investor perceptions, increasing the difficulty in valuing or disposing of the bonds;

  c. existing or future legislation limits and may further limit (i) investment by certain institutions and (ii) tax deductibility of the interest by the issuer, which may adversely affect value; and

  d. certain high yield, high risk bonds do not pay interest in cash on a current basis. However, the Fund will accrue and distribute this interest on a current basis, and may have to sell securities to generate cash for distributions.

2. The Fund's achievement of its investment objectives in respect of investments in high yield, high risk bonds is more dependent on Colonial's credit analysis.

3. High yield, high risk bonds are less sensitive to interest rate changes but are more sensitive to adverse economic developments.

          Leverage Risks Associated with Certain Investment Techniques

Certain investment techniques used by the Funds and described above may present additional risks associated with the use of leverage. These techniques are forward commitments and the purchase of securities on a when-issued basis, the purchase and sale of foreign currency on a forward basis, the purchase and sale of certain futures contracts and options thereon, and the purchase and sale of certain options. Leverage may magnify the effect on Fund shares of fluctuations in the values of the securities underlying these transactions. In accordance with Securities and Exchange Commission pronouncements, to reduce (but not necessarily eliminate) leverage, the Fund will either "cover" its obligations under such transactions by holding the securities or other commodities (or rights to acquire the securities or such commodities) it is obligated to deliver under such transactions, or deposit and maintain in segregated account with its custodian cash, liquid securities, or securities denominated in the particular foreign currency, equal in value to the Fund's obligations under such transactions.

                        Certain Policies to Reduce Risk

Each Fund has adopted certain fundamental investment policies in managing its portfolio that are designed to maintain the portfolio's diversity and reduce risk. Each Fund will not: (i) with respect to 75% of its total assets, invest in more than 10% of its outstanding voting securities of any one issuer or invest more than 5% of its total assets in the securities of any one issuer; or
(ii) borrow money except temporarily from banks to facilitate redemption requests that might otherwise require untimely disposition of portfolio securities and in amounts not exceeding 10% of each Fund's total assets. Limitation (i) does not apply to the International Fund For Growth or, in the case of the other Funds, to U.S. Government Securities. The investment policies described above in this paragraph are fundamental and may be changed for a Fund only by approval of that Fund's shareholders.

It is the policy of each Fund that when its portfolio manager(s) deem a temporary defensive position advisable, the Fund may invest, without limitation (i.e., up to 100% of its assets), in high-quality fixed-income securities, or hold assets in cash or cash equivalents, to the extent such portfolio managers believe such alternative investments to be less risky than those securities in which the Fund normally invests.

Additional investment restrictions are set forth in the Statement of Additional Information.

         CHANGES TO INVESTMENT OBJECTIVES AND NON-FUNDAMENTAL POLICIES

The Funds may not always achieve their investment objectives. The Funds' investment objectives and non-fundamental policies may be changed without shareholder approval. The holders of VA Contracts and VLI Policies will be notified in connection with any material change in a Fund's investment objective. A Fund's fundamental investment policies listed in the Statement of Additional Information cannot be changed without shareholder majority approval.

                                   APPENDIX A

Description of Bond Ratings

The ratings of certain debt instruments in which one or more of the Funds may invest are described below:

Standard and Poor's Corporation--Bond Ratings

AAA bonds have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA bonds have a very strong capacity to pay interest and repay principal, and they differ from AAA only in small degree.

A bonds have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB bonds are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than for bonds in the A category.

BB, B, CCC and CC bonds are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or large exposures to adverse conditions.

C ratings are reserved for income bonds on which no interest is being paid.

D bonds are in default, and payment of interest and/or principal is in arrears.


Plus (+) or minus (-) are modifiers relative to the standing within the major rating categories.

Moody's Investors Service, Inc.--Bond Ratings

Aaa bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa bonds are judged to be of high quality by all standards. Together with Aaa bonds they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities. Those bonds in the Aa through B groups which Moody's believes possess the strongest investment attributes are designated by the symbol Aa1, A1 and Baa1.

A bonds possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa bonds are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba bonds are judged to have speculative elements; their future cannot be considered as well secured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B bonds generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa bonds are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca bonds represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C bonds are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                                   APPENDIX B


 Colonial Strategic Income Fund, Variable Series -- Schedule of Portfolio Asset
                         Composition by Rating For 1996


                                    Month
            -----------------------------------------------------
            January   February    March      April      May
Rating      --------- ---------- ---------- ---------- ----------
                          (percentage of portfolio)
            -----------------------------------------------------
Aaa/AAA        44.0%     45.8%      41.7%      44.7%      40.7%
Aa/AA   ...     8.3%      8.1%       8.5%       8.6%      13.0%
A/A  ......     0.0%      0.0%       0.0%       0.0%       0.0%
Baa/BBB         1.8%      1.7%       1.7%       0.0%       0.0%
Ba/BB   ...    11.1%     10.6%      10.8%      11.1%      10.2%
B/B  ......    32.8%     31.7%      34.4%      32.9%      33.4%
Caa/CCC         2.0%      2.0%       2.8%       2.7%       2.7%
Ca/CC   ...     0.0%      0.0%       0.0%       0.0%       0.0%
C    ......     0.0%      0.0%       0.0%       0.0%       0.0%
D    ......     0.0%      0.0%       0.0%       0.0%       0.0%
Unrated         0.0%      1.4%       0.0%       0.0%       0.0%
             ------    ------     ------     ------     ------
Total   ...   100.0%    100.0%     100.0%     100.0%     100.0%
             ======    ======     ======     ======     ======



                                               Month
            -------------------------------------------------------------------------
             June       July      August   September   October   November   December
Rating      ---------- ---------- -------- ----------- --------- ---------- ---------
Aaa/AAA        40.0%      44.1%    41.3%       38.7%      34.3%     36.3%      37.0%
Aa/AA   ...    13.1%      11.9%    16.3%       19.1%      19.5%     19.4%      19.0%
A/A  ......     0.0%       0.0%     0.0%        0.0%       0.0%      0.0%       0.0%
Baa/BBB         0.0%       0.0%     0.0%        0.0%       0.0%      0.0%       0.0%
Ba/BB   ...     9.5%       9.8%     9.4%        8.9%       9.4%      9.9%       9.6%
B/B  ......    34.1%      30.8%    29.9%       30.3%      33.9%     30.4%      30.4%
Caa/CCC         3.4%       3.3%     3.1%        3.0%       3.0%      4.0%       4.0%
Ca/CC   ...     0.0%       0.0%     0.0%        0.0%       0.0%      0.0%       0.0%
C    ......     0.0%       0.0%     0.0%        0.0%       0.0%      0.0%       0.0%
D    ......     0.0%       0.0%     0.0%        0.0%       0.0%      0.0%       0.0%
Unrated         0.0%       0.0%     0.0%        0.0%       0.0%      0.0%       0.0%
             ------     ------    ------     ------     ------    ------     ------
Total   ...   100.0%     100.0%   100.0%      100.0%     100.0%    100.0%     100.0%
             ======     ======    ======     ======     ======    ======     ======


                           1996
                 (percentage of portfolio)
Rating           --------------------------
Aaa/AAA   ......            40.7%
Aa/AA  .........            13.7%
A/A    .........             0.0%
Baa/BBB   ......             0.4%
Ba/BB  .........            10.0%
B/B    .........            32.1%
Caa/CCC   ......             3.0%
Ca/CC  .........             0.0%
C   ............             0.0%
D   ............             0.0%
Unrated   ......             0.0%
                          ------
Total  .........           100.0%
                          ======

                    COLONIAL U.S. STOCK FUND, VARIABLE SERIES
                                  a series of
                        Liberty Variable Investment Trust
                              Federal Reserve Plaza
                               600 Atlantic Avenue
                           Boston, Massachusetts 02210

--------------------------------------------------------------------------------

Colonial U.S. Stock Fund, Variable Series ("Fund") is a series of Liberty Variable Investment Trust ("Trust"). The Trust is an open-end management investment company. The Fund seeks long-term capital growth by investing primarily in large capitalization equity securities.

There is no assurance that the objective of the Fund will be realized.

--------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------

This Prospectus contains information about the Fund that a prospective investor should know before applying for certain variable annuity contracts and variable life insurance policies offered by separate accounts of insurance companies investing in the Fund. Please read it carefully and retain it for future reference.

Additional facts about the Fund are included in a Statement of Additional Information dated November 15, 1997, incorporated herein by reference, which has been filed with the Securities and Exchange Commission. For a free copy write to Liberty Financial Investments, Inc. at One Financial Center, Boston, Massachusetts 02111 or other broker-dealers offering the variable annuity contracts and variable life insurance policies of Participating Insurance Companies (as such term is defined in this Prospectus).

--------------------------------------------------------------------------------

SHARES OF THE FUND ARE AVAILABLE AND ARE BEING MARKETED EXCLUSIVELY AS A POOLED FUNDING VEHICLE FOR VARIABLE ANNUITY CONTRACTS ("VA CONTRACTS") AND VARIABLE LIFE INSURANCE POLICIES ("VLI POLICIES") OF PARTICIPATING INSURANCE COMPANIES.

--------------------------------------------------------------------------------

THIS PROSPECTUS MUST BE ACCOMPANIED BY A CURRENT PROSPECTUS FOR THE APPROPRIATE VA CONTRACTS OR VLI POLICIES OF THE APPLICABLE PARTICIPATING INSURANCE COMPANY. BOTH PROSPECTUSES SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

--------------------------------------------------------------------------------

                The date of this Prospectus is November 15, 1997


                        NOT
                        FDIC-             May lose value
                        INSURED           No bank guarantee

                               TABLE OF CONTENTS


                                                        Page
                                                        -----
THE FUND  .............................................    3

FINANCIAL HIGHLIGHTS  .................................    4

HOW THE FUND INVESTS  .................................    5

FUND MANAGEMENT ORGANIZATIONS  ........................    5
 The Trustees   .......................................    5
 The Manager: Liberty Advisory Services Corp.
    (LASC)   ..........................................    5
 LASC's Sub-Adviser   .................................    5

FUND SERVICE ORGANIZATIONS  ...........................    6
 Custodian   ..........................................    6
 Independent Accountants: Price Waterhouse LLP   ......    6

OTHER CONSIDERATIONS  .................................    6
 Expenses of the Fund    ..............................    6
 Purchases and Redemptions  ...........................    6
 Investment Return    .................................    6
 Net Asset Value   ....................................    7
 Distributions  .......................................    7
 Taxes    .............................................    7
 Shareholder Communications    ........................    8
 Organization, Meetings, and Voting Rights    .........    8
 Additional Information  ..............................    8

OTHER INVESTMENT PRACTICES, RISK
   CONSIDERATIONS AND POLICIES OF THE FUND ............    9
 Short-Term Trading   .................................    9
 Certain Investment Considerations Pertaining to
   Government Debt Securities  ........................    9
 Cash Reserves and Repurchase Agreements   ............    9
 Securities Lending   .................................    9
 Foreign Securities   .................................    9
 Mortgage-Backed Securities ...........................   10
 Collateralized Mortgage Obligations (CMOs) and
    Real Estate Mortgage Investment Conduits
    (REMICs) ..........................................   10
 Certain Policies to Reduce Risk  .....................   11

CHANGES TO INVESTMENT OBJECTIVE AND
   NON-FUNDAMENTAL POLICIES    ........................   11

                                    THE FUND

The Fund is one of a series of separate portfolios of the Trust. The Trust is an open-end management investment company currently consisting of seven series. The Fund is a diversified fund. The Trust issues shares of beneficial interest in the Fund that represent interests in a separate portfolio of securities and other assets. The Trust may add or delete series from time to time.

The Fund is a funding vehicle for variable annuity contracts ("VA contracts") and variable life insurance policies ("VLI policies") offered by the separate accounts of life insurance companies ("Participating Insurance Companies"). Certain Participating Insurance Companies are affiliated with the adviser to the Fund.

The Participating Insurance Companies and their separate accounts are the shareholders or investors ("shareholders") of the Fund. Owners of VA contracts and owners of VLI policies invest in sub-accounts of separate accounts of the Participating Insurance Companies that, in turn, invest in the Fund.

The prospectuses of the separate accounts of the Participating Insurance Companies describe which Funds are available to the separate accounts offering the VA contracts and VLI policies. The Trust assumes no responsibility for those prospectuses. However, Liberty Advisory Services Corp. ("LASC") and the Board of Trustees of the Trust ("Board of Trustees") monitor events to identify any material conflicts that may arise between the interests of the Participating Insurance Companies or between the interests of owners of VA contracts and VLI policies. The Fund currently does not foresee any disadvantages to the owners of VA contracts and VLI policies arising from the fact that certain interests of the owners may differ. The Statement of Additional Information contains additional information regarding such differing interests and related risks.

LASC provides investment management and advisory services to the Fund pursuant to its Management Agreements with the Trust.

Colonial Management Associates, Inc. ("Colonial") sub-advises the Fund pursuant to a separate Sub-Advisory Agreement (the "Colonial Sub-Advisory Agreement") with the Fund and LASC.

LASC has delegated various administrative matters to Colonial. Colonial also provides transfer agency and pricing and record keeping services to the Fund. Liberty Financial Investments, Inc. ("LFII") serves as the principal underwriter of the Fund with respect to sales of Fund shares to separate accounts of Participating Insurance Companies which are not affiliated with LASC.

LASC, Colonial and LFII are wholly-owned indirect subsidiaries of Liberty Financial Companies, Inc. ("LFC"). As of October 31, 1997, approximately 74.7% of the combined voting power of LFC's issued and outstanding voting stock was held, indirectly, by Liberty Mutual Insurance Company ("Liberty Mutual"). Liberty Life is a subsidiary of Liberty Mutual.

                              FINANCIAL HIGHLIGHTS

The table below presents certain financial information for the Fund for the period beginning with the Fund's commencement of operations July 5, 1994 and ended June 30, 1997. The information through the fiscal year ended December 31, 1996 has been audited and reported on by the Fund's independent accountants, Price Waterhouse LLP, whose report thereon appears in the Fund's annual report to shareholders for the fiscal year ended December 31, 1996 (which may be obtained without charge from LFII or from the Participating Insurance Company issuing the applicable VA contract or VLI policy) and is incorporated by reference into the Statement of Additional Information. The information for the six-month period ended June 30, 1997 is unaudited. The Fund's total return presented below does not reflect the cost of insurance and other insurance company separate account charges which vary with the VA contracts and VLI policies offered through the separate accounts of Participating Insurance Companies.


                                                               (Unaudited)
                                                                Six Months
                                                                  Ended
                                                                 June 30,
                                                              ---------------
                                                                   1997
                                                              ---------------
Per share operating performance:
Net asset value, beginning of period    .....................   $    14.22
                                                                ----------
Net investment income (a)   .................................         0.09
Net realized and unrealized gains on investments (a)   ......         2.61
                                                                ----------
Total from investment operations  ...........................         2.70
                                                                ----------
Less distributions from:
 Dividends from net investment income   .....................           --
 Dividends from net realized gains on investments   .........           --
                                                                ----------
Total distributions   .......................................           --
                                                                ----------
Net asset value, end of period    ...........................   $    16.92
                                                                ==========
Total return:
Total investment return (c)    ..............................        18.99%**
Ratios/supplemental data:
Net assets, end of period (000)   ...........................   $   77,835
Ratio of net expenses to average net assets   ...............         0.95%*(e)
Ratio of net investment income to average net assets   ......         1.18%*(e)
Portfolio turnover ratio    .................................           19%**
Average commission rate (f)    ..............................   $   0.0421



                                                                                 Year Ended December 31,
                                                              -------------------------------------------------------------
                                                                1996              1995                  1994***
                                                              --------------- ----------------------- ---------------------
Per share operating performance:
Net asset value, beginning of period    ..................... $    12.36      $         10.27         $        10.00
                                                              ----------      ---------------         --------------
Net investment income (a)   .................................       0.19                 0.21                   0.09
Net realized and unrealized gains on investments (a)   ......       2.52                 2.84                   0.35
                                                              ----------      ---------------         --------------
Total from investment operations  ...........................       2.71                 3.05                   0.44
                                                              ----------      ---------------         --------------
Less distributions from:
 Dividends from net investment income   .....................      (0.17)               (0.16)                 (0.11)
 Dividends from net realized gains on investments   .........      (0.68)               (0.80)                 (0.06)
                                                              ----------      ---------------         --------------
Total distributions   .......................................      (0.85)               (0.96)                 (0.17)
                                                              ----------      ---------------         --------------
Net asset value, end of period    ........................... $    14.22      $         12.36         $        10.27
                                                              ==========      ===============         ==============
Total return:
Total investment return (c)    ..............................      21.84%               29.70%(b)               4.40%(b)**
Ratios/supplemental data:
Net assets, end of period (000)   ........................... $   60,855      $        43,017         $       15,373
Ratio of net expenses to average net assets   ...............       0.95%(e)             1.00%(d)(e)            1.00%(d)*
Ratio of net investment income to average net assets   ......       1.39%(e)             1.72%(b)(e)            2.16%(b)*
Portfolio turnover ratio    .................................         77%                 115%                    52%**
Average commission rate (f)    .............................. $   0.0395                   --                     --

----------------
*   Annualized
**  Not Annualized
*** For the period from the commencement of operations (July 5, 1994) to December 31, 1994.

(a) Per share data was calculated using average shares outstanding during the period.
(b) Computed giving effect to LASC's expense limitation undertaking.
(c) Total return at net asset value assuming all distributions reinvested.
(d) If the Fund had paid all of its expenses and there had been no reimbursement from LASC, these ratios would have been 1.07% and 1.64% (annualized), respectively.
(e) The benefits derived from custody credits and directed brokerage arrangements had no impact. Prior years' ratios are net of benefits received, if any.
(f) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged.


Further information about the performance of the Fund is contained in the Fund's annual report to shareholders for the period ended December 31, 1996, which may be obtained without charge from LFII or from the Participating Insurance Company issuing the applicable VA contract or VLI policy.

                              HOW THE FUND INVESTS

All investments, including mutual funds, have risks, and no one mutual fund is suitable for all investors. No one Fund by itself constitutes a complete investment program. The net asset value of the shares of the Fund will vary with market conditions and there can be no guarantee that the Fund will achieve its investment objective.

The Fund and its investment objective and policies are described below. Certain additional investment policies and techniques of the Fund are described under "OTHER INVESTMENT PRACTICES, RISK CONSIDERATIONS AND POLICIES OF THE FUND" below.

More information about the portfolio securities in which the Fund invests, including certain risks and investment limitations, is provided in the Statement of Additional Information.

Investment Objective. The Fund seeks long-term capital growth by investing primarily in large capitalization equity securities.

Investment Program. The Fund normally invests at least 65% of its total assets in common stock of U.S. companies with equity market capitalizations at the time of purchase in excess of $3 billion. Up to 35% of total assets may be invested in common stock of U.S. companies with equity market capitalizations at the time of purchase between $1 billion and $3 billion. Up to 10% of total assets may be invested in ADRs. Up to 10% of total assets may be invested in any combination of (i) convertible debt securities (i.e., debt securities that are convertible into common stock at the holder's option), (ii) investment grade corporate debt securities (i.e., rated investment grade by at least two nationally recognized rating agencies), and (iii) debt securities issued or guaranteed by the U.S. Government or its agencies (including mortgage-backed securities, collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs"). The Fund will purchase equity securities that Colonial believes have superior earnings and value characteristics selected from a universe which meets certain guidelines for liquidity and available investment information. Quantitative standards, designed to identify above average intrinsic value relative to price and favorable earnings trends, are used as the core of the process. Fundamental company analysis is then used to select securities. The Fund will not concentrate more than 25% of its total assets in any one industry.


                         FUND MANAGEMENT ORGANIZATIONS

                                  The Trustees

The business of the Trust and the Fund is supervised by the Trust's Board of Trustees. The Statement of Additional Information contains the names of and biographical information on the Trustees.

              The Manager: Liberty Advisory Services Corp. (LASC)

LASC, 125 High Street, Boston Massachusetts 02110, is the manager of the Fund. LASC was incorporated on January 8, 1993 under the laws of the Commonwealth of Massachusetts.

In accordance with its Management Agreement with the Fund, LASC designs and supervises a continuous investment program for the Fund, evaluates, recommends, and monitors its Sub-Advisor's performance, investment program, and compliance with applicable laws and regulations, and recommends to the Board of Trustees whether its Sub-Advisor's contract should be continued or modified and whether a new sub-adviser or multiple sub-advisers should be added or deleted. LASC is also responsible for administering the Fund's operations, including the provision of office space and equipment in connection with the maintenance of the Fund's headquarters, preparation and filing of required reports, arrangements for Trustees' and shareholders' meetings, maintenance of the Fund's corporate books and records, communications with shareholders, and oversight of custodial, accounting and other services provided to the Fund by others. In accordance with its Management Agreement with the Fund, LASC may, at its own expense, delegate the performance of certain of its administrative responsibilities to its affiliate LFC, or any of LFC's majority-owned subsidiaries. LASC has delegated its administrative responsibilities to Colonial in accordance with this authority. LASC, or its affiliates, pay all compensation of the Fund's directors and officers who are employees of LASC or its affiliates.

The Trust pays LASC a management fee, accrued daily and paid monthly, at a maximum annual rate of 0.80% of the average daily net assets of the Fund.

                               LASC's Sub-Adviser

Colonial

Colonial, an investment adviser since 1931, is the Sub-Adviser of the Fund. Colonial, whose principal business address is One Financial Center, Boston, Massachusetts 02111, is a wholly-owned indirect subsidiary of LFC.

LASC, out of the management fee it receives from the Fund, pays Colonial sub-advisory fees at the annual rate of 0.60% of the average daily net assets of the specified Fund.

Under the Colonial Sub-Advisory Agreements, Colonial manages the assets of the Fund in accordance with its investment objective, investment programs, policies, and restrictions under the supervision of LASC and the Board of Trustees. Colonial determines which securities and other instruments are purchased and sold for the Fund. Colonial also provides transfer agency and certain pricing and record keeping services for the Fund under a separate agreement.

Mark Stoeckle has managed the Fund since December, 1996. Mr. Stoeckle is a Vice President of Colonial. He also manages the Colonial U.S. Stock Fund. Prior to joining Colonial in 1996, Mr. Stoeckle was a portfolio manager at Massachusetts Financial Services Company and an investment banker at Bear, Stearns & Co., Inc.

                           FUND SERVICE ORGANIZATIONS

                                   Custodian

As of the date of this Prospectus, Boston Safe Deposit and Trust Company, One Boston Place, Boston, Massachusetts 02109, is the custodian for the Fund. The Board of Trustees has approved the appointment of The Chase Manhattan Bank, 4 Chase Metro Tech Center, Brooklyn, New York 11245 to become the custodian for the Fund. This change is expected to be completed not later than during the first quarter of 1998. Foreign securities are maintained in the custody of foreign branches of U.S. banks, foreign banks and foreign trust companies that are members of the custodian's global custody network or foreign depositories used by such members.

                 Independent Accountants: Price Waterhouse LLP

Price Waterhouse LLP, 160 Federal Street, Boston, Massachusetts 02110 are the Fund's independent accountants.


                              OTHER CONSIDERATIONS

                              Expenses of the Fund

The Fund generally will pay all its expenses, other than those borne by LASC and Colonial. LASC has agreed to reimburse all expenses, including management fees, but excluding interest, taxes, brokerage, and other expenses which are capitalized in accordance with accepted accounting procedures, and extraordinary expenses, incurred by the Fund in excess of 1.00% of average net asset value per annum, for the period beginning May 1, 1997 until April 30, 1998.

The expenses payable by the Fund include, among other things, the management fee payable to LASC, described above; fees for services of independent accountants; consultant fees; legal fees; transfer agent, custodian and portfolio record keeping and tax information services fees; fees for pricing and record keeping services, and of equipment for communication among the Fund's custodian, LASC, Colonial and others; taxes and fees for the preparation of the Fund's tax returns; brokerage fees and commissions; interest; costs of Board of Trustees and shareholder meetings; cost of updates and printing of prospectuses and reports to shareholders; fees for filing reports with regulatory bodies and the maintenance of the Fund's existence; membership dues for industry trade associations; fees to federal authorities for the registration of the shares of the Fund; fees and expenses of Trustees who are not directors, officers, employees or stockholders of LASC, Colonial or their affiliates; insurance and fidelity bond premiums; and other extraordinary expenses of a non-recurring nature.

It is the policy of the Trust that expenses directly charged or attributable to the Fund will be paid from the assets of the Fund. General expenses of the Trust will be allocated among and charged to the assets of each series of the Trust, including the Fund, on a basis that the Board of Trustees deems fair and equitable, which may be based on the relative assets of each series or the nature of the services performed and their relative applicability to each series.

                           Purchases and Redemptions

The Participating Insurance Companies place daily orders to purchase and redeem shares of the Fund based on, among other things, the net amount of purchase payments to be invested and surrender and transfer requests to be effected on that day pursuant to the VA contracts and VLI policies, including deductions for fees and charges by the applicable insurance company separate account. The Fund continuously offers and redeems shares at net asset value without the addition of any selling commission, sales load or redemption charge. Shares are sold and redeemed at their net asset value as next determined after receipt of purchase payments or redemption requests, respectively, by the separate accounts. Similarly, shares are sold or redeemed as a result of such other transactions under the VA contracts and VLI policies at the net asset value computed for the day on which such transactions are effected by the separate accounts. The right of redemption may be suspended or payments postponed whenever permitted by applicable law and regulations.

                               Investment Return

Average annual total return for the Fund is calculated in accordance with the Securities and Exchange Commission's formula and assumes reinvestment of all distributions. Other total return differs from average annual total return only in that it may relate to a different time period and may represent aggregate as opposed to average annual total return. The Fund's average annual total return is determined by computing the annual percentage change in value of a $1,000 investment in the Fund for a specified period, assuming reinvestment of all dividends and distributions.

Performance information describes the Fund's performance for the period shown and does not predict future performance. Comparison of the Fund's yield or total return with those of alternative investments should consider differences between the Fund and the alternative investments. The Fund's investment performance figures do not reflect the cost of insurance and the separate account fees and charges which vary with the VA contracts and VLI policies offered through the separate accounts of the Participating Insurance Companies, and which will decrease the return realized by a contract or policyholder.

                                Net Asset Value

The initial net asset value of the Fund at the commencement of operations was established at $10.00. The net asset value per share of the Fund is determined as of the close of regular trading on the New York Stock Exchange ("NYSE") (currently 4:00 p.m., New York time). Net asset value per share is calculated for the Fund by dividing the current market value of total portfolio assets, less all liabilities (including accrued expenses), by the total number of shares outstanding. Net asset value is determined on each day when the NYSE is open, except on such days in which no order to purchase or redeem shares is received. The NYSE is scheduled to be open Monday through Friday throughout the year except for certain federal and other holidays.

Fund securities are valued based on market quotations or, if such quotations are not available, at fair market value determined in good faith under procedures established by the Board of Trustees. Investments maturing in 60 days or less are valued at amortized cost.

                                 Distributions

The Fund intends to declare and distribute, as dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of portfolio securities, if any, to its shareholders (Participating Insurance Companies' separate accounts). The net investment income of the Fund consists of all dividends or interest received by the Fund, less estimated expenses (including the advisory and administrative fees). The Fund will declare and distribute income dividends annually. All net short-term and long-term capital gains of the Fund, net of carry-forward losses, if any, realized during the fiscal year, are declared and distributed periodically, no less frequently than annually. All dividends and distributions are reinvested in additional shares of the Fund at net asset value, as of the record date for the distributions.

                                     Taxes

The Fund intends to elect to be treated and to qualify as a "regulated investment company" under Subchapter M of the Code. As a result of such election, for any tax year in which the Fund meets the investment limitations and the distribution, diversification and other requirements referred to below, to the extent the Fund distributes its taxable net investment income and its net realized long-term and short-term capital gains, the Fund will not be subject to federal income tax, and the income of the Fund will be treated as the income of its shareholders. Under current law, since the shareholders are life insurance company "segregated asset accounts," they will not be subject to income tax currently on this income to the extent such income is applied to increase the values of VA contracts and VLI policies.

Among the conditions for qualification and avoidance of taxation at the Trust level, Subchapter M imposes investment limitations, distribution requirements, and requirements relating to the diversification of investments. The requirements of Subchapter M may affect the investments made by the Fund. Any of the applicable diversification requirements could require a sale of assets of the Fund that would affect the net asset value of the Fund.

In addition, the Tax Reform Act of 1986 made certain changes to the tax treatment of regulated investment companies, including the imposition of a nondeductible 4% excise tax on certain undistributed amounts. To avoid this tax, the Fund must declare and distribute to its shareholders by the end of each calendar year at least 98% of ordinary income earned during that calendar year and at least 98% of capital gain net income, net of carry-forward losses, if any, realized for the twelve-month period ending October 31 of that year, plus any remaining undistributed income from the prior year.

Pursuant to the requirements of Section 817(h) of the Code, the only shareholders of the Fund will be Participating Insurance Companies and their separate accounts that fund VA contracts, VLI policies and other variable insurance contracts and retirement plans. The prospectus that describes a particular VA contract or VLI policy discusses the taxation of both separate accounts and the owner of such contract or policy.

The Fund intends to comply with the requirements of Section 817(h) of the Code and the related regulations issued thereunder by the Treasury Department. These provisions impose certain diversification requirements affecting the securities in which the Fund may invest and other limitations. The diversification requirements of Section 817(h) of the Code are in addition to the diversification requirements under Subchapter M and the Investment Company Act of 1940. The consequences of failure to meet the requirements of Section 817(h) could result in taxation of the Participating Insurance Company offering the VA contracts and VLI policies and immediate taxation of all owners of the contracts and policies to the extent of appreciation on investment under the contracts. The Fund believes it is in compliance with these requirements.

The Secretary of the Treasury may issue additional rulings or regulations that will prescribe the circumstances in which a variable insurance contract owner's control of the investments of a segregated asset account may cause such owner, rather than the insurance company, to be treated as an owner of the assets of a segregated asset account. It is expected that such regulations would have prospective application. However, if a ruling or regulation were not considered to set forth a new position, the ruling or regulation could have retroactive effect.

The Fund therefore may find it necessary, and reserves the right to take action to assure, that a VA contract or VLI policy continues to qualify as an annuity or insurance contract under federal tax laws. The Fund, for example, may be required to alter its investment objective or substitute its shares for those of another fund. No such change of investment objective or substitution of securities will take place without notice to the contract and policy owners with interests invested in the Fund and without prior approval of the Securities and Exchange Commission, or the approval of a majority of such owners, to the extent legally required.

The preceding is a brief summary of some relevant tax considerations. This discussion is not intended as a complete explanation or a substitute for careful tax planning and consultation with individual tax advisers.

                           Shareholder Communications

Owners of VA contracts and VLI policies, issued by the Participating Insurance Companies or for which shares of the Fund are the investment vehicle, receive from the Participating Insurance Company unaudited semi-annual financial statements and audited year-end financial statements of the Fund certified by the Fund's independent auditors. Each report shows the investments owned by the Fund and provides other information about the Fund and its operations. Copies of such reports may be obtained from the Participating Insurance Company or the Secretary of the Fund.

                   Organization, Meetings, and Voting Rights

The Fund is a separate series of the Trust. The Trust is organized as a Massachusetts business trust under an Agreement and Declaration of Trust ("Declaration of Trust") dated March 4, 1993. The Declaration of Trust may be amended by a vote of either the Trust's shareholders or the Board of Trustees. The Trust is authorized to issue an unlimited number of shares of beneficial interest without par value, in one or more series as the Board of Trustees may authorize.

Each share of the Fund is entitled to participate pro rata in any dividends and other distributions declared by the Board of Trustees with respect to the Fund, and all shares of the Fund have equal rights in the event of liquidation of the Fund.

The Fund is not required to hold annual meetings and does not intend to do so. However, special meetings may be called for purposes such as electing Trustees or approving an amendment to an advisory contract. Shareholders receive one vote for each Fund share. Shares of the Trust vote together except when required to vote separately by Fund. Shareholders have the power to remove Trustees and to call meetings to consider removal.

Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Trust's Declaration of Trust disclaims liability of the shareholders, the Trustees, or officers of the Trust for acts or obligations of the Trust, which are binding only on the assets and property of the Trust (or the Fund) and requires that notice of such disclaimer be given in each agreement, obligation, or contract entered into or executed by the Trust or the Board. The Declaration of Trust provides for indemnification out of the Trust's (or the Fund's) assets for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is believed to be remote because it is limited to circumstances in which the disclaimer is inoperative and the Trust itself is unable to meet its obligations. The risk to the Fund of sustaining a loss on account of liabilities incurred by another fund also is believed to be remote.

                             Additional Information

This Prospectus, including the Statement of Additional Information which has been incorporated by reference herein, does not contain all the information set forth in the Registration Statement filed by the Trust with the Securities and Exchange Commission under the Securities Act of 1933. Copies of the Registration Statement may be obtained from the Commission or may be examined at the office of the Commission in Washington, D.C.

    OTHER INVESTMENT PRACTICES, RISK CONSIDERATIONS AND POLICIES OF THE FUND

A number of the investment policies and techniques referred to below are subject to certain additional risks described more fully in the Statement of Additional Information.

                               Short-Term Trading

In seeking the Fund's objective, the portfolio manager will buy or sell portfolio securities whenever it believes it is appropriate. The portfolio manager's decisions will not generally be influenced by how long the Fund may have owned the security. The Fund may buy securities intending to seek short-term trading profits, subject to limitations imposed by the Code. A change in the securities held by the Fund is known as "portfolio turnover" and generally involves some expense to the Fund. These expenses may include brokerage commissions or dealer mark-ups, custodian fees and other transaction costs on both the sale of securities and the reinvestment of the proceeds in other securities.

As a result of the Fund's investment policies, under certain market conditions, the Fund's portfolio turnover rate may be higher than that of other mutual funds. Portfolio turnover rate for a fiscal year is the ratio of the lesser of purchases or sales of portfolio securities to the monthly average of the value of portfolio securities, excluding securities whose maturities at acquisition were one year or less. A 100% turnover rate would occur if all of the securities in the portfolio were sold and either repurchased or replaced within one year. Although the Fund cannot predict portfolio turnover rate, it is estimated that, under normal circumstances, the annual rate for the Fund will be no greater than 100%. The portfolio turnover rate of the Fund for the period ended December 31, 1996 is shown under "FINANCIAL HIGHLIGHTS" above. The Fund's portfolio turnover rate is not a limiting factor when the portfolio manager considers a change in the Fund's portfolio.

   Certain Investment Considerations Pertaining to Government Debt Securities

The Fund may, as part of its normal investment program, invest in U.S. Government Securities. While U.S. Government Securities are considered virtually free of default risk, their values nevertheless generally fluctuate inversely with changes in interest rates. See also "Mortgaged-Backed Securities" and "Collateralized Mortgage Obligations (CMOs) and Real Estate Mortgage Investment Conduits (REMICs)" below.

                    Cash Reserves and Repurchase Agreements

The Fund may invest temporarily available cash in U.S. dollar denominated money market instruments. Such money market instruments will be limited to high-quality securities rated within the two highest credit categories by any nationally recognized securities rating organization or, if not rated, of comparable investment quality as determined by the portfolio manager. Such domestic money market instruments may include: U.S. Government securities; certificates of deposit; bankers' acceptances; bank time deposits; commercial paper; short-term corporate debt securities; and repurchase agreements with a securities dealer or bank. In these repurchase transactions, the underlying security, which is held by the custodian through the federal book-entry system for the Fund as collateral, will be marked to market on a daily basis to ensure full collateralization of the repurchase agreement. In the event of a bankruptcy or default of certain sellers of repurchase agreements, the Fund could experience costs and delays in liquidating the underlying security and might incur a loss if such collateral held declines in value during this period. Not more than 15% of the Fund's total assets will be invested in repurchase agreements maturing in more than seven days and other illiquid assets.

                               Securities Lending

The Fund may lend portfolio securities to certain institutions (principally broker-dealers) that the portfolio manager considers qualified in order to increase income. The loans will not exceed 30% of total assets. Securities lending involves the risk of loss to the Fund if the borrower defaults.

                              Foreign Securities

ADRs. With respect to equity securities, the Fund may purchase structured and unstructured ADRs. ADRs are U.S. dollar-denominated certificates issued by a United States bank or trust company representing the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of that bank or a corresponding bank and traded on a United States exchange or in an over-the-counter market. Generally, ADRs are in registered form. There are no fees imposed on the purchase or sale of ADRs when purchased from the issuing bank or trust company in the initial underwriting, although the issuing bank or trust company may impose charges for the collection of dividends and the conversion of ADRs into the underlying securities. Investment in ADRs has certain advantages over direct investment in the underlying foreign securities since: (i) ADRs are U.S. dollar-denominated investments that are registered domestically, easily transferable and for which market quotations are readily available; and (ii) issuers whose securities are represented by ADRs are subject to the same auditing, accounting, and financial reporting standards as domestic issuers. Investments in ADRs, however, are otherwise subject to the same general considerations and risks pertaining to foreign securities including: (i) less publicly available information about the securities and about the foreign company or government issuing them; (ii) less comprehensive accounting, auditing, and financial reporting standards, practices, and requirements; (iii) government supervision and regulation of foreign issuers is less comprehensive than that in the United States; (iv) the securities of some foreign issuers may be less liquid and more volatile than securities of comparable domestic issuers; and (v) with respect to some countries, there is the possibility of unfavorable changes in investment or exchange control regulations, expropriation, or confiscatory taxation, taxation at the source of the income payment or dividend distribution, difficulties in enforcing judgements, limitations on the removal of funds or other assets of the Fund, political or social instability, or diplomatic developments that could adversely affect United States investments in those countries.

                           Mortgage-Backed Securities

The Fund may invest in mortgage-backed securities, which are securities representing interests in pools of mortgages. Principal and interest payments made on the mortgages in the pools are passed through to the holder of such securities. Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by Government National Mortgage Association ("GNMA")), or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by the Federal National Mortgage Association ("FNMA") or Federal Home Loan Mortgage Corporation ("FHLMC"). The Fund will only invest in mortgage-backed securities that are issued or guaranteed by governmental entities.

Unscheduled or early repayment of principal on mortgage-backed securities (arising from prepayment of principal due to the sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose the Fund to a lower rate of return upon reinvestment of principal. The Fund may only be able to invest prepaid principal at lower yields. The prepayment of securities purchased at a premium may result in losses equal to the premium. Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities. This is because the mortgages underlying the securities can be prepaid, and prepayment rates tend to increase as interest rates decline (effectively shortening the mortgage-backed security's maturity) and decrease as interest rates rise (effectively lengthening the mortgage-backed security's maturity).

Collateralized Mortgage Obligations (CMOs) and Real Estate Mortgage Investment
                               Conduits (REMICs)

The Fund may invest in CMOs and REMICs which are issued or guaranteed by the U.S. government or its agencies. CMOs and REMICs are debt securities issued by special-purpose trusts collateralized by underlying mortgage loans or pools of mortgage-backed securities guaranteed by GNMA, FHLMC, or FNMA. CMOs and REMICs are not, however, "mortgage pass-through" securities, such as those described above under "Mortgage-Backed Securities." Rather they are pay-through securities--i.e., securities backed by the cash flow from the underlying mortgages. Investors in CMOs and REMICs are not owners of the underlying mortgages, which serve as collateral for such debt securities, but are simply owners of a fixed-income security backed by such pledged assets. CMOs and REMICs typically are structured into multiple classes, with each class bearing a different stated maturity and having different payment streams. One class (the Residual) is in the nature of equity. The Fund will not invest in the Residual class. Although the structures of CMOs and REMICs vary greatly, monthly payments of principal, including prepayments, typically are first returned to the investors holding the shortest maturity class; investors holding longer maturity classes typically receive principal payments only after the shorter class or classes have been retired. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy and may incur a loss. Principal on a REMIC, CMO or other mortgage-backed security may be prepaid if the underlying mortgages are prepaid. Because of the prepayment feature these investments may not increase in value when interest rates fall. The Fund may be able to invest prepaid principal only at lower yields. The prepayment of REMICs, CMOs or other mortgage-backed securities purchased at a premium may result in losses equal to the premium.

                        Certain Policies to Reduce Risk

The Fund has adopted certain fundamental investment policies in managing its portfolio that are designed to maintain the portfolio's diversity and reduce risk. The Fund will not: (i) with respect to 75% of its total assets, invest in more than 10% of the outstanding voting securities of any one issuer or invest more than 5% of its total assets in the securities of any one issuer; or (ii) borrow money except temporarily from banks to facilitate redemption requests that might otherwise require untimely disposition of portfolio securities and in amounts not exceeding 10% of each Fund's total assets. Limitation (i) does not apply to U.S. Government Securities. The investment policies described above in this paragraph are fundamental and may be changed only by approval of shareholders.

It is the Fund's policy that when its portfolio manager deems a temporary defensive position advisable, the Fund may invest, without limitation (i.e., up to 100% of its assets), in high-quality fixed-income securities, or hold assets in cash or cash equivalents, to the extent the portfolio manager believes such alternative investments to be less risky than those securities in which the Fund normally invests.

Additional investment restrictions are set forth in the Statement of Additional Information.

         CHANGES TO INVESTMENT OBJECTIVE AND NON-FUNDAMENTAL POLICIES

The Fund may not always achieve its investment objective. The Fund's investment objective and non-fundamental policies may be changed without shareholder approval. The holders of VA Contracts and VLI Policies will be notified in connection with any material change in the Fund's investment objective. The Fund's fundamental investment policies listed in the Statement of Additional Information cannot be changed without shareholder majority approval.

                                 Distributed by:
                      Liberty Financial Investments, Inc.
                   One Financial Center, Boston, MA 02111-2621


                   VA Contract and VLI Policy Service Hotline
                             800-367-3653 (Option 3)
                              Keyline 800-367-3654

                 COLONIAL STRATEGIC INCOME FUND, VARIABLE SERIES
                                   a series of
                        Liberty Variable Investment Trust
                              Federal Reserve Plaza
                               600 Atlantic Avenue
                           Boston, Massachusetts 02210

--------------------------------------------------------------------------------

Colonial Strategic Income Fund, Variable Series ("Fund") is a series of Liberty Variable Investment Trust ("Trust"). The Trust is an open-end management investment company. The Fund seeks a high level of current income, as is consistent with prudent risk and maximizing total return, by diversifying investments primarily in U.S. and foreign government and high yield, high risk corporate debt securities. The Fund may invest a substantial portion of its assets in high yield, high risk bonds (commonly referred to as "junk bonds") and therefore may not be suitable for all investors. Purchasers should carefully assess the risks associated with an investment in the Fund.

There is no assurance that the objective of the Fund will be realized.

--------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------

This Prospectus contains information about the Fund that a prospective investor should know before applying for certain variable annuity contracts and variable life insurance policies offered by separate accounts of insurance companies investing in the Fund. Please read it carefully and retain it for future reference.

Additional facts about the Fund are included in a Statement of Additional Information dated November 15, 1997, incorporated herein by reference, which has been filed with the Securities and Exchange Commission. For a free copy write to Liberty Financial Investments, Inc. at One Financial Center, Boston, Massachusetts 02111 or other broker-dealers offering the variable annuity contracts and variable life insurance policies of Participating Insurance Companies (as such term is defined in this Prospectus).

--------------------------------------------------------------------------------

SHARES OF THE FUND ARE AVAILABLE AND ARE BEING MARKETED EXCLUSIVELY AS A POOLED FUNDING VEHICLE FOR VARIABLE ANNUITY CONTRACTS ("VA CONTRACTS") AND VARIABLE LIFE INSURANCE POLICIES ("VLI POLICIES") OF PARTICIPATING INSURANCE COMPANIES.

--------------------------------------------------------------------------------

THIS PROSPECTUS MUST BE ACCOMPANIED BY A CURRENT PROSPECTUS FOR THE APPROPRIATE VA CONTRACTS OR VLI POLICIES OF THE APPLICABLE PARTICIPATING INSURANCE COMPANY. BOTH PROSPECTUSES SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

--------------------------------------------------------------------------------

                The date of this Prospectus is November 15, 1997



                        NOT
                        FDIC-           May lose value
                        INSURED         No bank guarantee

                               TABLE OF CONTENTS


                                                        Page
                                                        -----
THE FUND  .............................................    3

FINANCIAL HIGHLIGHTS  .................................    4

HOW THE FUND INVESTS  .................................    5

FUND MANAGEMENT ORGANIZATIONS  ........................    5
 The Trustees   .......................................    5
 The Manager: Liberty Advisory Services Corp.
    (LASC)   ..........................................    6
 LASC's Sub-Adviser   .................................    6

FUND SERVICE ORGANIZATIONS  ...........................    6
 Custodian   ..........................................    6
 Independent Accountants: Price Waterhouse LLP   ......    6

OTHER CONSIDERATIONS  .................................    7
 Expenses of the Fund    ..............................    7
 Purchases and Redemptions  ...........................    7
 Investment Return    .................................    7
 Net Asset Value   ....................................    7
 Distributions  .......................................    8
 Taxes    .............................................    8
 Shareholder Communications    ........................    9
 Organization, Meetings, and Voting Rights    .........    9
 Additional Information  ..............................    9

OTHER INVESTMENT PRACTICES, RISK
   CONSIDERATIONS AND POLICIES OF THE FUND    .........    9
 Short-Term Trading   .................................    9
 Certain Investment Considerations Pertaining to
    Government Debt Securities    .....................   10
 Cash Reserves and Repurchase Agreements   ............   10
 Forward Commitments and When-Issued Securities;
    Dollar Roll Transactions   ........................   10
 Foreign Securities   .................................   11
 Mortgage-Backed Securities    ........................   11
 Collateralized Mortgage Obligations (CMOs) and
    Real Estate Mortgage Investment Conduits
    (REMICs)    .......................................   12
 Certain Derivative Investments   .....................   12
 Zero-Coupon Bonds    .................................   12
 High Yield, High Risk Bonds   ........................   13
   Leverage Risks Associated with Certain Investment
     Techniques    ....................................   13
 Certain Policies to Reduce Risk  .....................   13

CHANGES TO INVESTMENT OBJECTIVE AND
   NON-FUNDAMENTAL POLICIES    ........................   13

APPENDIX A: Description of Bond Ratings    ............  A-1
APPENDIX B: Schedule of Portfolio Asset Composition
   by Rating for 1996    ..............................  B-1

                                    THE FUND

The Fund is one of a series of separate portfolios of the Trust. The Trust is an open-end management investment company currently consisting of seven series. The Fund is a diversified fund. The Trust issues shares of beneficial interest in the Fund that represent interests in a separate portfolio of securities and other assets. The Trust may add or delete series from time to time.

The Fund is a funding vehicle for variable annuity contracts ("VA contracts") and variable life insurance policies ("VLI policies") offered by the separate accounts of life insurance companies ("Participating Insurance Companies"). Certain Participating Insurance Companies are affiliated with the adviser to the Fund.

The Participating Insurance Companies and their separate accounts are the shareholders or investors ("shareholders") of the Fund. Owners of VA contracts and owners of VLI policies invest in sub-accounts of separate accounts of the Participating Insurance Companies that, in turn, invest in the Fund.

The prospectuses of the separate accounts of the Participating Insurance Companies describe which Funds are available to the separate accounts offering the VA contracts and VLI policies. The Trust assumes no responsibility for those prospectuses. However, Liberty Advisory Services Corp. (formerly named "Keyport Advisory Services Corp.") ("LASC") and the Board of Trustees of the Trust ("Board of Trustees") monitor events to identify any material conflicts that may arise between the interests of the Participating Insurance Companies or between the interests of owners of VA contracts and VLI policies. The Fund currently does not foresee any disadvantages to the owners of VA contracts and VLI policies arising from the fact that certain interests of the owners may differ. The Statement of Additional Information contains additional information regarding such differing interests and related risks.

LASC provides investment management and advisory services to the Fund pursuant to its Management Agreement with the Trust.

Colonial Management Associates, Inc. ("Colonial") sub-advises the Fund pursuant to a separate Sub-Advisory Agreement (the "Colonial Sub-Advisory Agreement") with the Fund and LASC.

LASC has delegated various administrative matters to Colonial. Colonial also provides transfer agency and pricing and record keeping services to the Fund. Liberty Financial Investments, Inc. ("LFII") serves as the principal underwriter of the Fund with respect to sales of Fund shares to separate accounts of Participating Insurance Companies which are not affiliated with LASC.

LASC, Colonial and LFII are wholly-owned indirect subsidiaries of Liberty Financial Companies, Inc. ("LFC"). As of October 31, 1997, approximately 74.7% of the combined voting power of LFC's issued and outstanding voting stock was held, indirectly, by Liberty Mutual Insurance Company ("Liberty Mutual"). Liberty Life is a subsidiary of Liberty Mutual.

                              FINANCIAL HIGHLIGHTS

The table below presents certain financial information for the Fund for the period beginning with the Fund's commencement of operations July 5, 1994 and ended June 30, 1997. The information through the fiscal year ended December 31, 1996 has been audited and reported on by the Fund's independent accountants, Price Waterhouse LLP, whose report thereon appears in the Fund's annual report to shareholders for the fiscal year ended December 31, 1996 (which may be obtained without charge from LFII or from the Participating Insurance Company issuing the applicable VA contract or VLI policy) and is incorporated by reference into the Statement of Additional Information. The information for the six-month period ended June 30, 1997 is unaudited. The Fund's total return presented below does not reflect the cost of insurance and other insurance company separate account charges which vary with the VA contracts and VLI policies offered through the separate accounts of Participating Insurance Companies.


                 Colonial Strategic Income Fund, Variable Series


                                                                  (Unaudited)
                                                                   Six Months
                                                                     Ended
                                                                    June 30,
                                                                 -----------------
                                                                     1997
                                                                 -----------------
Per share operating performance:
Net asset value, beginning of period    ........................ $     11.04
                                                                 -----------
Net investment income (a)   ....................................        0.44
Net realized and unrealized gains (losses) on investments and
 foreign currency transactions (a)   ...........................       (0.07)
                                                                 -----------
Total from investment operations  ..............................        0.37
                                                                 -----------
Less distributions from:
 Dividends from net investment income   ........................          --
 Dividends from net realized gains on investments   ............          --
                                                                 -----------
Total distributions   ..........................................          --
                                                                 -----------
Net asset value, end of period    .............................. $     11.41
                                                                 ===========
Total return:
Total investment return (b) (c)   ..............................        3.35%**
Ratios/supplemental data:
Net assets, end of period (000)   .............................. $    60,401
Ratio of net expenses to average net assets (e)  ...............        0.80%*(e)
Ratio of net investment income to average net assets (c)  ......        7.93%*(e)
Portfolio turnover ratio    ....................................          51%**



                                                                              Year Ended December 31,
                                                                 -------------------------------------------------
                                                                   1996             1995            1994***
                                                                 --------------- ----------------- ---------------
Per share operating performance:
Net asset value, beginning of period    ........................ $    10.99      $       9.79      $     10.00
                                                                 ----------      ------------      ------------
Net investment income (a)   ....................................       0.92              0.55             0.30
Net realized and unrealized gains (losses) on investments and
 foreign currency transactions (a)   ...........................       0.16              1.24            (0.19)
                                                                 ----------      ------------      ------------
Total from investment operations  ..............................       1.08              1.79             0.11
                                                                 ----------      ------------      ------------
Less distributions from:
 Dividends from net investment income   ........................      (0.96)            (0.56)           (0.31)
 Dividends from net realized gains on investments   ............      (0.07)            (0.03)           (0.01)
                                                                 ----------      ------------      ------------
Total distributions   ..........................................      (1.03)            (0.59)           (0.32)
                                                                 ----------      ------------      ------------
Net asset value, end of period    .............................. $    11.04      $      10.99      $      9.79
                                                                 ==========      ============      ============
Total return:
Total investment return (b) (c)   ..............................       9.83%            18.30%            1.10%**
Ratios/supplemental data:
Net assets, end of period (000)   .............................. $   53,393      $     48,334      $    13,342
Ratio of net expenses to average net assets (e)  ...............       0.80%(d)          0.84%(d)         1.00%*
Ratio of net investment income to average net assets (c)  ......       8.13%(d)          8.08%(d)         7.33%*
Portfolio turnover ratio    ....................................        114%              281%              94%**

----------------

*   Annualized
**  Not Annualized
*** For the period from the commencement of operations (July 5, 1994) to
    December 31, 1994.
(a) Per share data was calculated using average shares outstanding during the period.
(b) Total return at net asset value assuming all distributions reinvested.
(c) Computed giving effect to LASC's expense limitation undertaking.
(d) The benefits derived from custody credits and directed brokerage arrangements had no impact. Prior years' ratios are net of benefits received, if any.
(e) If the Fund had paid all of its expenses and there had been no reimbursement from LASC, these ratios would have been 0.86%, 0.94% and 1.60% (annualized), respectively.


Further information about the performance of the Fund is contained in the Trust's annual report to shareholders for the period ended December 31, 1996, which may be obtained without charge from LFII or from the Participating Insurance Company issuing the applicable VA contract or VLI policy.

                              HOW THE FUND INVESTS

All investments, including mutual funds, have risks, and no one mutual fund is suitable for all investors. No one Fund by itself constitutes a complete investment program. The net asset value of the shares of the Fund will vary with market conditions and there can be no guarantee that the Fund will achieve its investment objective.

The Fund and its investment objective and policies are described below. Certain additional investment policies and techniques of the Fund are described under "OTHER INVESTMENT PRACTICES, RISK CONSIDERATIONS AND POLICIES OF THE FUND" below.

More information about the portfolio securities in which the Fund invests, including certain risks and investment limitations, is provided in the Statement of Additional Information.

                Colonial Strategic Income Fund, Variable Series

Investment Objective. The Fund seeks a high level of current income, as is consistent with prudent risk and maximizing total return, by diversifying investments primarily in U.S. and foreign government and high yield, high risk corporate debt securities.

Investment Program. The Fund will seek to achieve its objective by investing its assets in each of the following sectors of the debt securities markets: (i) U.S. Government Securities; (ii) debt securities issued by foreign governments and their political subdivisions; and (iii) high yield, high risk securities, some of which may involve equity features. The Fund may invest in debt securities of any maturity. The allocation of investments among these types of securities at any given time is based on Colonial's estimate of expected performance and risk of each type of investment. The value of debt securities (and thus of Fund shares) usually will fluctuate inversely to changes in interest rates.

The U.S. Government Securities in which the Fund invests include (1) U.S. Treasury obligations; (2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities ("Agencies") which are supported by (a) the full faith and credit of the U.S. Government, (b) the right of the issuer or guarantor to borrow an amount limited to a line of credit with the U.S. Treasury, (c) discretionary power of the U.S. Government to purchase obligations of the Agencies, or (d) the credit of the Agencies; (3) real estate mortgage investment conduits ("REMICs"), and collateralized mortgage obligations ("CMOs"), including privately issued asset-backed securities and privately issued mortgage-backed securities guaranteed by an Agency; (4) "when-issued" commitments relating to the foregoing; and (5) certain high quality U.S. Government money market instruments, including repurchase agreements ("REPOs") collateralized by U.S. Government Securities. The Fund may invest in U.S. Government Securities of any maturity and in zero coupon securities. The Fund also may invest in certificates representing undivided interests in the interest or principal of mortgage-backed securities (interest only/principal only), which tend to be more volatile than other types of securities. See "OTHER INVESTMENT PRACTICES, RISK CONSIDERATIONS AND POLICIES OF THE FUND: Mortgage-Backed Securities."

The Fund may invest any portion of its assets in securities issued or guaranteed by foreign governments. For a discussion of certain special risks and other considerations pertaining to investments in foreign securities applicable to the Fund, see "OTHER INVESTMENT PRACTICES, RISK CONSIDERATIONS AND POLICIES OF THE FUND: Foreign Securities."

The Fund may purchase high yield, high risk bonds (commonly referred to as junk bonds), including bonds in the lowest rating categories (C for Moody's and D for S&P) and unrated bonds. The lowest rating categories include bonds which are in default. Because these securities are regarded as predominantly speculative as to payment of principal and interest, the Fund will not purchase the debt securities of a single issuer rated Ca by Moody's or CC by S&P or lower or comparable unrated securities if, as a result, holdings of that issuer exceed 0.5% of the Fund's net assets. High yield, high risk bonds are those rated lower than Baa by Moody's or BBB by S&P, or comparable unrated securities. For a discussion of certain risks and other considerations pertaining to investments in high yield bonds, see "OTHER INVESTMENT PRACTICES, RISK CONSIDERATIONS AND POLICIES OF THE FUND: High Yield, High Risk Bonds." Appendix A to this Prospectus provides a description of bond ratings.

The Fund may purchase and sell U.S. and foreign interest rate futures contracts and options thereon to hedge against changes in interest rates. See "OTHER INVESTMENT PRACTICES, RISK CONSIDERATIONS AND POLICIES OF THE FUND: Certain Derivative Investments." The Fund will engage in such activities only with respect to securities it may otherwise purchase or indices composed of such securities.


                         FUND MANAGEMENT ORGANIZATIONS

                                  The Trustees

The business of the Trust and the Fund is supervised by the Trust's Board of Trustees. The Statement of Additional Information contains the names of and biographical information on the Trustees.

              The Manager: Liberty Advisory Services Corp. (LASC)

LASC, 125 High Street, Boston Massachusetts 02110, is the manager of the Trust. LASC was incorporated on January 8, 1993 under the laws of the Commonwealth of Massachusetts.

In accordance with its Management Agreement with the Fund, LASC designs and supervises a continuous investment program for the Fund, evaluates, recommends, and monitors its Sub-Adviser's performance, investment program, and compliance with applicable laws and regulations, and recommends to the Board of Trustees whether its Sub-Adviser's contract should be continued or modified and whether a new sub-adviser or multiple sub-advisers should be added or deleted. LASC is also responsible for administering the Fund's operations, including the provision of office space and equipment in connection with the maintenance of the Fund's headquarters, preparation and filing of required reports, arrangements for Trustees' and shareholders' meetings, maintenance of the Fund's corporate books and records, communications with shareholders, and oversight of custodial, accounting and other services provided to the Fund by others. In accordance with its Management Agreement with the Fund, LASC may, at its own expense, delegate the performance of certain of its administrative responsibilities to its affiliate LFC, or any of LFC's majority-owned subsidiaries. LASC has delegated its administrative responsibilities to Colonial in accordance with this authority. LASC, or its affiliates, pay all compensation of the Fund's directors and officers who are employees of LASC or its affiliates.

The Trust may add funds that utilize the investment advisory services of more than one portfolio adviser, whereby each portfolio adviser is responsible for specified portions of the Funds' investments. LASC will be responsible for the selection and supervision of such advisers and the allocation of the portions of the assets among such advisers.

The Trust pays LASC a management fee, accrued daily and paid monthly, at a maximum annual rate of 0.65% of the average daily net assets of the Fund.


                               LASC's Sub-Adviser

Colonial

Colonial, an investment adviser since 1931, is the Sub-Adviser of the Fund. Colonial, whose principal business address is One Financial Center, Boston, Massachusetts 02111, is a wholly-owned indirect subsidiary of LFC.

LASC, out of the management fee it receives from the Fund, pays Colonial sub-advisory fees at the annual rate of 0.45% of the average daily net assets of the Fund.

Under the Colonial Sub-Advisory Agreements, Colonial manages the assets of the Fund in accordance with the Fund's investment objective, investment program, policies, and restrictions under the supervision of LASC and the Board of Trustees. Colonial determines which securities and other instruments are purchased and sold for the Fund. Colonial also provides transfer agency and certain pricing and record keeping services for the Fund under a separate agreement.

Carl C. Ericson has managed the Strategic Income Fund since its inception. Mr. Ericson, a Senior Vice President of Colonial and director of Colonial's Taxable Fixed Income Group, has managed the Colonial Strategic Income Fund since 1991 and various other Colonial taxable income funds since 1985.


                           FUND SERVICE ORGANIZATIONS

                                   Custodian

As of the date of this Prospectus, Boston Safe Deposit and Trust Company, One Boston Place, Boston, Massachusetts 02109, is the custodian for the Fund. The Board of Trustees has approved the appointment of The Chase Manhattan Bank, 4 Chase Metro Tech Center, Brooklyn, New York 11245 to become the custodian for the Fund. This change is expected to be completed not later than during the first quarter of 1998. Foreign securities are maintained in the custody of foreign branches of U.S. banks, foreign banks and foreign trust companies that are members of the custodian's global custody network or foreign depositories used by such members.

                 Independent Accountants: Price Waterhouse LLP

Price Waterhouse LLP, 160 Federal Street, Boston, Massachusetts 02110 are the Trust's independent accountants.

                              OTHER CONSIDERATIONS


                              Expenses of the Fund

The Fund generally will pay all its expenses, other than those borne by LASC and Colonial. LASC has agreed to reimburse all expenses, including management fees, but excluding interest, taxes, brokerage, and other expenses which are capitalized in accordance with accepted accounting procedures, and extraordinary expenses, incurred by the Fund in excess of 0.80% of average net asset value per annum, for the period beginning May 1, 1997 until April 30, 1998.

The expenses payable by the Fund include, among other things, the management fee payable to LASC, described above; fees for services of independent accountants; consultant fees; legal fees; transfer agent, custodian and portfolio record keeping and tax information services fees; fees for pricing and record keeping services, and of equipment for communication among the Fund's custodians, LASC, Colonial and others; taxes and fees for the preparation of the Fund's tax returns; brokerage fees and commissions; interest; costs of Board of Trustees and shareholder meetings; cost of updates and printing of prospectuses and reports to shareholders; fees for filing reports with regulatory bodies and the maintenance of the Fund's existence; membership dues for industry trade associations; fees to federal authorities for the registration of the shares of the Funds; fees and expenses of Trustees who are not directors, officers, employees or stockholders of LASC, Colonial, Stein Roe, Newport, LAMCO, LAMCO's Portfolio Managers or their affiliates; insurance and fidelity bond premiums; and other extraordinary expenses of a non-recurring nature.

It is the policy of the Trust that expenses directly charged or attributable to the Fund will be paid from the assets of the Fund. General expenses of the Trust will be allocated among and charged to the assets of each series of the Trust, including the Fund, on a basis that the Board of Trustees deems fair and equitable, which may be based on the relative assets of each series or the nature of the services performed and their relative applicability to the series.

                           Purchases and Redemptions

The Participating Insurance Companies place daily orders to purchase and redeem shares of each Fund based on, among other things, the net amount of purchase payments to be invested and surrender and transfer requests to be effected on that day pursuant to the VA contracts and VLI policies, including deductions for fees and charges by the applicable insurance company separate account. The Trust continuously offers and redeems shares at net asset value without the addition of any selling commission, sales load or redemption charge. Shares are sold and redeemed at their net asset value as next determined after receipt of purchase payments or redemption requests, respectively, by the separate accounts. Similarly, shares are sold or redeemed as a result of such other transactions under the VA contracts and VLI policies at the net asset value computed for the day on which such transactions are effected by the separate accounts. The right of redemption may be suspended or payments postponed whenever permitted by applicable law and regulations.

                               Investment Return

Average annual total return for the Fund is calculated in accordance with the Securities and Exchange Commission's formula and assumes reinvestment of all distributions. Other total return differs from average annual total return only in that it may relate to a different time period and may represent aggregate as opposed to average annual total return. The Fund's average annual total return is determined by computing the annual percentage change in value of a $1,000 investment in the Fund for a specified period, assuming reinvestment of all dividends and distributions.

Performance information describes the Fund's performance for the period shown and does not predict future performance. Comparison of the Fund's yield or total return with those of alternative investments should consider differences between the Fund and the alternative investments. The Fund's investment performance figures do not reflect the cost of insurance and the separate account fees and charges which vary with the VA contracts and VLI policies offered through the separate accounts of the Participating Insurance Companies, and which will decrease the return realized by a contract or policyholder.

                                Net Asset Value

The initial net asset value of the Fund at the commencement of operations was established at $10.00. The net asset value per share of the Fund is determined as of the close of regular trading on the New York Stock Exchange ("NYSE") (currently 4:00 p.m., New York time). Net asset value per share is calculated for the Fund by dividing the current market value of total portfolio assets, less all liabilities (including accrued expenses), by the total number of shares outstanding. Net asset value is determined on each day when the NYSE is open, except on such days in which no order to purchase or redeem shares is received. The NYSE is scheduled to be open Monday through Friday throughout the year except for certain federal and other holidays.

All assets denominated in foreign currencies are converted to U.S. dollars. The books and records of the Fund are recorded in U.S. dollars.

Fund securities are valued based on market quotations or, if such quotations are not available, at fair market value determined in good faith under procedures established by the Board of Trustees. Investments maturing in 60 days or less are valued at amortized cost.

                                 Distributions

The Fund intends to declare and distribute, as dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of portfolio securities, if any, to its shareholders (Participating Insurance Companies' separate accounts). The net investment income of the Fund consists of all dividends or interest received by the Fund, less estimated expenses (including the advisory and administrative fees). The Fund will declare and distribute income dividends annually. All net short-term and long-term capital gains of each Fund, net of carry-forward losses, if any, realized during the fiscal year, are declared and distributed periodically, no less frequently than annually. All dividends and distributions are reinvested in additional shares of the Fund at net asset value, as of the record date for the distributions.

                                     Taxes

The Fund intends to elect to be treated and to qualify as a "regulated investment company" under Subchapter M of the Code. As a result of such election, for any tax year in which the Fund meets the investment limitations and the distribution, diversification and other requirements referred to below, to the extent the Fund distributes its taxable net investment income and its net realized long-term and short-term capital gains, the Fund will not be subject to federal income tax, and the income of the Fund will be treated as the income of its shareholders. Under current law, since the shareholders are life insurance company "segregated asset accounts," they will not be subject to income tax currently on this income to the extent such income is applied to increase the values of VA contracts and VLI policies.

Among the conditions for qualification and avoidance of taxation at the Trust level, Subchapter M imposes investment limitations, distribution requirements, and requirements relating to the diversification of investments. The requirements of Subchapter M may affect the investments made by the Fund. Any of the applicable diversification requirements could require a sale of assets of the Fund that would affect the net asset value of the Fund.

In addition, the Tax Reform Act of 1986 made certain changes to the tax treatment of regulated investment companies, including the imposition of a nondeductible 4% excise tax on certain undistributed amounts. To avoid this tax, the Fund must declare and distribute to its shareholders by the end of each calendar year at least 98% of ordinary income earned during that calendar year and at least 98% of capital gain net income, net of carry-forward losses, if any, realized for the twelve-month period ending October 31 of that year, plus any remaining undistributed income from the prior year.

Pursuant to the requirements of Section 817(h) of the Code, the only shareholders of the Fund will be Participating Insurance Companies and their separate accounts that fund VA contracts, VLI policies and other variable insurance contracts and retirement plans. The prospectus that describes a particular VA contract or VLI policy discusses the taxation of both separate accounts and the owner of such contract or policy.

The Fund intends to comply with the requirements of Section 817(h) of the Code and the related regulations issued thereunder by the Treasury Department. These provisions impose certain diversification requirements affecting the securities in which the Fund may invest and other limitations. The diversification requirements of Section 817(h) of the Code are in addition to the diversification requirements under Subchapter M and the Investment Company Act of 1940. The consequences of failure to meet the requirements of Section 817(h) could result in taxation of the Participating Insurance Company offering the VA contracts and VLI policies and immediate taxation of all owners of the contracts and policies to the extent of appreciation on investment under the contracts. The Fund believes it is in compliance with these requirements.

The Secretary of the Treasury may issue additional rulings or regulations that will prescribe the circumstances in which a variable insurance contract owner's control of the investments of a segregated asset account may cause such owner, rather than the insurance company, to be treated as an owner of the assets of a segregated asset account. It is expected that such regulations would have prospective application. However, if a ruling or regulation were not considered to set forth a new position, the ruling or regulation could have retroactive effect.

The Fund therefore may find it necessary, and reserves the right to take action to assure, that a VA contract or VLI policy continues to qualify as an annuity or insurance contract under federal tax laws. The Fund, for example, may be required to alter its investment objective or substitute its shares for those of another fund. No such change of investment objective or substitution of securities will take place without notice to the contract and policy owners with interests invested in the Fund and without prior approval of the Securities and Exchange Commission, or the approval of a majority of such owners, to the extent legally required.

To the extent the Fund invests in foreign securities, investment income received by the Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced tax or exemption from tax on such income.

It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets, if any, to be invested within various countries will fluctuate and the extent to which tax refunds will be recovered is uncertain. The Fund intends to operate so as to qualify for treaty-reduced tax rates where applicable.

The preceding is a brief summary of some relevant tax considerations. This discussion is not intended as a complete explanation or a substitute for careful tax planning and consultation with individual tax advisers.

                           Shareholder Communications

Owners of VA contracts and VLI policies, issued by the Participating Insurance Companies or for which shares of the Fund are the investment vehicle, receive from the Participating Insurance Company unaudited semi-annual financial statements and audited year-end financial statements of the Fund certified by the Fund's independent auditors. Each report shows the investments owned by the Fund and provides other information about the Fund and its operations. Copies of such reports may be obtained from the Participating Insurance Company or the Secretary of the Fund.

                   Organization, Meetings, and Voting Rights

The Fund is a separate series of the Trust. The Trust is organized as a Massachusetts business trust under an Agreement and Declaration of Trust ("Declaration of Trust") dated March 4, 1993. The Declaration of Trust may be amended by a vote of either the Trust's shareholders or the Board of Trustees. The Trust is authorized to issue an unlimited number of shares of beneficial interest without par value, in one or more series as the Board of Trustees may authorize.

Each share of the Fund is entitled to participate pro rata in any dividends and other distributions declared by the Board of Trustees with respect to the Fund, and all shares of the Fund have equal rights in the event of liquidation of the Fund.

The Fund is not required to hold annual meetings and does not intend to do so. However, special meetings may be called for purposes such as electing Trustees or approving an amendment to an advisory contract. Shareholders receive one vote for each Fund share. Shares of the Trust vote together except when required to vote separately by Fund. Shareholders have the power to remove Trustees and to call meetings to consider removal.

Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Trust's Declaration of Trust disclaims liability of the shareholders, the Trustees, or officers of the Trust for acts or obligations of the Trust, which are binding only on the assets and property of the Trust (or the Fund) and requires that notice of such disclaimer be given in each agreement, obligation, or contract entered into or executed by the Trust or the Board. The Declaration of Trust provides for indemnification out of the Trust's (or the Fund's) assets for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is believed to be remote because it is limited to circumstances in which the disclaimer is inoperative and the Trust itself is unable to meet its obligations. The risk to the Fund of sustaining a loss on account of liabilities incurred by another fund also is believed to be remote.

                             Additional Information

This Prospectus, including the Statement of Additional Information which has been incorporated by reference herein, does not contain all the information set forth in the Registration Statement filed by the Trust with the Securities and Exchange Commission under the Securities Act of 1933. Copies of the Registration Statement may be obtained from the Commission or may be examined at the office of the Commission in Washington, D.C.

   OTHER INVESTMENT PRACTICES, RISK CONSIDERATIONS AND POLICIES OF THE FUNDS

A number of the investment policies and techniques referred to below are subject to certain additional risks described more fully in the Statement of Additional Information.

                               Short-Term Trading

In seeking the Fund's objective, the portfolio manager will buy or sell portfolio securities whenever it believes it is appropriate. The portfolio manager's decisions will not generally be influenced by how long the Fund may have owned the security. The Fund may buy securities intending to seek short-term trading profits, subject to limitations imposed by the Code. A change in the securities held by the Fund is known as "portfolio turnover" and generally involves some expense to the Fund. These expenses may include brokerage commissions or dealer mark-ups, custodian fees and other transaction costs on both the sale of securities and the reinvestment of the proceeds in other securities.

As a result of the Fund's investment policies, under certain market conditions, the Fund's portfolio turnover rate may be higher than that of other mutual funds. Portfolio turnover rate for a fiscal year is the ratio of the lesser of purchases or sales of portfolio securities to the monthly average of the value of portfolio securities, excluding securities whose maturities at acquisition were one year or less. A 100% turnover rate would occur if all of the securities in the portfolio were sold and either repurchased or replaced within one year. Although the Fund cannot predict portfolio turnover rate, it is estimated that, under normal circumstances, the annual rate for the Fund will be no greater than 100%. The portfolio turnover rate of the Fund for the period ended December 31, 1996 is shown under "FINANCIAL HIGHLIGHTS" above. The Fund's portfolio turnover rate is not a limiting factor when the portfolio manager considers a change in the Fund's portfolio.

   Certain Investment Considerations Pertaining to Government Debt Securities

The Fund may, as part of its normal investment program, invest in U.S. Government Securities and foreign government debt securities.

While U.S. Government Securities are considered virtually free of default risk, their values nevertheless generally fluctuate inversely with changes in interest rates. Further, U.S. Government Securities consisting of mortgage-backed securities, CMOs or REMICs may decline in value more substantially than comparable maturity treasury securities given an interest rate increase, but may not increase in value as much given an interest rate decline. See "Mortgage-Backed Securities" and "Collateralized Mortgage Obligations (CMOs) and Real Estate Mortgage Investment Conduits (REMICs)" below.

The values of foreign government debt securities generally fluctuate inversely with changes in interest rates in the countries where the securities are issued. Foreign government debt securities are also subject generally to the additional special risks and other considerations pertaining to investments in foreign securities discussed below under "Foreign Securities."

                    Cash Reserves and Repurchase Agreements

The Fund may invest temporarily available cash in U.S. dollar denominated money market instruments. Such money market instruments will be limited to high-quality securities rated within the two highest credit categories by any nationally recognized securities rating organization or, if not rated, of comparable investment quality as determined by the portfolio manager. Such domestic money market instruments may include: U.S. Government securities; certificates of deposit; bankers' acceptances; bank time deposits; commercial paper; short-term corporate debt securities; and repurchase agreements with a securities dealer or bank. In these repurchase transactions, the underlying security, which is held by the custodian through the federal book-entry system for the Fund as collateral, will be marked to market on a daily basis to ensure full collateralization of the repurchase agreement. In the event of a bankruptcy or default of certain sellers of repurchase agreements, the Fund could experience costs and delays in liquidating the underlying security and might incur a loss if such collateral held declines in value during this period. Not more than 15% of the Fund's total assets will be invested in repurchase agreements maturing in more than seven days and other illiquid assets.

    Forward Commitments and When-Issued Securities; Dollar Roll Transactions

The Fund may purchase securities on a when-issued, delayed delivery, or forward commitment basis. When such transactions are negotiated, the price of such securities is fixed at the time of the commitment, but delivery and payment for the securities may take place up to 120 days after the date of the commitment to purchase. The securities so purchased are subject to market fluctuation, and no interest accrues to the purchaser during this period. When-issued securities or forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. Colonial and Stein Roe do not believe that the net asset value or income of the Funds will be adversely affected by the purchase of securities on a when-issued or forward commitment basis. The Funds will not enter into such transactions for leverage (borrowing) purposes.

The Fund may enter into dollar roll transactions. A dollar roll transaction involves a sale by the Fund of securities that it holds with an agreement by the Fund to repurchase substantially similar securities at an agreed upon price and date. During the period between the sale and repurchase, the Fund will not be entitled to accrue interest and receive principal payments on the securities sold. Dollar roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of those securities. In the event the buyer of securities under a dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's use of proceeds of the transaction may be restricted pending a determination by or with respect to the other party.

                              Foreign Securities

The Fund may invest any portion of its assets in securities issued or guaranteed by foreign governments. Growth and Income Fund also may invest in foreign securities. Investments in foreign securities include sovereign risks and risks pertaining to the local economy in the country or countries in which the foreign issuer conducts business. Investments in foreign securities also involve certain risks that are not typically associated with investing in domestic issuers, including: (i) foreign securities traded for foreign currencies and/or denominated in foreign currencies may be affected favorably or unfavorably by changes in currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversions between various currencies; (ii) less publicly available information about the securities and about the foreign company or government issuing them; (iii) less comprehensive accounting, auditing, and financial reporting standards, practices, and requirements; (iv) securities markets outside the United States may be less developed or efficient than those in the United States and government supervision and regulation of those securities markets and brokers and the issuers in those markets is less comprehensive than that in the United States; (v) the securities of some foreign issuers may be less liquid and more volatile than securities of comparable domestic issuers; (vi) settlement of transactions with respect to foreign securities may sometimes be delayed beyond periods customary in the United States; (vii) fixed brokerage commissions on certain foreign securities exchanges and custodial costs with respect to securities of foreign issuers generally exceed domestic costs; and (viii) with respect to some countries, there is the possibility of unfavorable changes in investment or exchange control regulations, expropriation, or confiscatory taxation, taxation at the source of the income payment or dividend distribution, difficulties in enforcing judgements, limitations on the removal of funds or other assets of the Fund, political or social instability, or diplomatic developments that could adversely affect United States investments in those countries.

Foreign Currency Transactions. Transactions in foreign securities include currency conversion costs. The Fund may engage in currency exchange transactions to convert currencies to or from U.S. dollars. The Fund may purchase or sell foreign currencies on a spot or forward basis. Such transactions will be entered into (i) to lock in a particular foreign exchange rate pending settlement of a purchase or sale of a foreign security or pending the receipt of interest, principal or dividend payments on a foreign security held by the Fund, or (ii) to hedge against a decline in the value, in U.S. dollars or in another currency, of a foreign currency in which securities held by the Fund are denominated.

The Fund also may buy and sell, for hedging purposes, currency options, currency futures and options on currency futures.

The Fund will not attempt, nor would it be able, to eliminate all foreign currency risk. The precise matching of foreign currency exchange transactions and the portfolio securities generally will not be possible since the future value of such securities in foreign currencies will change as a consequence of market movements which cannot be precisely forecast. Currency hedging does not eliminate fluctuations in the underlying prices of securities, but rather establishes a rate of exchange at some future point in time. Although hedging may lessen the risk of loss due to a decline in the value of the hedged currency, it tends to limit potential gain from increases in currency values.

                           Mortgage-Backed Securities

The Fund may invest in mortgage-backed securities, which are securities representing interests in pools of mortgages. Principal and interest payments made on the mortgages in the pools are passed through to the holder of such securities. Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by Government National Mortgage Association ("GNMA")), or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by the Federal National Mortgage Association ("FNMA") or Federal Home Loan Mortgage Corporation ("FHLMC"). Mortgage-backed securities created by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers, or the mortgage poolers. The Fund will only invest in mortgage-backed securities that are issued or guaranteed by governmental entities.

Unscheduled or early repayment of principal on mortgage-backed securities (arising from prepayment of principal due to the sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose the Fund to a lower rate of return upon reinvestment of principal. The Fund may only be able to invest prepaid principal at lower yields. The prepayment of securities purchased at a premium may result in losses equal to the premium. Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities. This is because the mortgages underlying the securities can be prepaid, and prepayment rates tend to increase as interest rates decline (effectively shortening the mortgage-backed security's maturity) and decrease as interest rates rise (effectively lengthening the mortgage-backed security's maturity).

The Fund also may invest in certificates representing undivided interests in the interest or principal of mortgage-backed securities (interest-only/principal-only securities). These securities tend to be more volatile than other types of debt securities. The interest-only class involves the risk of loss of the entire value of the investment if the underlying mortgages are prepaid. In the case of principal-only class securities, the Fund recognizes (accrues) as income for accounting purposes a portion of the difference between purchase price and face value. Because the Fund includes this accrued income in calculating its dividend even though it has not received payment, the Fund may have to sell other investments to obtain cash needed to make income distributions.

Collateralized Mortgage Obligations (CMOs) and Real Estate Mortgage Investment
                               Conduits (REMICs)

The Fund may invest in CMOs and REMICs of investment grade or considered by Colonial to be of comparable quality. CMOs and REMICs are debt securities issued by special-purpose trusts collateralized by underlying mortgage loans or pools of mortgage-backed securities guaranteed by GNMA, FHLMC, or FNMA. CMOs and REMICs may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in mortgage loans, including depository institutions, mortgage banks, investment banks and special-purpose subsidiaries of the foregoing.

CMOs and REMICs are not, however, "mortgage pass-through" securities, such as those described above under "Mortgage-Backed Securities." Rather they are pay-through securities-- i.e., securities backed by the cash flow from the underlying mortgages. Investors in CMOs and REMICs are not owners of the underlying mortgages, which serve as collateral for such debt securities, but are simply owners of a fixed-income security backed by such pledged assets. CMOs and REMICs typically are structured into multiple classes, with each class bearing a different stated maturity and having different payment streams. One class (the Residual) is in the nature of equity. The Fund will not invest in the Residual class. Although the structures of CMOs and REMICs vary greatly, monthly payments of principal, including prepayments, typically are first returned to the investors holding the shortest maturity class; investors holding longer maturity classes typically receive principal payments only after the shorter class or classes have been retired. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy and may incur a loss. Principal on a REMIC, CMO or other mortgage-backed security may be prepaid if the underlying mortgages are prepaid. Because of the prepayment feature these investments may not increase in value when interest rates fall. The Fund may be able to invest prepaid principal only at lower yields. The prepayment of REMICs, CMOs or other mortgage-backed securities purchased at a premium may result in losses equal to the premium.

                         Certain Derivative Investments

As specified above under "HOW THE FUND INVESTS," the Fund may invest in U.S. and foreign interest rate futures contracts and options thereon to hedge against interest rate changes.

An interest rate futures contract creates an obligation by the seller to sell and the purchaser to buy an amount of cash equal to a specified cash amount multiplied by the difference between the value of a specified interest rate index at the contract's settlement date and the benchmark index value at which the contract is made. A sale of a futures contract can be terminated in advance of the settlement date by subsequently purchasing a similar offsetting (opposite way) contract. Similarly, a purchase of a futures contract can be terminated by a similar offsetting sale. Gain or loss on a futures contract generally is realized upon such termination.

An option generally gives the option holder the right, but not the obligation, to purchase or sell a futures contract prior to the option's specified expiration date. A call option gives the option purchaser the right to buy from the option seller (writer); a put option gives the option purchaser the right to sell to the option writer. The Fund will pay a premium to purchase an option, which will become a loss if the option expires unexercised.

With respect to each futures contract purchased, the Fund will set aside in a segregated account maintained with its custodian (or broker, if legally permitted) cash or liquid securities in an amount equal to the market value of the futures contract or option, less the initial margin deposit.

Transactions in futures and options may not precisely achieve the goals of hedging, gaining or maintaining market exposure or increasing returns, as applicable, to the extent there is an imperfect correlation between the price movements of the futures contracts or options and of the underlying securities. In addition, if the portfolio manager's prediction on stock or bond market movements or changes in interest rates is inaccurate, the Fund may be worse off than if it had not used such derivative investment techniques.

For more information on these derivative investments, see "DESCRIPTION OF CERTAIN INVESTMENTS: Futures Contracts and Related Options" and "--Options on Securities" in the Statement of Additional Information.

                               Zero-Coupon Bonds

The Fund may invest in zero-coupon bonds. Such bonds may be issued directly by agencies and instrumentalities of the U.S. Government or by private corporations. Zero-coupon bonds may originate as such or may be created by stripping an outstanding bond. Zero-coupon bonds do not make regular interest payments. Instead, they are sold at a deep discount from their face value. Because a zero-coupon bond does not pay current income, its price can be very volatile when interest rates change. In calculating its dividend, the Fund takes into account as income a portion of the difference between a zero-coupon bond's purchase price and its face value. Thus, the Fund may have to sell other investments to obtain cash needed to make income distributions.

                          High Yield, High Risk Bonds

The Fund may invest a significant portion of its assets in lower rated bonds (commonly referred to as "junk bonds") which are regarded as speculative as to payment of principal and interest. Relative to comparable securities of higher quality:


 1. The market price is likely to be more volatile because:

    a. an economic downturn or increased interest rates may have a more significant effect on the yield, price and potential for default;

    b. the secondary market may at times become less liquid or respond to adverse publicity or investor perceptions, increasing the difficulty in valuing or disposing of the bonds;

    c. existing or future legislation limits and may further limit (i) investment by certain institutions and (ii) tax deductibility of the interest by the issuer, which may adversely affect value; and

    d. certain high yield, high risk bonds do not pay interest in cash on a current basis. However, the Fund will accrue and distribute this interest on a current basis, and may have to sell securities to generate cash for distributions.

2. The Fund's achievement of its investment objectives in respect of investments in high yield, high risk bonds is more dependent on Colonial's credit analysis.

 3. High yield, high risk bonds are less sensitive to interest rate changes but are more sensitive to adverse economic developments.


          Leverage Risks Associated with Certain Investment Techniques

Certain investment techniques used by the Fund and described above may present additional risks associated with the use of leverage. These techniques are forward commitments and the purchase of securities on a when-issued basis, the purchase and sale of foreign currency on a forward basis, the purchase and sale of certain futures contracts and options thereon, and the purchase and sale of certain options. Leverage may magnify the effect on Fund shares of fluctuations in the values of the securities underlying these transactions. In accordance with Securities and Exchange Commission pronouncements, to reduce (but not necessarily eliminate) leverage, the Fund will either "cover" its obligations under such transactions by holding the securities or other commodities (or rights to acquire the securities or such commodities) it is obligated to deliver under such transactions, or deposit and maintain in segregated account with its custodian cash, liquid securities, or securities denominated in the particular foreign currency, equal in value to the Fund's obligations under such transactions.

                        Certain Policies to Reduce Risk

The Fund has adopted certain fundamental investment policies in managing its portfolio that are designed to maintain the portfolio's diversity and reduce risk. The Fund will not: (i) with respect to 75% of its total assets, invest in more than 10% of the outstanding voting securities of any one issuer or invest more than 5% of its total assets in the securities of any one issuer; or (ii) borrow money except temporarily from banks to facilitate redemption requests that might otherwise require untimely disposition of portfolio securities and in amounts not exceeding 10% of the Fund's total assets. Limitation (i) does not apply to U.S. Government Securities. The investment policies described above in this paragraph are fundamental and may be changed only by approval of the Fund's shareholders.

It is the Fund's policy that when its portfolio manager deems a temporary defensive position advisable, the Fund may invest, without limitation (i.e., up to 100% of its assets), in high-quality fixed-income securities, or hold assets in cash or cash equivalents, to the extent such portfolio manager believes such alternative investments to be less risky than those securities in which the Fund normally invests.

Additional investment restrictions are set forth in the Statement of Additional Information.

         CHANGES TO INVESTMENT OBJECTIVE AND NON-FUNDAMENTAL POLICIES

The Fund may not always achieve its investment objective. The Fund's investment objective and non-fundamental policies may be changed without shareholder approval. The holders of VA Contracts and VLI Policies will be notified in connection with any material change in the Fund's investment objective. The Fund's fundamental investment policies listed in the Statement of Additional Information cannot be changed without shareholder majority approval.

                                   APPENDIX A

Description of Bond Ratings

The ratings of certain debt instruments in which the Fund may invest are described below:

Standard and Poor's Corporation--Bond Ratings

AAA bonds have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA bonds have a very strong capacity to pay interest and repay principal, and they differ from AAA only in small degree.

A bonds have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB bonds are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than for bonds in the A category.

BB, B, CCC and CC bonds are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or large exposures to adverse conditions.

C ratings are reserved for income bonds on which no interest is being paid.

D bonds are in default, and payment of interest and/or principal is in arrears.

Plus (+) or minus (-) are modifiers relative to the standing within the major rating categories.

Moody's Investors Service, Inc.--Bond Ratings

Aaa bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa bonds are judged to be of high quality by all standards. Together with Aaa bonds they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities. Those bonds in the Aa through B groups which Moody's believes possess the strongest investment attributes are designated by the symbol Aa1, A1 and Baa1.

A bonds possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa bonds are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba bonds are judged to have speculative elements; their future cannot be considered as well secured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B bonds generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa bonds are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca bonds represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C bonds are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                                   APPENDIX B


           Schedule of Portfolio Asset Composition by Rating For 1996



                                    Month
            -----------------------------------------------------
            January   February    March      April      May
Rating      --------- ---------- ---------- ---------- ----------
                          (percentage of portfolio)
            -----------------------------------------------------
Aaa/AAA        44.0%     45.8%      41.7%      44.7%      40.7%
Aa/AA   ...     8.3%      8.1%       8.5%       8.6%      13.0%
A/A  ......     0.0%      0.0%       0.0%       0.0%       0.0%
Baa/BBB         1.8%      1.7%       1.7%       0.0%       0.0%
Ba/BB   ...    11.1%     10.6%      10.8%      11.1%      10.2%
B/B  ......    32.8%     31.7%      34.4%      32.9%      33.4%
Caa/CCC         2.0%      2.0%       2.8%       2.7%       2.7%
Ca/CC   ...     0.0%      0.0%       0.0%       0.0%       0.0%
C    ......     0.0%      0.0%       0.0%       0.0%       0.0%
D    ......     0.0%      0.0%       0.0%       0.0%       0.0%
Unrated         0.0%      1.4%       0.0%       0.0%       0.0%
             ------    ------     ------     ------     ------
Total   ...   100.0%    100.0%     100.0%     100.0%     100.0%
             ======    ======     ======     ======     ======



             June       July      August   September   October   November   December
Rating      ---------- ---------- -------- ----------- --------- ---------- ---------
                                    (percentage of portfolio)
            -------------------------------------------------------------------------
Aaa/AAA        40.0%      44.1%    41.3%       38.7%      34.3%     36.3%      37.0%
Aa/AA   ...    13.1%      11.9%    16.3%       19.1%      19.5%     19.4%      19.0%
A/A  ......     0.0%       0.0%     0.0%        0.0%       0.0%      0.0%       0.0%
Baa/BBB         0.0%       0.0%     0.0%        0.0%       0.0%      0.0%       0.0%
Ba/BB   ...     9.5%       9.8%     9.4%        8.9%       9.4%      9.9%       9.6%
B/B  ......    34.1%      30.8%    29.9%       30.3%      33.9%     30.4%      30.4%
Caa/CCC         3.4%       3.3%     3.1%        3.0%       3.0%      4.0%       4.0%
Ca/CC   ...     0.0%       0.0%     0.0%        0.0%       0.0%      0.0%       0.0%
C    ......     0.0%       0.0%     0.0%        0.0%       0.0%      0.0%       0.0%
D    ......     0.0%       0.0%     0.0%        0.0%       0.0%      0.0%       0.0%
Unrated         0.0%       0.0%     0.0%        0.0%       0.0%      0.0%       0.0%
             ------     ------    ------     ------     ------    ------     ------
Total   ...   100.0%     100.0%   100.0%      100.0%     100.0%    100.0%     100.0%
             ======     ======    ======     ======     ======    ======     ======



                           1996
                 (percentage of portfolio)
Rating           --------------------------
Aaa/AAA   ......            40.7%
Aa/AA  .........            13.7%
A/A    .........             0.0%
Baa/BBB   ......             0.4%
Ba/BB  .........            10.0%
B/B    .........            32.1%
Caa/CCC   ......             3.0%
Ca/CC  .........             0.0%
C   ............             0.0%
D   ............             0.0%
Unrated   ......             0.0%
                          ------
Total  .........           100.0%
                          ======

                                 Distributed by:
                      Liberty Financial Investments, Inc.
                   One Financial Center, Boston, MA 02111-2621


                   VA Contract and VLI Policy Service Hotline
                             800-367-3653 (Option 3)
                              Keyline 800-367-3654

                       NEWPORT TIGER FUND, VARIABLE SERIES
                                  a series of
                       Liberty Variable Investment Trust
                             Federal Reserve Plaza
                              600 Atlantic Avenue
                          Boston, Massachusetts 02210

--------------------------------------------------------------------------------

Newport Tiger Fund, Variable Series ("Fund") is a series of Liberty Variable Investment Trust ("Trust"), an open-end management investment company. The Fund seeks long-term capital growth by investing primarily in equity securities of companies located in the nine Tigers of Asia (Hong Kong, Singapore, South Korea, Taiwan, Malaysia, Thailand, Indonesia, China and the Philippines).

There is no assurance that the objective of the Fund will be realized.

--------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------

This Prospectus contains information about the Fund that a prospective investor should know before applying for certain variable annuity contracts and variable life insurance policies offered by separate accounts of insurance companies investing in the Fund. Please read it carefully and retain it for future reference.

Additional facts about the Fund are included in a Statement of Additional Information dated November 15, 1997, incorporated herein by reference, which has been filed with the Securities and Exchange Commission. For a free copy write to Liberty Financial Investments, Inc. at One Financial Center, Boston, Massachusetts 02111 or other broker-dealers offering the variable annuity contracts and variable life insurance policies of Participating Insurance Companies (as such term is defined in this Prospectus).

--------------------------------------------------------------------------------

SHARES OF THE FUND ARE AVAILABLE AND ARE BEING MARKETED EXCLUSIVELY AS A POOLED FUNDING VEHICLE FOR VARIABLE ANNUITY CONTRACTS ("VA CONTRACTS") AND VARIABLE LIFE INSURANCE POLICIES ("VLI POLICIES") OF PARTICIPATING INSURANCE COMPANIES.

--------------------------------------------------------------------------------

THIS PROSPECTUS MUST BE ACCOMPANIED BY A CURRENT PROSPECTUS FOR THE APPROPRIATE VA CONTRACTS OR VLI POLICIES OF THE APPLICABLE PARTICIPATING INSURANCE COMPANY. BOTH PROSPECTUSES SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.


--------------------------------------------------------------------------------

                The date of this Prospectus is November 15, 1997



                        NOT            May lose value
                        FDIC-          No bank guarantee
                        INSURED

                               TABLE OF CONTENTS


                                                        Page
                                                        -----
THE FUND  .............................................    3

FINANCIAL HIGHLIGHTS  .................................    4

HOW THE FUND INVESTS  .................................    5

FUND MANAGEMENT ORGANIZATIONS  ........................    5
 The Trustees   .......................................    5
 The Manager: Liberty Advisory Services Corp.
    (LASC)   ..........................................    5
 LASC's Sub-Adviser   .................................    6

FUND SERVICE ORGANIZATIONS  ...........................    6
 Custodian   ..........................................    6
 Independent Accountants: Price Waterhouse LLP   ......    6

OTHER CONSIDERATIONS  .................................    6
 Expenses of the Fund    ..............................    6
 Purchases and Redemptions  ...........................    7
 Investment Return    .................................    7
 Net Asset Value   ....................................    7
 Distributions  .......................................    7
 Taxes    .............................................    7
 Shareholder Communications    ........................    8
 Organization, Meetings, and Voting Rights    .........    8
 Additional Information  ..............................    9

OTHER INVESTMENT PRACTICES, RISK
   CONSIDERATIONS AND POLICIES OF THE FUND ............    9
 Foreign Securities   .................................    9
 Short-Term Trading   .................................   10
 Cash Reserves and Repurchase Agreements   ............   10
 Leverage Risks Associated with Certain Investment
   Techniques  ........................................   11
 Certain Policies to Reduce Risk  .....................   11

CHANGES TO INVESTMENT OBJECTIVE AND
   NON-FUNDAMENTAL POLICIES    ........................   11


                                    THE FUND

The Fund is one of a series of separate portfolios of the Trust. The Trust is an open-end management investment company currently consisting of seven series. The Fund is a diversified Fund. The Trust issues shares of beneficial interest in the Fund that represent interests in a separate portfolio of securities and other assets. The Trust may add or delete series from time to time.

The Trust is a funding vehicle for variable annuity contracts ("VA contracts") and variable life insurance policies ("VLI policies") offered by the separate accounts of life insurance companies ("Participating Insurance Companies"). Certain Participating Insurance Companies are affiliated with the adviser to the Fund ("Affiliated Participating Insurance Companies"). Shares of the Fund from time to time may be sold to other unaffiliated Participating Insurance Companies.

The Participating Insurance Companies and their separate accounts are the shareholders or investors ("shareholders") of the Fund. Owners of VA contracts and owners of VLI policies invest in sub-accounts of separate accounts of the Participating Insurance Companies that, in turn, invest in the Fund.

The prospectuses of the separate accounts of the Participating Insurance Companies describe which funds are available to the separate accounts offering the VA contracts and VLI policies. The Fund assumes no responsibility for those prospectuses. However, Liberty Advisory Services Corp. (formerly named "Keyport Advisory Services Corp.") ("LASC") and the Board of Trustees of the Trust ("Board of Trustees") monitor events to identify any material conflicts that may arise between the interests of the Participating Insurance Companies or between the interests of owners of VA contracts and VLI policies. The Fund currently does not foresee any disadvantages to the owners of VA contracts and VLI policies arising from the fact that certain interests of the owners may differ. The Statement of Additional Information contains additional information regarding such differing interests and related risks.

LASC provides investment management and advisory services to the Fund pursuant to its Management Agreement with the Fund.

Newport Fund Management, Inc. ("Newport") sub-advises the Fund pursuant to a Sub-Advisory Agreement (the "Newport Sub-Advisory Agreement") with the Fund and LASC.

LASC has delegated various administrative matters to Colonial Management Associates, Inc. ("Colonial"). Colonial also provides transfer agency and pricing and record keeping services to the Trust. Liberty Financial Investments, Inc. ("LFII") serves as the principal underwriter of the Trust with respect to sales of shares to Participating Insurance Companies which are not affiliated with LASC.

LASC, Newport and LFII are wholly-owned indirect subsidiaries of Liberty Financial Companies, Inc. ("LFC"). As of October 31, 1997, approximately 74.7% of the combined voting power of LFC's issued and outstanding voting stock was held, indirectly, by Liberty Mutual Insurance Company ("Liberty Mutual"). Liberty Life is a subsidiary of Liberty Mutual.

                              FINANCIAL HIGHLIGHTS

The table below presents certain financial information for the Fund for the period beginning with the Fund's commencement of operations May 1, 1995 and ended June 30, 1997. The information through the fiscal year ended December 31, 1996 has been audited and reported on by the Fund's independent accountants, Price Waterhouse LLP, whose report thereon appears in the Fund's annual report to shareholders for the fiscal year ended December 31, 1996 (which may be obtained without charge from LFII or from the Participating Insurance Company issuing the applicable VA contract or VLI policy) and is incorporated by reference into the Statement of Additional Information. The information for the six-month period ended June 30, 1997 is unaudited. The Fund's total return presented below does not reflect the cost of insurance and other insurance company separate account charges which vary with the VA contracts and VLI policies offered through the separate accounts of Participating Insurance Companies.



                                                                    (Unaudited)
                                                                     Six Months
                                                                       Ended
                                                                      June 30,         Year Ended December 31,
                                                                    ------------   ------------------------------
                                                                       1997          1996            1995**
                                                                    ------------   -----------   ----------------
Per share operating performance:
Net asset value, beginning of period  ...........................   $    2.52       $  2.28       $     2.00
                                                                    ----------      -------       ----------
Net investment income (a)    ....................................        0.02          0.03             0.01
Net realized and unrealized gains on investments and foreign
 currency transactions (a)   ....................................        0.10          0.24             0.29
                                                                    ----------      -------       ----------
Total from investment operations   ..............................        0.12          0.27             0.30
                                                                    ----------      -------       ----------
Less distributions from:
 Dividends from net investment income    ........................          --         (0.02)           (0.01)
 In excess of net investment income   ...........................          --            --            (0.01)
 Dividends from net realized gains on investments    ............          --         (0.01)              --
                                                                    ----------      -------       ----------
Total distributions    ..........................................          --         (0.03)           (0.02)
                                                                    ----------      -------       ----------
Net asset value, end of period  .................................   $    2.64       $  2.52       $     2.28
                                                                    ==========      =======       ==========
Total return:
Total investment return (b)  ....................................        4.76%**      11.73%           15.00%***
Ratios/supplemental data:
Net assets, end of period (000)    ..............................   $  39,725       $34,642       $   18,977
Ratio of net expenses to average net assets (c)   ...............        1.20%*        1.27%            1.79%*
Ratio of net investment income to average net assets (c)   ......        1.42%*        1.20%            0.89%*
Portfolio turnover ratio  .......................................           6%**          7%              12%***
Average commission rate (d)  ....................................   $  0.0103       $0.0172               --


*   Annualized
** For the period from the commencement of operations (May 1, 1995) to December 31, 1995.
*** Not Annualized
(a) Per share data was calculated using average shares outstanding during the period.
(b) Total return at net asset value assuming all distributions reinvested.
(c) The benefits derived from custody credits and directed brokerage arrangements had no impact.
(d) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged.


Further information about the performance of the Fund is contained in the Fund's annual report to shareholders for the period ended December 31, 1996, which may be obtained without charge from LFII or from the Participating Insurance Company issuing the applicable VA contract or VLI policy.

                              HOW THE FUND INVESTS

All investments, including mutual funds, have risks, and no one mutual fund is suitable for all investors. No one Fund by itself constitutes a complete investment program. The net asset value of the shares of the Fund will vary with market conditions and there can be no guarantee that the Fund will achieve its investment objective.

The Fund and its investment objective and policies are described below. Certain additional investment policies and techniques of the Fund are described under "OTHER INVESTMENT PRACTICES, RISK CONSIDERATIONS AND POLICIES OF THE FUND" below.

More information about the portfolio securities in which the Fund invests, including certain risks and investment limitations, is provided in the Statement of Additional Information.

Investment Objective. The Fund seeks long-term capital growth.

Investment Program. The Fund invests primarily in equity securities of companies located in the nine Tigers of East Asia (Hong Kong, Singapore, South Korea, Taiwan, Malaysia, Thailand, Indonesia, China and the Philippines). These nine countries are referenced to herein as the "Tiger countries." Normally, the Fund will seek to be fully invested in equity securities of larger, well established companies located in the Tiger countries.

Equity securities in which the Fund invests include common and preferred stock, warrants (rights) to purchase such stock, debt securities convertible into stock, ADRs, Global Depositary Receipts (receipts issued by foreign banks or trust companies) and shares of other investment companies that invest primarily in the foregoing securities.

The Fund may invest up to 10% of its total assets in other investment companies commonly referred to as "country funds." Such investments will involve the payment of duplicative fees through the indirect payment of a portion of the expenses, including advisory fees, of such other investment companies.

For a discussion of certain special risks and other considerations pertaining to investments in foreign securities applicable to the Fund, see "OTHER INVESTMENT PRACTICES, RISK CONSIDERATIONS, AND POLICIES OF THE FUND: Foreign Securities." Such special risks are particularly relevant to investments in equity securities issued by companies located in the Tiger countries.

Although the securities markets of the Tiger countries, especially China, have grown and evolved rapidly over the last several years, political, legal, economic and regulatory systems continue to lag behind those of more developed countries. Accordingly, the risk that restrictions on repatriation of Fund investments may be imposed unexpectedly or other limitations on the Fund's ability to realize on its investments may be instituted are greater with respect to investments in the Tiger countries.

Hong Kong. A substantial amount of the Fund's investments have been and may continue to be in companies located in Hong Kong. Although Hong Kong has the most developed securities markets of the Tiger countries, a substantial portion of its economy is dependent on investments in or trade with China and other less-developed Asian countries. Political and economic developments in those countries could adversely impact the Fund's Hong Kong investments.

On July 1, 1997, sovereignty over Hong Kong was transferred from Great Britain to China and Hong Kong became a Special Administrative Region of China. In connection with this transfer, China has agreed to maintain for 50 years Hong Kong's current economic and social systems, as well as most of the personal freedoms currently enjoyed by Hong Kong residents. Nevertheless, it is impossible to predict with certainty the ultimate effect Chinese sovereignty will have on Hong Kong's business environment. Further, uncertainty surrounding the transfer could hurt the value of the Fund's investments or make them more volatile in the short-run.


                         FUND MANAGEMENT ORGANIZATIONS

                                  The Trustees

The business of the Trust and the Fund is supervised by the Trust's Board of Trustees. The Statement of Additional Information contains the names of and biographical information on the Trustees.

              The Manager: Liberty Advisory Services Corp. (LASC)

LASC, 125 High Street, Boston Massachusetts 02110, is the manager of the Trust. LASC was incorporated on January 8, 1993 under the laws of the Commonwealth of Massachusetts.

In accordance with its Management Agreement with the Fund, LASC designs and supervises a continuous investment program for the Fund, evaluates, recommends, and monitors its Sub-Advisor's performance, investment program, and compliance with applicable laws and regulations, and recommends to the Board of Trustees whether its Sub-Advisor's contract should be continued or modified and whether a new sub-adviser or multiple sub-advisers should be added or deleted. LASC is also responsible for administering the Fund's operations, including the provision of office space and equipment in connection with the maintenance of the Fund's headquarters, preparation and filing of required reports, arrangements for Trustees' and shareholders' meetings, maintenance of the Fund's corporate books and records, communications with shareholders, and oversight of custodial, accounting and other services provided to the

Fund by others. In accordance with its Management Agreement with the Fund, LASC may, at its own expense, delegate the performance of certain of its administrative responsibilities to its affiliate LFC, or any of LFC's majority-owned subsidiaries. LASC has delegated its administrative responsibilities to Colonial in accordance with this authority. LASC, or its affiliates, pay all compensation of the Fund's directors and officers who are employees of LASC or its affiliates.

The Trust may add funds that utilize the investment advisory services of more than one portfolio adviser, whereby each portfolio adviser is responsible for specified portions of the Funds' investments. LASC will be responsible for the selection and supervision of such advisers and the allocation of the portions of the assets among such advisers.

The Trust pays LASC a management fee, accrued daily and paid monthly, at a maximum annual rate of 0.90% of the average daily net assets of the Fund.

                               LASC's Sub-Adviser

Newport is the Sub-Adviser of the Fund. Newport, whose principal address is 580 California Street, Suite 1960, San Francisco, California 94104, is an indirect wholly owned subsidiary of LFC.

LASC, out of the management fee it receives from the Fund, pays Newport a sub-advisory fee at the annual rate of 0.70% of the average daily net assets of the Fund.

Under the Newport Sub-Advisory Agreement, Newport manages the assets of the Fund in accordance with its investment objective, investment program, policies, and restrictions under the supervision of LASC and the Board of Trustees. Newport determines which securities and other instruments are purchased and sold for the Fund.

John M. Mussey and Thomas R. Tuttle, President and Senior Vice President, respectively, of Newport, co-manage the Fund. Mr. Mussey has managed the Colonial Newport Tiger Fund since 1989. (The Colonial Newport Tiger Fund is the successor by merger to the Newport Tiger Fund, which commenced operations in 1989.) Mr. Tuttle has co-managed the Colonial Newport Tiger Fund since November, 1995. Messrs. Mussey and Tuttle have been officers of Newport since 1984.


                           FUND SERVICE ORGANIZATIONS

                                   Custodian

As of the date of this Prospectus, UMB, n.a., 928 Grand Ave., Kansas City, Missouri 64141, is the custodian for the Fund. The Board of Trustees has approved the appointment of The Chase Manhattan Bank, 4 Chase Metro Tech Center, Brooklyn, New York 11245 to become the custodian for the Fund. This change is expected to be completed not later than during the first quarter of 1998. Foreign securities are maintained in the custody of foreign branches of U.S. banks, foreign banks and foreign trust companies that are members of the custodian's global custody network or foreign depositories used by such members.

                 Independent Accountants: Price Waterhouse LLP

Price Waterhouse LLP, 160 Federal Street, Boston, Massachusetts 02110 are the Fund's independent accountants.


                              OTHER CONSIDERATIONS

                              Expenses of the Fund

The Fund generally will pay all its expenses, other than those borne by LASC and Newport. LASC has agreed to reimburse all expenses, including management fees, but excluding interest, taxes, brokerage, and other expenses which are capitalized in accordance with accepted accounting procedures, and extraordinary expenses, incurred by the Fund in excess of 1.75% of average net asset value per annum for the period beginning May 1, 1997 until April 30, 1998.

The expenses payable by the Fund include, among other things, the management fee payable to LASC, described above; fees for services of independent accountants; consultant fees; legal fees; transfer agent, custodian and portfolio record keeping and tax information services fees; fees for pricing and record keeping services, and of equipment for communication among the Fund's custodian, LASC, Newport and others; taxes and fees for the preparation of the Fund's tax returns; brokerage fees and commissions; interest; costs of Board of Trustees and shareholder meetings; cost of updates and printing of prospectuses and reports to shareholders; fees for filing reports with regulatory bodies and the maintenance of the Fund's existence; membership dues for industry trade associations; fees to federal authorities for the registration of the shares of the Fund; fees and expenses of Trustees who are not directors, officers, employees or stockholders of LASC, Newport or their affiliates; insurance and fidelity bond premiums; and other extraordinary expenses of a non-recurring nature.

It is the policy of the Trust that expenses directly charged or attributable to the Fund will be paid from the assets of the Fund.

General expenses of the Trust will be allocated among and charged to the assets of each series of the Trust, including the Fund, on a basis that the Board of Trustees deems fair and equitable, which may be based on the relative assets of each series or the nature of the services performed and their relative applicability to each series.

                           Purchases and Redemptions

The Participating Insurance Companies place daily orders to purchase and redeem shares of the Fund based on, among other things, the net amount of purchase payments to be invested and surrender and transfer requests to be effected on that day pursuant to the VA contracts and VLI policies, including deductions for fees and charges by the applicable insurance company separate account. The Fund continuously offers and redeems shares at net asset value without the addition of any selling commission, sales load or redemption charge. Shares are sold and redeemed at their net asset value as next determined after receipt of purchase payments or redemption requests, respectively, by the separate accounts. Similarly, shares are sold or redeemed as a result of such other transactions under the VA contracts and VLI policies at the net asset value computed for the day on which such transactions are effected by the separate accounts. The right of redemption may be suspended or payments postponed whenever permitted by applicable law and regulations.

                               Investment Return

Average annual total return for the Fund is calculated in accordance with the Securities and Exchange Commission's formula and assumes reinvestment of all distributions. Other total return differs from average annual total return only in that it may relate to a different time period and may represent aggregate as opposed to average annual total return. The Fund's average annual total return is determined by computing the annual percentage change in value of a $1,000 investment in the Fund for a specified period, assuming reinvestment of all dividends and distributions.

Performance information describes the Fund's performance for the period shown and does not predict future performance. Comparison of the Fund's yield or total return with those of alternative investments should consider differences between the Fund and the alternative investments. The Fund's investment performance figures do not reflect the cost of insurance and the separate account fees and charges which vary with the VA contracts and VLI policies offered through the separate accounts of the Participating Insurance Companies, and which will decrease the return realized by a contract or policyholder.

                                Net Asset Value

The initial net asset value of the Fund at the commencement of operations was established at $2.00. The net asset value per share of the Fund is determined as of the close of regular trading on the New York Stock Exchange ("NYSE") (currently 4:00 p.m., New York time). Net asset value per share is calculated for the Fund by dividing the current market value of total portfolio assets, less all liabilities (including accrued expenses), by the total number of shares outstanding. Net asset value is determined on each day when the NYSE is open, except on such days in which no order to purchase or redeem shares is received. The NYSE is scheduled to be open Monday through Friday throughout the year except for certain federal and other holidays.

All assets denominated in foreign currencies are converted to U.S. dollars. The books and records of the Fund are recorded in U.S. dollars.

Fund securities are valued based on market quotations or, if such quotations are not available, at fair market value determined in good faith under procedures established by the Board of Trustees. Investments maturing in 60 days or less are valued at amortized cost.

                                 Distributions

The Fund intends to declare and distribute, as dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of portfolio securities, if any, to its shareholders (Participating Insurance Companies' separate accounts). The net investment income of the Fund consists of all dividends or interest received by the Fund, less estimated expenses (including the advisory and administrative fees). The Fund will declare and distribute income dividends annually. All net short-term and long-term capital gains of each Fund, net of carry-forward losses, if any, realized during the fiscal year, are declared and distributed periodically, no less frequently than annually. All dividends and distributions are reinvested in additional shares of the Fund at net asset value, as of the record date for the distributions.

                                     Taxes

The Fund intends to elect to be treated and to qualify as a "regulated investment company" under Subchapter M of the Code. As a result of such election, for any tax year in which the Fund meets the investment limitations and the distribution, diversification and other requirements referred to below, to the extent the Fund distributes its taxable net investment income and its net realized long-term and short-term capital gains, the Fund will not be subject to federal income tax, and the income of the Fund will be treated as the income of its shareholders. Under current law, since the shareholders are life insurance company "segregated asset accounts," they will not be subject to income tax currently on this income to the extent such income is applied to increase the values of VA contracts and VLI policies.

Among the conditions for qualification and avoidance of taxation at the Trust level, Subchapter M imposes investment limitations, distribution requirements, and requirements relating to the diversification of investments. The requirements of Subchapter M may affect the investments made by the Fund. Any of the applicable diversification requirements could require a sale of assets of the Fund that would affect the net asset value of the Fund.

In addition, the Tax Reform Act of 1986 made certain changes to the tax treatment of regulated investment companies, including the imposition of a nondeductible 4% excise tax on certain undistributed amounts. To avoid this tax, the Fund must declare and distribute to its shareholders by the end of each calendar year at least 98% of ordinary income earned during that calendar year and at least 98% of capital gain net income, net of carry-forward losses, if any, realized for the twelve-month period ending October 31 of that year, plus any remaining undistributed income from the prior year.

Pursuant to the requirements of Section 817(h) of the Code, the only shareholders of the Fund will be Participating Insurance Companies and their separate accounts that fund VA contracts, VLI policies and other variable insurance contracts and retirement plans. The prospectus that describes a particular VA contract or VLI policy discusses the taxation of both separate accounts and the owner of such contract or policy.

The Fund intends to comply with the requirements of Section 817(h) of the Code and the related regulations issued thereunder by the Treasury Department. These provisions impose certain diversification requirements affecting the securities in which the Fund may invest and other limitations. The diversification requirements of Section 817(h) of the Code are in addition to the diversification requirements under Subchapter M and the Investment Company Act of 1940. The consequences of failure to meet the requirements of Section 817(h) could result in taxation of the Participating Insurance Company offering the VA contracts and VLI policies and immediate taxation of all owners of the contracts and policies to the extent of appreciation on investment under the contracts. The Fund believes it is in compliance with these requirements.

The Secretary of the Treasury may issue additional rulings or regulations that will prescribe the circumstances in which a variable insurance contract owner's control of the investments of a segregated asset account may cause such owner, rather than the insurance company, to be treated as an owner of the assets of a segregated asset account. It is expected that such regulations would have prospective application. However, if a ruling or regulation were not considered to set forth a new position, the ruling or regulation could have retroactive effect.

The Fund therefore may find it necessary, and reserves the right to take action to assure, that a VA contract or VLI policy continues to qualify as an annuity or insurance contract under federal tax laws. The Fund, for example, may be required to alter its investment objective or substitute its shares for those of another fund. No such change of investment objective or substitution of securities will take place without notice to the contract and policy owners with interests invested in the Fund and without prior approval of the Securities and Exchange Commission, or the approval of a majority of such owners, to the extent legally required.

To the extent the Fund invests in foreign securities, investment income received by the Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced tax or exemption from tax on such income.

Gains and losses from foreign currency dispositions, foreign-currency denominated debt securities and payables or receivables, and foreign currency forward contracts are subject to special tax rules that generally cause them to be recharacterized as ordinary income and losses, and may affect the timing and amount of the Fund's recognition of income, gain or loss.

It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets, if any, to be invested within various countries will fluctuate and the extent to which tax refunds will be recovered is uncertain. The Fund intends to operate so as to qualify for treaty-reduced tax rates where applicable.

The preceding is a brief summary of some relevant tax considerations. This discussion is not intended as a complete explanation or a substitute for careful tax planning and consultation with individual tax advisers.

                           Shareholder Communications

Owners of VA contracts and VLI policies, issued by the Participating Insurance Companies or for which shares of the Fund are the investment vehicle, receive from the Participating Insurance Company unaudited semi-annual financial statements and audited year-end financial statements of the Fund certified by the Fund's independent auditors. Each report shows the investments owned by the Fund and provides other information about the Fund and its operations. Copies of such reports may be obtained from the Participating Insurance Company or the Secretary of the Fund.

                   Organization, Meetings, and Voting Rights

The Fund is a separate series of the Trust. The Trust is organized as a Massachusetts business trust under an Agreement and Declaration of Trust ("Declaration of Trust") dated March 4, 1993. The Declaration of Trust may be amended by a vote of either the Trust's shareholders or the Board of Trustees. The Trust is authorized to issue an unlimited number of shares of beneficial interest without par value, in one or more series as the Board of Trustees may authorize.

Each share of the Fund is entitled to participate pro rata in any dividends and other distributions declared by the Board of Trustees with respect to the Fund, and all shares of the Fund have equal rights in the event of liquidation of the Fund.

The Fund is not required to hold annual meetings and does not intend to do so. However, special meetings may be called for purposes such as electing Trustees or approving an amendment to an advisory contract. Shareholders receive one vote for each Fund share. Shares of the Trust vote together except when required to vote separately by Fund. Shareholders have the power to remove Trustees and to call meetings to consider removal.

Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Trust's Declaration of Trust disclaims liability of the shareholders, the Trustees, or officers of the Trust for acts or obligations of the Trust, which are binding only on the assets and property of the Trust (or the Fund) and requires that notice of such disclaimer be given in each agreement, obligation, or contract entered into or executed by the Trust or the Board. The Declaration of Trust provides for indemnification out of the Trust's (or the Fund's) assets for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is believed to be remote because it is limited to circumstances in which the disclaimer is inoperative and the Trust itself is unable to meet its obligations. The risk to the Fund of sustaining a loss on account of liabilities incurred by another fund also is believed to be remote.

                             Additional Information

This Prospectus, including the Statement of Additional Information which has been incorporated by reference herein, does not contain all the information set forth in the Registration Statement filed by the Trust with the Securities and Exchange Commission under the Securities Act of 1933. Copies of the Registration Statement may be obtained from the Commission or may be examined at the office of the Commission in Washington, D.C.

    OTHER INVESTMENT PRACTICES, RISK CONSIDERATIONS AND POLICIES OF THE FUND

A number of the investment policies and techniques referred to below are subject to certain additional risks described more fully in the Statement of Additional Information.

                              Foreign Securities

The Fund normally will remain fully invested in equity securities of companies located in the Tiger countries. Investments in foreign securities include sovereign risks and risks pertaining to the local economy in the country or countries in which the foreign issuer conducts business. Investments in foreign securities also involve certain risks that are not typically associated with investing in domestic issuers, including: (i) foreign securities traded for foreign currencies and/or denominated in foreign currencies may be affected favorably or unfavorably by changes in currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversions between various currencies; (ii) less publicly available information about the securities and about the foreign company or government issuing them; (iii) less comprehensive accounting, auditing, and financial reporting standards, practices, and requirements; (iv) securities markets outside the United States may be less developed or efficient than those in the United States and government supervision and regulation of those securities markets and brokers and the issuers in those markets is less comprehensive than that in the United States; (v) the securities of some foreign issuers may be less liquid and more volatile than securities of comparable domestic issuers;
(vi) settlement of transactions with respect to foreign securities may sometimes be delayed beyond periods customary in the United States; (vii) fixed brokerage commissions on certain foreign securities exchanges and custodial costs with respect to securities of foreign issuers generally exceed domestic costs; and (viii) with respect to some countries, there is the possibility of unfavorable changes in investment or exchange control regulations, expropriation, or confiscatory taxation, taxation at the source of the income payment or dividend distribution, difficulties in enforcing judgements, limitations on the removal of funds or other assets of the Fund, political or social instability, or diplomatic developments that could adversely affect United States investments in those countries.

The Fund's investments in foreign securities may include investments in countries whose economies or securities markets are not yet highly developed. Special risks associated with these investments (in addition to the considerations regarding foreign investments generally) may include, among others, greater political uncertainties, an economy's dependence on revenues from particular commodities or on international aid or development assistance, currency transfer restrictions, highly limited numbers of potential buyers for such securities and delays and disruptions in securities settlement procedures.

Foreign Currency Transactions. Transactions in foreign securities include currency conversion costs. The Fund may engage in currency exchange transactions to convert currencies to or from U.S. dollars. The Fund may purchase or sell foreign currencies on a spot or forward basis. Such transactions will be entered into (i) to lock in a particular foreign exchange rate pending settlement of a purchase or sale of a foreign security or pending the receipt of interest, principal or dividend payments on a foreign security held by the Fund, or (ii) to hedge against a decline in the value, in U.S. dollars or in another currency, of a foreign currency in which securities held by the Fund are denominated.

The Fund will not attempt, nor would it be able, to eliminate all foreign currency risk. The precise matching of foreign currency exchange transactions and the portfolio securities generally will not be possible since the future value of such securities in foreign currencies will change as a consequence of market movements which cannot be precisely forecast. Currency hedging does not eliminate fluctuations in the underlying prices of securities, but rather establishes a rate of exchange at some future point in time. Although hedging may lessen the risk of loss due to a decline in the value of the hedged currency, it tends to limit potential gain from increases in currency values.

ADRs. With respect to equity securities, the Fund may purchase structured and unstructured ADRs. ADRs are U.S. dollar-denominated certificates issued by a United States bank or trust company representing the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of that bank or a corresponding bank and traded on a United States exchange or in an over-the-counter market. Generally, ADRs are in registered form. There are no fees imposed on the purchase or sale of ADRs when purchased from the issuing bank or trust company in the initial underwriting, although the issuing bank or trust company may impose charges for the collection of dividends and the conversion of ADRs into the underlying securities. Investment in ADRs has certain advantages over direct investment in the underlying foreign securities since: (i) ADRs are U.S. dollar-denominated investments that are registered domestically, easily transferable and for which market quotations are readily available; and (ii) issuers whose securities are represented by ADRs are subject to the same auditing, accounting, and financial reporting standards as domestic issuers. Investments in ADRs, however, are otherwise subject to the same general considerations and risks pertaining to foreign securities described above.

See "DESCRIPTION OF CERTAIN INVESTMENTS: Investments in Less Developed Countries;" "Foreign Currency Transactions;" "Currency Forward and Futures Contracts;" "Settlement Procedures;" "Foreign Currency Conversion;" and "Passive Foreign Investment Companies" in the Statement of Additional Information for more information about foreign investments.

                               Short-Term Trading

In seeking the Fund's objective, the portfolio manager will buy or sell portfolio securities whenever it believes it is appropriate. The portfolio manager's decisions will not generally be influenced by how long the Fund may have owned the security. The Fund may buy securities intending to seek short-term trading profits, subject to limitations imposed by the Code. A change in the securities held by the Fund is known as "portfolio turnover" and generally involves some expense to the Fund. These expenses may include brokerage commissions or dealer mark-ups, custodian fees and other transaction costs on both the sale of securities and the reinvestment of the proceeds in other securities.

As a result of the Fund's investment policies, under certain market conditions, the Fund's portfolio turnover rate may be higher than that of other mutual funds. Portfolio turnover rate for a fiscal year is the ratio of the lesser of purchases or sales of portfolio securities to the monthly average of the value of portfolio securities, excluding securities whose maturities at acquisition were one year or less. A 100% turnover rate would occur if all of the securities in the portfolio were sold and either repurchased or replaced within one year. Although the Fund cannot predict portfolio turnover rate, it is estimated that, under normal circumstances, the annual rate for the Fund will be no greater than 100%. The portfolio turnover rate of the Fund for the period ended December 31, 1996 is shown under "FINANCIAL HIGHLIGHTS" above. The Fund's portfolio turnover rate is not a limiting factor when the portfolio manager considers a change in the Fund's portfolio.

                    Cash Reserves and Repurchase Agreements

The Fund may invest temporarily available cash in U.S. dollar denominated money market instruments. Such money market instruments will be limited to high-quality securities rated within the two highest credit categories by any nationally recognized securities rating organization or, if not rated, of comparable investment quality as determined by the portfolio manager. Such domestic money market instruments may include: U.S. Government securities; certificates of deposit; bankers' acceptances; bank time deposits; commercial paper; short-term corporate debt securities; and repurchase agreements with a securities dealer or bank. In these repurchase transactions, the underlying security, which is held by the custodian through the federal book-entry system for the Fund as collateral, will be marked to market on a daily basis to ensure full collateralization of the repurchase agreement. In the event of a bankruptcy or default of certain sellers of repurchase agreements, the Fund could experience costs and delays in liquidating the underlying security and might incur a loss if such collateral held declines in value during this period. Not more than 15% of the Fund's total assets will be invested in repurchase agreements maturing in more than seven days and other illiquid assets.

          Leverage Risks Associated with Certain Investment Techniques

The purchase and sale of foreign currency on a forward basis may present additional risks associated with the use of leverage. Leverage may magnify the effect on Fund shares of fluctuations in the values of the securities underlying these transactions. In accordance with Securities and Exchange Commission pronouncements, to reduce (but not necessarily eliminate) leverage, the Fund will either "cover" its obligations under such transactions by holding the securities or other commodities (or rights to acquire the securities or such commodities) it is obligated to deliver under such transactions, or deposit and maintain in segregated account with its custodian cash, liquid securities, or securities denominated in the particular foreign currency, equal in value to the Fund's obligations under such transactions.

                        Certain Policies to Reduce Risk

The Fund has adopted certain fundamental investment policies in managing its portfolio that are designed to maintain the portfolio's diversity and reduce risk. The Fund will not: (i) with respect to 75% of its total assets, invest in more than 10% of the outstanding voting securities of any one issuer or invest more than 5% of its total assets in the securities of any one issuer; or (ii) borrow money except temporarily from banks to facilitate redemption requests that might otherwise require untimely disposition of portfolio securities and in amounts not exceeding 10% of the Fund's total assets. Limitation (i) does not apply to U.S. Government Securities. The investment policies described above in this paragraph are fundamental and may be changed only by approval of the Fund's shareholders.

It is the Fund's policy that when its portfolio manager deems a temporary defensive position advisable, the Fund may invest, without limitation (i.e., up to 100% of its assets), in high-quality fixed-income securities, or hold assets in cash or cash equivalents, to the extent the portfolio manager believes such alternative investments to be less risky than those securities in which the Fund normally invests.

Additional investment restrictions are set forth in the Statement of Additional Information.

         CHANGES TO INVESTMENT OBJECTIVES AND NON-FUNDAMENTAL POLICIES

The Fund may not always achieve its investment objective. The Fund's investment objective and non-fundamental policies may be changed without shareholder approval. The holders of VA Contracts and VLI Policies will be notified in connection with any material change in the Fund's investment objective. The Fund's fundamental investment policies listed in the Statement of Additional Information cannot be changed without shareholder majority approval.

                                 Distributed by:
                      Liberty Financial Investments, Inc.
                   One Financial Center, Boston, MA 02111-2621


                   VA Contract and VLI Policy Service Hotline
                             800-367-3653 (Option 3)
                              Keyline 800-367-3654

                        LIBERTY VARIABLE INVESTMENT TRUST

                   Federal Reserve Plaza, 600 Atlantic Avenue
                           Boston, Massachusetts 02210


                       STATEMENT OF ADDITIONAL INFORMATION
                             Dated November 15, 1997

         The Statement of Additional Information ("SAI") is not a Prospectus, but should be read in conjunction with the Trust's Prospectus, dated November 15, 1997 and any supplement thereto, which may be obtained at no charge by calling Keyport Financial Services Corp. at (800) 437-4466, or by contacting the applicable Participating Insurance Company, or the broker-dealers offering certain variable annuity contracts or variable life insurance policies issued by the Participating Insurance Company.

         The date of this SAI is November 15, 1997.

                                TABLE OF CONTENTS

ITEM                                                                     PAGE

INVESTMENT MANAGEMENT AND OTHER SERVICES..............................   S-3
         General......................................................   S-3
         Trust Charges and Expenses...................................   S-6

INVESTMENT RESTRICTIONS    ...........................................   S-7
         Growth and Income Fund.......................................   S-7
         Global Utilities Fund........................................   S-8
         International Fund For Growth................................   S-9
         U.S. Stock Fund   ...........................................   S-10
         Strategic Income Fund........................................   S-11
         Tiger Fund...................................................   S-12
         All-Star Fund................................................   S-14

MORE FACTS ABOUT TRUST  ..............................................   S-16
         Mixed and Shared Funding.....................................   S-16
         Organization.................................................   S-16
         Trustees and Officers  ......................................   S-17
         Principal Holders of Securities..............................   S-20
         Custodians...................................................   S-21

OTHER CONSIDERATIONS  ................................................   S-21
         Portfolio Turnover  ...... ..................................   S-21
         Suspension of Redemptions....................................   S-21
         Valuation of Securities  ....................................   S-21
         Portfolio Transactions  .....................................   S-23

DESCRIPTION OF CERTAIN INVESTMENTS....................................   S-26
         Money Market Instruments.....................................   S-26
         Investments in Less Developed Countries......................   S-29
         Foreign Currency Transactions................................   S-29
         Options on Securities  ......................................   S-33
         Futures Contracts and Related Options........................   S-36
         Passive Foreign Investment Companies.........................   S-40
         Securities Loans  ...........................................   S-40

INVESTMENT PERFORMANCE  ..............................................   S-41

INDEPENDENT ACCOUNTANTS AND FINANCIAL STATEMENTS......................   S-42

     Liberty Variable Investment Trust (formerly "Keyport Variable Investment Trust") (the "Trust"), a Massachusetts business trust, is registered with the Securities and Exchange Commission ("SEC") as an open-end management investment company. The Trust currently offers seven Funds: Colonial Growth and Income Fund, Variable Series ("Growth and Income Fund"); Stein Roe Global Utilities Fund, Variable Series ("Global Utilities Fund"); Colonial International Fund For Growth, Variable Series ("International Fund For Growth"); Colonial U.S. Stock Fund, Variable Series ("U.S. Stock Fund"); Colonial Strategic Income Fund, Variable Series ("Strategic Income Fund"); Newport Tiger Fund, Variable Series ("Tiger Fund") and Liberty All-Star Equity Fund, Variable Series ("All-Star Fund"). The Trust may add or delete Funds from time to time. The Trust commenced operations on July 1, 1993.

                    INVESTMENT MANAGEMENT AND OTHER SERVICES

General

         Liberty Advisory Services Corp. ("LASC") serves as Manager pursuant to four investment advisory agreements between the Trust on behalf of one or more of the Funds and LASC (the "Management Agreements"). LASC is a direct wholly owned subsidiary of Keyport Life Insurance Company ("Keyport"), which is an indirect wholly owned subsidiary of Liberty Financial Companies, Inc. ("LFC"). As of October 31, 1997, approximately 74.7% of the combined voting power of LFC's outstanding voting stock was owned, indirectly, by Liberty Mutual Insurance Company ("Liberty Mutual").

         LASC and the Trust, on behalf of each of Growth and Income Fund, International Fund For Growth, U.S. Stock Fund and Strategic Income Fund, have entered into separate Sub-Advisory Agreements ("Colonial Sub-Advisory Agreements") with Colonial Management Associates, Inc. ("Colonial"). Colonial is an indirect wholly owned subsidiary of LFC.

         LASC and the Trust, on behalf of the Global Utilities Fund, have entered into a separate Sub-Advisory Agreement (the "Stein Roe Sub-Advisory Agreement") with Stein Roe & Farnham Incorporated ("Stein Roe"). Stein Roe is an indirect wholly owned subsidiary of LFC.

         LASC and the Trust, on behalf of the Tiger Fund, have entered into a separate Sub-Advisory Agreement (the "Newport Sub-Advisory Agreement;" collectively, with the Colonial Sub-Advisory Agreements and the Stein Roe Sub-Advisory Agreement, the "Sub-Advisory Agreements") with Newport Fund Management, Inc. ("Newport"). Newport is an indirect wholly owned subsidiary of LFC.

         Liberty Asset Management Company ("LAMCO") sub-advises All-Star Fund pursuant to the Management Agreement for such Fund (to which LAMCO is a party). All-Star Fund's investment program is based upon LAMCO's multi-manager concept. LAMCO allocates the Fund's portfolio assets on an equal basis among a number of independent investment management organizations ("Portfolio Managers") -- currently five in number -- each of which employs a different investment style, and periodically rebalances the Fund's portfolio among the Portfolio Managers so as to maintain an approximately equal allocation of the portfolio among them throughout all market cycles. Each

Portfolio Manager provides these services under a Portfolio Management Agreement (the "Portfolio Management Agreements") among the Trust, on behalf of All-Star Fund, LAMCO and such Portfolio Manager.


         All-Star Fund's current Portfolio Managers are:

                  J.P. Morgan Investment Management Inc.
                  Oppenheimer Capital
                  Palley-Needelman Asset Management, Inc.
                  Westwood Management Corp.
                  Wilke/Thompson Capital Management, Inc.


         Liberty Advisory Services Corp. Keyport owns all of the outstanding common stock of LASC. LASC's address is 125 High Street, Boston, Massachusetts 02110. The directors and principal executive officer of LASC are: John W. Rosensteel (principal executive officer); John E. Arant, III; James J. Klopper; and Paul H. LeFevre, Jr. Mr. Rosensteel also is a director of Keyport Financial Services Corp. ("KFSC"), the principal underwriter for shares of the Funds sold to Affiliated Participating Insurance Companies (as such term is defined in the Prospectus).

         Colonial Management Associates, Inc. The Colonial Group, Inc., One Financial Center, Boston, Massachusetts 02111, owns all of the outstanding common stock of Colonial. LFC owns all of the outstanding common stock of The Colonial Group, Inc. The directors and principal executive officer of Colonial are Bonny E. Boatman, Sheila A. Carroll, Harold W. Cogger, Stephen Gibson (principal executive officer), Carl C. Ericson, C. Frazier Evans, Donald S. MacKinnon, Helen Frame Peters, Daniel Rie, Davey S. Scoon and Michael H. Koonce.

         Stein Roe & Farnham Incorporated. Stein Roe, One South Wacker Drive, Chicago, Illinois, 60606, is an indirect wholly owned subsidiary of LFC. The directors and principal executive officer of Stein Roe are Kenneth R. Leibler,
C. Allen Merritt, Jr., Hans P. Ziegler (principal executive officer), Timothy K. Armour, and Harold W. Cogger.

         Newport. Newport Pacific Management, Inc. ("Newport Pacific"), 580 California Street, San Francisco, California 94104, owns all of the outstanding common stock of Newport. Liberty Newport Holdings, Ltd. ("LNH") owns all of the outstanding common stock of Newport Pacific. LFC owns all of the outstanding stock of LNH. The directors and principal executive officer of Newport are John
M. Mussey (principal executive officer), Sabino Marinella, Kenneth R. Leibler, Lindsay Cook, Thomas R. Tuttle, Pamela Frantz and Linda Couch.

         Liberty Asset Management Company; LAMCO's Portfolio Managers. LAMCO, 600 Atlantic Avenue, 23rd Floor, Boston, Massachusetts 02210, is an indirect wholly owned subsidiary of LFC. The directors and principal executive officer of LAMCO are: Kenneth R. Leibler, Richard R. Christensen (principal executive officer), Lindsay Cook and C. Allen Merritt, Jr. Mr. Christensen is Chairman of the Board of Trustees of the Trust.

         As of the date of this Statement of Additional Information, the following entities serve as LAMCO's Portfolio Managers for All-Star Fund:


[bullet] J.P. Morgan Investment Management, Inc. J.P. Morgan Investment
         Management Inc. ("J.P. Morgan"), 522 Fifth Avenue, New York, New York 10036, is a wholly-owned subsidiary of J.P. Morgan & Co. Incorporated, a New York Stock Exchange listed bank holding company the principal banking subsidiary of which is Morgan Guaranty Trust Company of New York. J.P. Morgan's principal executive officer is Keith M. Schappert, and its directors are Mr. Schappert and Messrs. William L. Cobb, Jr.,
         C. Nicolas Potter, Michael R. Granito, John R. Thomas, Thomas M. Luddy, Michael E. Patterson, Jean Louis Pierre Brunel, Robert A. Anselmi, Milan Steven Soltis and K. Warren Anderson.

[bullet] Oppenheimer Capital. Oppenheimer Capital, Oppenheimer Tower, World
         Financial Center, New York, New York 10281, also is a wholly-owned subsidiary of PIMCO Advisors L.P. Oppenheimer Capital's principal executive officer is George Long, and its directors are Mr. Long and Frank LaCates.

[bullet] Palley-Needelman Asset Management, Inc. Palley-Needelman Asset
         Management, Inc.'s address is 800 Newport Center Drive, Suite 450, Newport Beach, California 92660. The firm is owned by Roger B. Palley, President, and Chester J. Needelman, chief executive officer. Messrs. Palley and Needelman are its directors.


[bullet] Westwood Management Corp. Westwood Management Corp., 300 Crescent
         Court, Suite 1320, Dallas, Texas 75201, is a wholly owned subsidiary of Southwest Securities Group, Inc. Its principal executive officer is Susan M. Byne. Its directors are Ms. Byrne, Raymond E. Wooldridge, Don
         A. Buchhotz, David M. Glatstein, and Patricia R. Fraze.


[bullet] Wilke/Thompson Capital Management, Inc. Wilke/Thompson Capital
         Management, Inc. ("Wilke/Thompson"), 3800 Norwest Center, 90 South Seventh Street, Minneapolis, Minnesota 55402, is a corporation of which Anthony L. Ventura, its President, owns 23%, and Mark A. Thompson, its Chairman and Chief Investment Officer, owns 56%, of its outstanding shares. (The balance of such shares are owned by other employees). Messrs. Thompson and Ventura comprise its Board of Directors.

         The Management Agreements, the Sub-Advisory Agreements and the Portfolio Management Agreements provide that none of LASC, Colonial, Stein Roe, Newport, LAMCO or LAMCO's Portfolio Managers (collectively, the "Advisers"), nor any of their respective directors, officers, stockholders (or partners of stockholders), agents, or employees shall have any liability to the Trust or any shareholder of any Fund for any error of judgment, mistake of law or any loss arising out of any investment, or for any other act or omission in the performance by such Adviser of its respective duties under such agreements, except for liability resulting from willful misfeasance, bad faith or gross negligence on the part of such Adviser, in the performance of its respective duties or from reckless disregard by such Adviser of its respective obligations and duties thereunder.

Trust Charges and Expenses

         Growth and Income Fund and Global Utilities Fund commenced operations on July 1, 1993. International Fund For Growth commenced operations on May 2, 1994. U.S. Stock Fund and Strategic Income Fund commenced operations on July 5, 1994. Tiger Fund commenced operations on May 1, 1995. All-Star Fund commenced operations on or about the date of this SAI.

         Management Fees. Each Fund listed below paid LASC management fees as follows during each year in the three-year period ended December 31, 1996 pursuant to the Management Agreements described in the Prospectus:

                                           1994         1995          1996
                                           ----         ----          ----

Growth and Income Fund:                   $273,406     $384,179     $538,173
Global Utilities Fund:                    $269,227     $284,469     $315,944
International Fund For Growth:            $ 88,260     $183,697     $224,146
U.S. Stock Fund:                          $ 48,403     $237,547     $418,745
Strategic Income Fund:                    $ 36,266     $181,811     $322,142
Tiger Fund:                                 --         $ 86,228     $258,891

         Certain Administrative Expenses. During each year in the three-year period ended December 31, 1996 each Fund listed below made payments as follows to Colonial or an affiliate thereof for pricing and bookkeeping services.

                                          1994          1995         1996
                                          ----          ----         ----
Growth and Income Fund:                   $27,000      $30,524      $40,025
Global Utilities Fund:                    $27,091      $27,000      $27,000
International Fund For Growth:            $18,000      $27,000      $27,000
U.S. Stock Fund:                          $13,500      $27,000      $27,000
Strategic Income Fund:                    $13,500      $27,000      $27,000
Tiger Fund:                                 --         $18,000      $27,000

         In addition, during each year in the three-year period ended December 31, 1996 each Fund listed below made payments as follows to Colonial or an affiliate thereof for transfer agent services:

                                          1994          1995          1996
                                          ----          ----          ----
Growth and Income Fund:                   $7,500       $7,500        $7,500
Global Utilities Fund:                    $7,500       $7,500        $7,500
International Fund For Growth:            $5,000       $7,500        $7,500
U.S. Stock Fund:                          $3,750       $7,500        $7,500
Strategic Income Fund:                    $3,750       $7,500        $7,500
Tiger Fund:                                   --       $5,000        $7,500

         Expense Limitations. LASC has agreed to reimburse all expenses, including management fees, but excluding interest, taxes, brokerage, and other expenses which are capitalized in accordance with generally accepted accounting procedures, and extraordinary expenses, incurred by (i) each of Growth and Income Fund, Global Utilities Fund, U.S. Stock Fund and All-Star Fund in excess of 1.00% of average net asset value per annum, (ii) each of International Fund For Growth and Tiger Fund in excess of 1.75% of average daily net asset value per annum, and (iii) Strategic Income Fund in excess of 0.80% of average daily net asset value per annum, in each case for the period from May 1, 1997 until April 30, 1998. Pursuant to such limitations the total expenses of Strategic Income Fund were reduced during 1996 by $27,636.

                             INVESTMENT RESTRICTIONS

         In addition to the restrictions set forth in the Prospectus with respect to each Fund which are described as fundamental investment policies, the investment restrictions specified below with respect to each Fund as "Fundamental Investment Policies" have been adopted as fundamental investment policies of each Fund. Such fundamental investment policies may be changed only with the consent of a "majority of the outstanding voting securities" of the particular Fund. As used in the Prospectus and in this SAI, the term "majority of the outstanding voting securities" means the lesser of (i) 67% of the voting securities of a Fund present at a meeting where the holders of more than 50% of the outstanding voting securities of a Fund are present in person or by proxy, or (ii) more than 50% of the outstanding voting securities of a Fund. Shares of each Fund will be voted separately on matters affecting only that Fund, including approval of changes in the fundamental objectives, policies, or restrictions of that Fund.

         Total assets and net assets are determined at current value for purposes of compliance with investment restrictions and policies. All percentage limitations will apply at the time of investment and are not violated unless an excess or deficiency occurs as a result of such investment. For purposes of the diversification requirement of the Investment Company Act of 1940, as amended (the "1940 Act"), the issuer with respect to a security is the entity whose revenues support the security.

Growth and Income Fund

         Fundamental Investment Policies.  Growth and Income Fund may:

         1. Issue senior securities only through borrowing money from banks for temporary or emergency purposes up to 10% of its net assets; however, the Fund will not purchase additional portfolio securities while borrowings exceed 5% of net assets;

         2.       Invest up to 15% of its net assets in illiquid assets;

         3. Underwrite securities issued by others only when disposing of portfolio securities;

         4. Make loans through lending of securities not exceeding 30% of total assets, through the purchase of debt instruments and similar evidences of indebtedness typically sold privately to financial institutions and through repurchase agreements;

         5. Not concentrate more than 25% of its total assets in any one industry;

         6. With respect to 75% of total assets not purchase any security (other than obligations of the U.S. Government and cash items including receivables) if as a result more than 5% of its total assets would then be invested in securities of a single issuer or purchase the voting securities of an issuer if, as a result of such purchase, the Fund would own more than 10% of the outstanding voting shares of such issuer; and

         7. Own real estate if it is acquired as the result of owning securities and not more than 5% of total assets.

         Other Investment Policies. As non-fundamental investment policies of Growth and Income Fund which may be changed without a shareholder vote, the Fund may not:

         1. Purchase securities on margin, but it may receive short-term credit to clear securities transactions and may make initial or maintenance margin deposits in connection with futures transactions;

         2. Purchase and sell futures contracts and related options if the total initial margin and premiums required to establish non-hedging positions exceed 5% of its total assets; or

         3. Have a short securities position, unless the Fund owns, or owns rights (exercisable without payment) to acquire, an equal amount of such securities.

Global Utilities Fund

         Fundamental Investment Policies.  Global Utilities Fund may:

         1. Issue senior securities only through borrowing money from banks for temporary or emergency purposes up to 10% of its net assets; however, the Fund will not purchase additional portfolio securities while borrowings exceed 5% of net assets;

         2.       Invest up to 15% of its net assets in illiquid assets;

         3. Underwrite securities issued by others only when disposing of portfolio securities;

         4. Make loans through lending of securities not exceeding 30% of total assets, through the purchase of debt instruments and similar evidences of indebtedness typically sold privately to financial institutions and through repurchase agreements;

         5. With respect to 75% of total assets not purchase any security (other than obligations of the U.S. Government and cash items including receivables) if as a result more than 5% of its total assets would then be invested in securities of a single issuer or purchase the voting securities of an issuer if, as a result of such purchase, the Fund would own more than 10% of the outstanding voting shares of such issuer; and

         6. Own real estate if it is acquired as the result of owning securities and not more than 5% of total assets.

         Other Investment Policies. As non-fundamental investment policies of Global Utilities Fund which may be changed without a shareholder vote, the Fund may not:

         1. Purchase securities on margin, but it may receive short-term credit to clear securities transactions (this restriction does not apply to securities purchased on a when-issued basis or to margin deposits in connection with futures or options transactions);

         2. Purchase and sell futures contracts and related options if the total initial margin and premiums required to establish non-hedging positions exceed 5% of its total assets; and

         3. Have a short securities position, unless the Fund owns, or owns rights (exercisable without payment) to acquire, an equal amount of such securities.

International Fund For Growth

         Fundamental Investment Policies.  International Fund For Growth may:

         1. Issue senior securities only through borrowing money from banks for temporary or emergency purposes up to 10% of its net assets; however, the Fund will not purchase additional portfolio securities while borrowings exceed 5% of net assets;

         2. Underwrite securities issued by others only when disposing of portfolio securities;

         3. Make loans through lending of securities not exceeding 30% of total assets, through the purchase of debt instruments and similar evidences of indebtedness typically sold privately to financial institutions and through repurchase agreements;

         4. Not concentrate more than 25% of its total assets in any one industry;

         5. Only own real estate acquired as the result of owning securities and not more than 5% of total assets;

         6. Purchase and sell futures contracts and related options so long as the total initial margin and premiums on the contracts do not exceed 5% of its total assets; and

         7. Not purchase any security issued by another investment company if immediately after such purchase the Fund would own in the aggregate (i) more than 3% of the total outstanding voting securities of such other investment company, (ii) securities issued by such other investment company having an aggregate value in excess of 5% of the Fund's total assets, or (iii) securities issued by investment companies having an aggregate value in excess of 10% of the Fund's total assets.

         Other Investment Policies. As non-fundamental investment policies of International Fund For Growth which may be changed without a shareholder vote, the Fund may not:

         1. Purchase securities on margin, but it may receive short-term credit to clear securities transactions and may make initial or maintenance margin deposits in connection with futures transactions;

         2. Have a short securities position, unless the Fund owns, or owns rights (exercisable without payment) to acquire, an equal amount of such securities;

         3.       Invest more than 15% of its net assets in illiquid assets;

         4. With respect to 75% of total assets, purchase any voting security of an issuer if, as a result of such purchase, the Fund would own more than 10% of the outstanding voting securities of such issuer;

         5. Purchase puts, calls, straddles, spreads, or any combination thereof if, as a result of such purchase, the Fund's aggregate investment in such securities would exceed 5% of total assets;

         6. Acquire any security issued by a person that, in its most recent fiscal year, derived 15% or less of its gross revenues from securities related activities (within the meaning of Rule 12d3-1 under the Investment Company Act of 1940 (the "1940 Act")) if the Fund would control such person after such acquisition; or

         7. Acquire any security issued by a person that, in its most recent fiscal year, derived more than 15% of its gross revenues from securities related activities (as so defined) unless (i) immediately after such acquisition of any equity security, the Fund owns 5% or less of the outstanding securities of that class of the issuer's equity securities,
                  (ii) immediately after such acquisition of a debt security, the Fund owns 10% or less of the outstanding principal amount of the issuer's debt securities, and (iii) immediately after such acquisition, the Fund has invested not more than 5% of its total assets in the securities of the issuer.

U.S. Stock Fund

         Fundamental Investment Policies.  U.S. Stock Fund may:

         1. Issue senior securities only through borrowing money from banks for temporary or emergency purposes up to 10% of its net assets; however, the Fund will not purchase additional portfolio securities while borrowings exceed 5% of net assets;

         2. Underwrite securities issued by others only when disposing of portfolio securities;

         3. Make loans through lending of securities not exceeding 30% of total assets, through the purchase of debt instruments and similar evidences of indebtedness typically sold privately to financial institutions and through repurchase agreements;

         4. Not concentrate more than 25% of its total assets in any one industry; and

         5. With respect to 75% of total assets not purchase any security (other than obligations of the U.S. Government and cash items including receivables) if as a result more than 5% of its total assets would then be invested in securities of a single issuer or purchase the voting securities of an issuer if, as a result of such purchase, the Fund would own more than 10% of the outstanding voting shares of such issuer;

         6. Only own real estate acquired as the result of owning securities and not more than 5% of total assets; and

         7. Purchase and sell futures contracts and related options so long as the total initial margin and premiums on the contracts do not exceed 5% of its total assets.

         Other Investment Policies. As non-fundamental investment policies of U.S. Stock Fund which may be changed without a shareholder vote, the Fund may not:

         1. Purchase securities on margin, but it may receive short-term credit to clear securities transactions and may make initial or maintenance margin deposits in connection with futures transactions;

         2. Have a short securities position, unless the Fund owns, or owns rights (exercisable without payment) to acquire, an equal amount of such securities;

         3.       Invest more than 15% of its net assets in illiquid assets; or

         4. Purchase or sell commodity contracts if the total initial margin and premiums on the contracts would exceed 5% of its total assets.

Strategic Income Fund

         Fundamental Investment Policies.  Strategic Income Fund may:

         1. Issue senior securities only through borrowing money from banks for temporary or emergency purposes up to 10% of its net assets; however, the Fund will not purchase additional portfolio securities while borrowings exceed 5% of net assets;

         2. Underwrite securities issued by others only when disposing of portfolio securities;

         3. Make loans through lending of securities not exceeding 30% of total assets, through the purchase of debt instruments and similar evidences of indebtedness typically sold privately to financial institutions and through repurchase agreements;

         4. Not concentrate more than 25% of its total assets in any one industry;

         5. With respect to 75% of total assets not purchase any security (other than obligations of the U.S. Government and cash items including receivables) if as a result more than 5% of its total assets would then be invested in securities of a single issuer or purchase the voting securities of an issuer if, as a result of such purchase, the Fund would own more than 10% of the outstanding voting shares of such issuer;

         6. Only own real estate acquired as the result of owning securities and not more than 5% of total assets; and

         7. Purchase and sell futures contracts and related options so long as the total initial margin and premiums on the contracts do not exceed 5% of its total assets.

         Other Investment Policies. As non-fundamental investment policies of Strategic Income Fund which may be changed without a shareholder vote, the Fund may not:

         1. Purchase securities on margin, but it may receive short-term credit to clear securities transactions and may make initial or maintenance margin deposits in connection with futures transactions;

         2. Have a short securities position, unless the Fund owns, or owns rights (exercisable without payment) to acquire, an equal amount of such securities; or

         3.       Invest more than 15% of its net assets in illiquid assets.

Tiger Fund

         Fundamental Investment Policies.  Tiger Fund may not:

         1. With respect to 75% of total assets purchase any security (other than obligations of the U.S. Government and cash items including receivables) if as a result more than 5% of its total assets would then be invested in securities of a single issuer or purchase the voting securities of an issuer if, as a result of such purchase, the Fund would own more than 10% of the outstanding voting shares of such issuer;

         2. Underwrite securities issued by others except when disposing of portfolio securities;

         3. Buy or sell commodities or commodity contracts (other than currency forward contracts);

         4. Borrow amounts in excess of 5% of the Fund's net asset value, and only from banks as a temporary measure for extraordinary or emergency purposes and not for investment in securities. To avoid the untimely disposition of assets to meet redemptions it may borrow up to 20% of the net value of its assets to meet redemptions. The Fund will not make other investments while such borrowings referred to above in this item are outstanding. The Fund will not mortgage, pledge or in any other manner transfer, as security for indebtedness, any of its assets. (Short-term credits necessary for the clearance of purchases or sales of securities will not be deemed to be borrowings by the Fund.);

         5. Make loans, except that the Fund may: (a) acquire for investment a portion of an issue of bonds, debentures, notes or other evidences of indebtedness of a corporation or government; (b) enter into repurchase agreements, secured by obligations of the United States or any agency or instrumentality thereof;

         6.       Issue senior securities (except in accordance with 4 above);

         7. Concentrate more than 25% of its total assets in any one of its industry;

         8. Purchase or sell real estate, provided that securities of companies which deal in real estate or interests therein will not be deemed to be investments in real estate.

         Other Investment Policies. As non-fundamental investment policies of Tiger Fund which may be changed without a shareholder vote, the Fund may not:

         1.       Invest in companies for the purpose of exercising control;

         2. Invest in securities of other investment companies except by purchase in the open market involving only customary broker's commissions, or as part of a merger, consolidation, or acquisition of assets;

         3. Participate on a joint and several basis in any securities trading account;

         4.       Write or trade in put or call options;

         5. Purchase securities on margin, but the Fund may utilize such short-term credits as may be necessary for clearance of purchases or sales of securities; or

         6.       Engage in short sales of securities.

All-Star Fund

         Fundamental Investment Policies.  All-Star Fund may not:

         1.       Issue senior securities, except as permitted by (2) below;

         2. Borrow money, except that it may borrow in an amount not exceeding 7% of its total assets (including the amount borrowed) taken at market value at the time of such borrowing, and except that it may make borrowings in amounts up to an additional 5% of its total assets (including the amount borrowed) taken at market value at the time of such borrowing, to obtain such short-term credits as are necessary for the clearance of securities transactions, or for temporary or emergency purposes, and may maintain and renew any of the foregoing borrowings, provided that the Fund maintains asset coverage of 300% with respect to all such borrowings;

         3. Pledge, mortgage or hypothecate its assets, except to secure indebtedness permitted by paragraph (2) above and then only if such pledging, mortgaging or hypothecating does not exceed 12% of the Fund's total assets taken at market value at the time of such pledge, mortgage or hypothecation. The deposit in escrow of securities in connection with the writing of put and call options and collateral arrangements with respect to margin for future contracts are not deemed to be pledges or hypothecation for this purpose;

         4. Act as an underwriter of securities of other issuers, except when disposing of securities;

         5. Purchase or sell real estate or any interest therein, except that the Fund may invest in securities issued or guaranteed by corporate or governmental entities secured by real estate or interests therein, such as mortgage pass-through and collateralized mortgage obligations, or issued by companies that invest in real estate or interests therein;

         6. Make loans to other persons except for loans of portfolio securities (up to 30% of total assets) and except through the use of repurchase agreements, the purchase of commercial paper or the purchase of all or a portion of an issue of debt securities in accordance with its investment objective, policies and restrictions, and provided that not more than 10% of the Fund's assets will be invested in repurchase agreements maturing in more than seven days;

         7. Invested in commodities or in commodity contracts (except stock index futures and options);

         8. Purchase securities on margin (except to the extent that the purchase of options and futures may involve margin and except that it may obtain such short-term credits as may be necessary for the clearance of purchases or sales of securities), or make short sales of securities;

         9. Purchase the securities of issuers conducting their principal business activity in the same industry (other than securities issued or guaranteed by the United States, its agencies and instrumentalities) if, immediately after such purchase, the value of its investments in such industry would comprise 25% or more of the value of its total assets taken at market value at the time of each investment;

         10.      Purchase securities of any one issuer, if

                           (a) more than 5% of the Fund's total assets taken at
                  market value would at the time be invested in the securities of such issuer, except that such restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities or corporations sponsored thereby, and except that up to 25% of the Fund's total assets may be invested without regard to this limitation; or

                           (b) such purchase would at the time result in more
                  than 10% of the outstanding voting securities of such issuer being held by the Fund, except that up to 25% of the Fund's total assets may be invested without regard to this limitation;

         11. Invest in securities of another registered investment company, except (i) as permitted by the Investment Company Act of 1940, as amended from time to time, or any rule or order thereunder, or (ii) in connection with a merger, consolidation, acquisition or reorganization;

         12. Purchase any security, including any repurchase agreement maturing in more than seven days, which is subject to legal or contractual delays in or restrictions on resale, or which is not readily marketable, if more than 10% of the net assets of the Fund, taken at market value, would be invested in such securities;

         13. Invest for the purpose of exercising control over or management of any company; or

         14. Purchase securities unless the issuer thereof or any company on whose credit the purchase was based, together with its predecessors, has a record of at least three years' continuous operations prior to the purchase, except for investments which, in the aggregate, taken at cost do not exceed 5% of the Fund's total assets.

         Other Investment Policies. As non-fundamental investment policies of All-Star Fund which may be changed without a shareholder vote, the Fund may not borrow in an amount in excess of 5% of its total assets (including the amount borrowed).

                           MORE FACTS ABOUT THE TRUST

Mixed and Shared Funding

         As described in the Prospectus, the Trust serves as the funding medium for VA contracts and VLI policies of Participating Insurance Companies (as such term is defined therein), including those of Keyport, Independence Life & Annuity Company ("Independence"), a wholly owned subsidiary of Keyport, and Liberty Life Assurance Company of Boston ("Liberty Life"), 90%-owned subsidiary of Liberty Mutual. This is referred to as "mixed and shared funding." The interests of owners of VA contracts and VLI policies could diverge based on differences in state regulatory requirements, changes in the tax laws or other unanticipated developments. The Trust does not foresee any such differences or disadvantages at this time. However, the Board of Trustees monitors for such developments to identify any material irreconcilable conflicts and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more separate accounts of Participating Insurance Companies might be required to withdraw its investments in one or more Funds or shares of another Fund may be substituted. This might force a Fund to sell securities at disadvantageous prices.

         At this time the Trust does not offer its shares to separate accounts of insurance companies that are unaffiliated with Keyport or Liberty Mutual, but anticipates doing so in the future.

Organization

         The Trust is required to hold a shareholders' meeting to elect Trustees to fill vacancies in the event that less than a majority of Trustees were elected by shareholders. Trustees may also be removed by the vote of two-thirds of the outstanding shares at a meeting called at the request of shareholders whose interests represent 10% or more of the outstanding shares.

         The shares do not have cumulative voting rights, which means that the holders of more than 50% of the shares of the Funds voting for the election of Trustees can elect all of the Trustees, and, in such event, the holders of the remaining shares will not be able to elect any Trustees.

         The Funds are not required by law to hold regular annual meetings of their shareholders and do not intend to do so. However, special meetings may be called for purposes such as electing or removing Trustees or changing fundamental policies.

         Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable for the obligations of the Trust. The Trust's shareholders are the separate accounts of Participating Insurance Companies, and, in certain cases, the general account of Keyport. However, the Trust's Declaration of Trust disclaims liability of the shareholders, the Trustees, or officers of the Trust for acts or obligations of the Trust, which are binding only on the assets and property of the Trust (or the applicable Fund thereof) and requires that notice of such disclaimer be given in each agreement, obligation, or contract entered into or executed by the Trust or the Board of Trustees. The Declaration of Trust provides for indemnification out of the Trust's assets (or the applicable Fund) for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is believed to be remote because it is limited to circumstances in which the disclaimer is inoperative and the Trust itself is unable to meet its obligations. The risk to any one Fund of sustaining a loss on account of liabilities incurred by another Fund is also believed to be remote.

Trustees and Officers

         The Trustees and officers of the Trust, together with information as to their principal addresses and business occupations during the last five years, are shown below. An asterisk next to a name indicates that a Trustee is considered an "interested person" of the Trust (as defined in the 1940 Act).



======================================== ======================= =============================================
                                         Positions(s) held       Principal occupations
Name and Address                         with the Trust          during past five years
======================================== ======================= =============================================
Richard R. Christensen*                  President and Trustee   President, Liberty Investment Services,
Federal Reserve Plaza                                            Inc.; since 1994, President, LAMCO
600 Atlantic Avenue
Boston, MA 02210
---------------------------------------- ----------------------- ---------------------------------------------
John A. Bacon Jr.                        Trustee                 Private Investor
4N640 Honey Hill Road
Box 296
Wayne, IL 60184
---------------------------------------- ----------------------- ---------------------------------------------


                                      S-17



======================================== ======================= =============================================
                                         Positions(s) held       Principal occupations
Name and Address                         with the Trust          during past five years
======================================== ======================= =============================================

Salvatore Macera                         Trustee                 Private Investor; formerly Executive Vice
20 Rowes Wharf                                                   President of Itek Corp. and President of
Boston, MA  02109                                                Itek Optical & Electronic Industries, Inc.

---------------------------------------- ----------------------- ---------------------------------------------
Dr. Thomas E. Stitzel                                            Professor of Finance, College of Business,
2208 Tawny Woods Place                   Trustee                 Boise State University; Business Consultant
Boise, ID 83706                                                  and Author
---------------------------------------- ----------------------- ---------------------------------------------
Timothy J. Jacoby                        Treasurer and Chief     Treasurer and Chief Financial Officer of
One Financial Center                     Financial Officer       the Colonial Funds; Senior Vice President
Boston, MA  02111                                                and Chief Financial Officer of Colonial
                                                                 Management Associates, Inc.; formerly
                                                                 Senior Vice President, Fidelity Accounting
                                                                 and Custody Services, Inc. and Assistant
                                                                 Treasurer to the Fidelity Group of Funds
---------------------------------------- ----------------------- ---------------------------------------------
John E. Lennon                           Vice President          Vice President, Colonial
One Financial Center                                             Management Associates, Inc.
Boston, MA  02111
---------------------------------------- ----------------------- ---------------------------------------------
Michael H. Koonce                        Vice President          Senior Vice President and General Counsel,
One Financial Center                                             Colonial Management Associates, Inc.
Boston, MA  02111                                                (August, 1997 to present); Vice President
                                                                 and Counsel (prior thereto)
---------------------------------------- ----------------------- ---------------------------------------------
Carl C. Ericson                          Vice President          Senior Vice President (Vice President prior
One Financial Center                                             to 1996) Director and Manager of the
Boston, MA  02111                                                Taxable Fixed Income Group, Colonial
                                                                 Management Associates, Inc.
---------------------------------------- ----------------------- ---------------------------------------------
John M. Mussey                           Vice President          President, Newport Fund Management, Inc.
580 California Street
San Francisco, CA  94104
---------------------------------------- ----------------------- ---------------------------------------------
Ophelia Barsketis                        Vice President          Senior Vice President, Stein Roe
One South Wacker Drive
Chicago, Illinois 60606
---------------------------------------- ----------------------- ---------------------------------------------


                                      S-18


======================================== ======================= =============================================
                                         Positions(s) held       Principal occupations
Name and Address                         with the Trust          during past five years
======================================== ======================= =============================================
Deborah A. Jansen                        Vice President          Vice President and Senior Research Analyst,
One South Wacker Drive                                           Stein Roe (March 1996 to present and 1987
Chicago, Illinois  60606                                         to January, 1995); from June 5, 1995 to
                                                                 June 30, 1995, Senior Equity Research
                                                                 Analyst, BankOne Investment Advisers
                                                                 Corporation
---------------------------------------- ----------------------- ---------------------------------------------
William R. Parmentier, Jr.               Vice President          Chief Investment Officer, LAMCO (April,
600 Atlantic Avenue                                              1995 to present); Chief Investment Officer
Boston, Massachusetts  02210                                     of Grumman Corporation, 1979-1994

---------------------------------------- ----------------------- ---------------------------------------------
Christopher S. Carabell                  Vice President          Vice President, Investments, LAMCO (March,
600 Atlantic Avenue                                              1996 to present); Associate Director, U.S.
Boston, Massachusetts  02210                                     Equity Research, Rogers Casey & Associates,
                                                                 January, 1995 to March, 1996; Director of
                                                                 Investments, Boy Scouts of America, Inc.,
                                                                 June, 1990 to January, 1995
---------------------------------------- ----------------------- ---------------------------------------------
John A. Benning                          Assistant Secretary     Senior Vice President and General Counsel,
Federal Reserve Plaza                                            Liberty Financial Companies, Inc.
600 Atlantic Avenue
Boston, MA 02210
---------------------------------------- ----------------------- ---------------------------------------------
Kevin M. Carome                          Secretary               Since August 1993, Associate General
Federal Reserve Plaza                                            Counsel and Vice President (since February
600 Atlantic Avenue                                              1995), Liberty Financial Companies, Inc.;
Boston, MA 02210                                                 Associate, Ropes & Gray, prior thereto
======================================== ======================= =============================================




         As indicated in the above table, certain Trustees and officers of the Trust also hold positions with LFC, Keyport, LASC, KFSC, Colonial, Stein Roe, Newport, LAMCO and/or certain of their affiliates. Certain of the Trustees and officers of the Trust hold comparable positions with certain other investment companies.

Compensation of Trustees

         The table set forth below presents certain information regarding the fees paid to the Trustees for their services in such capacity and total fees paid to them by all other investment companies affiliated with the Trust. Trustees do not receive any pension or retirement benefits from the Trust. No officers of the Trust or other individuals who are affiliated with the Trust receive any compensation from the Trust for services provided to it.


                               Compensation Table
--------------------------------------------------------------------------------
                                                           Total Compensation
                                                           From the Trust and
                                                           Affiliated Investment
Name of Trustee           Aggregate 1996 Compensation*     Companies in 1996**
---------------           ---------------------------      -----------------

Richard R. Christensen                --                              --

John A. Bacon Jr.                  $9,000                           $27,000

Salvatore Macera                    9,000                            27,000

Dr. Thomas E. Stitzel               9,000                            27,000

-----------------

*    Consists of Trustee fees in the amount of (i) a $5,000 annual retainer,
     (ii) a $1,000 meeting fee for each meeting attended in person and (iii) a $500 meeting fee for each telephone meeting. Beginning in 1997, the fee for meetings attended in person has been increased to $1,500 per meeting.

** Includes Trustee fees paid by the Trust and Trustee fees paid by SteinRoe Variable Investment Trust.

Principal Holders of Securities

         All the shares of the Funds are held of record by sub-accounts of separate accounts of Participating Insurance Companies on behalf of the owners of VA contracts and VLI policies or by the general account of Keyport. At March 31, 1997 the general account of Keyport owned of record 37.5% of International Fund For Growth, 26.2% of U.S. Stock Fund and 35.7% of Tiger Fund. As of that date, Keyport's general account owned of record less than 25% of the outstanding shares of the other Funds. At all meetings of shareholders of the Funds, Participating Insurance Companies will vote the shares held of record by sub-accounts of their respective separate accounts as to which instructions are received from the VA contract and VLI policy owners on behalf of whom such shares are held only in accordance with such instructions. All such shares as to which no instructions are received (as well as, in the case of Keyport, all shares held by its general account) will be voted in the same proportion as shares as to which instructions are received (with Keyport's general account shares being voted in the proportions determined by instructing owners of Keyport VA contracts and VLI policies). There is no requirement as to the minimum level of instructions which must be received from policy and contract owners. Accordingly, each Participating Insurance Company and Keyport disclaims beneficial ownership of the shares of the Funds held of record by the sub-accounts of their respective separate accounts (or, in the case of Keyport, its general account). No Participating Insurance Company has informed the Trust that it knows of any owner of a VA contract or VLI policy issued by it which on March 31, 1997 owned beneficially 5% or more of the outstanding shares of any Fund.

Custodians

         As of the date of this SAI, (i) Boston Safe Deposit and Trust Company, One Boston Place, Boston, Massachusetts 02108, is custodian of the securities and cash owned by each Fund other than Tiger Fund and (ii) UMB, n.a., 928 Grand Avenue, Kansas City, Missouri 64141 is custodian for Tiger Fund. The Board of Trustee has approved the appointment of The Chase Manhattan Bank, 3 MetroTech Center, 8th Floor, Brooklyn, New York 11245, to become custodian of all the Funds. This change is expected to be effected not later than during the first quarter of 1998. The custodians are responsible for holding all securities and cash of each Fund they serve, receiving and paying for securities purchased, delivering against payment securities sold, receiving and collecting income from investments, making all payments covering expenses of the Fund, and performing other administrative duties, all as directed by persons authorized by the Trust. The custodians do not exercise any supervisory function in such matters as the purchase and sale of portfolio securities, payment of dividends, or payment of expenses of the Funds or the Trust. Portfolio securities of the Funds purchased in the U.S. are maintained in the custody of the custodians and may be entered into the Federal Reserve Book Entry system, or the security depository system of the Depository Trust Company or other securities depository systems. Portfolio securities purchased outside the U.S. are maintained in the custody of various foreign branches of the custodians and/or third party subcustodians, including foreign banks and foreign securities depositories.

                              OTHER CONSIDERATIONS

Portfolio Turnover

         Although no Fund purchases securities with a view to rapid turnover, there are no limitations on the length of time that securities must be held by any Fund and a Fund's annual portfolio turnover rate may vary significantly from year to year. A 100% turnover rate would occur if all of the securities in the portfolio were sold and either repurchased or replaced within one year. Although the Funds cannot predict portfolio turnover rate, it is estimated that, under normal circumstances, the annual rate for each Fund will be no greater than 100%. The portfolio turnover rates of the Funds are shown under "Financial Highlights" in the Prospectus.

         If a Fund writes a substantial number of call or put options (on securities or indexes) or engages in the use of futures contracts or options on futures contracts (all referred to as "Collateralized Transactions"), and the market prices of the securities underlying the Collateralized Transactions move inversely to the Collateralized Transaction, there may be a very substantial turnover of the portfolios. The Funds pay brokerage commissions in connection with options and futures transactions and effecting closing purchase or sale transactions, as well as for the purchases and sales of other portfolio securities other than fixed income securities.

         International Fund For Growth may be expected to experience higher portfolio turnover rates if such Fund makes a change in its investments from one geographic sector (e.g., Europe; Japan; emerging Asian markets; etc.) to another geographic sector. Costs will be greater if the change is from the sector in which the greatest proportion of its assets are invested.

Suspension of Redemptions

         The right to redeem shares or to receive payment with respect to any redemption of shares of the Funds may only be suspended (i) for any period during which trading on the New York Stock Exchange ("NYSE") is restricted or the NYSE is closed, other than customary weekend and holiday closing, (ii) for any period during which an emergency exists as a result of which disposal of securities or determination of the net asset value of the Funds is not reasonably practicable, or (iii) for such other periods as the SEC may by order permit for protection of shareholders of the Funds.

Valuation of Securities

         The assets of the Funds are valued as follows:

         Debt securities generally are valued by a pricing service which determines valuations based upon market transactions for normal, institutional-size trading units of similar securities. However, in circumstances where such prices are not available or where Colonial (the Trust's pricing and bookkeeping agent) deems it appropriate to do so, an over-the-counter or exchange bid quotation is used. Securities listed on an exchange or on Nasdaq are valued at the last sale price. Listed securities for which there were no sales during the day and unlisted securities are valued at the last quoted bid prices. Short-term obligations with a maturity of 60 days or less are valued at amortized cost when such cost approximates market value pursuant to procedures approved by the Trustees. The values of foreign securities quoted in foreign currencies are translated into U.S. dollars at the exchange rate as of 3:00 p.m. Eastern time. Portfolio positions for which there are no such valuations and other assets are valued at fair value as determined in good faith under the direction of the Trustees.

         The net asset value of shares of each Fund is normally calculated as of the close of regular trading on the NYSE, currently 4:00 p.m., Eastern time, on every day the NYSE is open for trading, except on days where both (i) the degree of trading in a Fund's portfolio securities would not materially affect the net asset value of that Fund's shares and (ii) no shares of a Fund were tendered for redemption and no purchase order was received. The NYSE is open Monday through Friday, except on the following holidays: New Year's Day, Martin Luther King Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

         Generally, trading in certain securities (such as foreign securities) is substantially completed each day at various times prior to the close of the NYSE. The values of these securities used in determining the net asset value are computed as of such times. Also, because of the amount of time required to collect and process trading information as to large numbers of securities issues, the values of certain securities (such as convertible bonds and U.S. government securities) are determined based on market quotations collected earlier in the day at the latest practicable time prior to the close of the NYSE. Occasionally, events affecting the value of such securities may occur between such times and the close of the NYSE which will not be reflected in the computation of a Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value following procedures approved by the Trustees.

Portfolio Transactions

         The Trust has no obligation to do business with any broker-dealer or group of broker-dealers in executing transactions in securities with respect to the Funds, and the Funds have no intention to deal exclusively with any particular broker-dealer or group of broker-dealers.

         Each of Colonial, Stein Roe, Newport and each of LAMCO's Portfolio Managers (each an "Adviser") places the transactions of the Funds with broker-dealers selected by it and, if applicable, negotiates commissions. Broker-dealers may receive brokerage commissions on portfolio transactions, including the purchase and writing of options, the effecting of closing purchase and sale transactions, and the purchase and sale of underlying securities upon the exercise of options and the purchase or sale of other instruments. The Funds from time to time may also execute portfolio transactions with such broker-dealers acting as principals.

         Except as described below in connection with commissions paid to a clearing agent on sales of securities, it is each Fund's policy and the policy of its Adviser always to seek best execution, which is to place the Fund's transactions where the Fund can obtain the most favorable combination of price and execution services in particular transactions or provided on a continuing basis by a broker-dealer, and to deal directly with a principal market maker in connection with over-the-counter transactions, except when the Adviser believes that best execution is obtainable elsewhere. In evaluating the execution services of, including the overall reasonableness of brokerage commissions paid to, a broker-dealer, consideration is given to, among other things, the firm's general execution and operational capabilities, and to its reliability, integrity and financial condition.

         Subject to such policy of always seeking best execution, and subject to the additional matters described below regarding each of International Fund For Growth and All-Star Fund, securities transactions of the Funds may be executed by broker-dealers who also provide research services (as defined below) to an Adviser, the Funds or other accounts as to which such Adviser exercises investment discretion. Such Adviser may use all, some or none of such research services in providing investment advisory services to each of its clients, including the Fund(s) it advises. To the extent that such services are used by the Advisers, they tend to reduce their expenses. It is not possible to assign an exact dollar value for such services.

         Subject to such policies as the Board of Trustees may determine, each of the Advisers may cause a Fund to pay a broker-dealer that provides brokerage and research services to it an amount of commission for effecting a securities transaction, including the sale of an option or a closing purchase transaction, for a Fund in excess of the amount of commission that another broker-dealer would have charged for effecting that transaction. As provided in Section 28(e) of the Securities Exchange Act of

1934, "brokerage and research services" include advice as to the value of securities, the advisability of investing in, purchasing or selling securities and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends and portfolio strategy and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). An Adviser placing a brokerage transaction must determine in good faith that such greater commission is reasonable in relation to the value of the brokerage and research services provided to it by the executing broker-dealer viewed in terms of that particular transaction or its overall responsibilities to the applicable Fund and all its other clients.

         Certain of the other accounts of any of the Advisers may have investment objectives and programs that are similar to those of the Funds. Accordingly, occasions may arise when each of the Advisers engages in simultaneous purchase and sale transactions of securities that are consistent with the investment objectives and programs of a Fund and such other accounts. On those occasions, the Adviser will allocate purchase and sale transactions in an equitable manner according to written procedures as approved by the Board of Trustees. Such procedures may, in particular instances, be either advantageous or disadvantageous to a Fund.

         Consistent with applicable rules of the National Association of Securities Dealers, Inc., and subject to seeking best execution and such other policies as the Board of Trustees may determine, each of the Advisers may consider sales of VA contracts and VLI policies as a factor in the selection of broker-dealers to execute securities transactions for the Funds.

         Additional Matters Pertaining to International Fund For Growth. The portfolio managers for the International Fund For Growth are Bruno Bertocci and David Harris, each of whom is jointly employed by Colonial and Stein Roe (each of which is an indirect wholly owned subsidiary of LFC). Messrs. Bertocci and Harris also are the portfolio managers for the Colonial International Fund For Growth, an open-end investment company sponsored by Colonial, and various investment company and non-investment company clients of Stein Roe. Colonial utilizes the trading facilities of Stein Roe to place all orders on behalf of the International Fund For Growth and the Colonial International Fund For Growth for the purchase and sale of portfolio securities, futures contracts and foreign currencies. The International Fund For Growth and the other accounts advised by Messrs. Bertocci and Harris sometimes invest in the same securities and sometimes enter into similar transactions utilizing futures contracts and foreign currencies. In certain cases, purchases and sales on behalf of the Fund and such other accounts will be bunched and executed on an aggregate basis. In such cases, each participating account (including the International Fund For Growth) will receive the average price at which the trade is executed. Where less than the desired aggregate amount is able to be purchased or sold, the actual amount purchased or sold will be allocated among the participating accounts (including the International Fund For Growth) in proportion to the amounts desired to be purchased or sold by each. Although in some cases these practices could have a detrimental effect on the price or volume of the securities, futures or currencies as far as the International Fund For Growth is concerned, Colonial believes that in most cases these practices should produce better executions. It is the opinion of Colonial that the advantages of these practices outweigh the disadvantages, if any, which might result from them.

         Portfolio transactions on behalf of the International Fund For Growth may be executed by broker-dealers who provide research services to Colonial or Stein Roe which are used in the investment management of such Fund or other accounts over which Colonial or Stein Roe exercise investment discretion. Such transactions will be effected in accordance with the policies described above. No portfolio transactions on behalf of the Fund will be directed to a broker-dealer in consideration of the broker-dealer's provision of research services to Colonial, or to Colonial and Stein Roe, unless a determination is made that such research assists Colonial in its investment management of the International Fund For Growth or other accounts over which Colonial exercises investment discretion (including, without limitation, the Colonial International Fund For Growth).

         Additional Matters Pertaining to All-Star Fund. The Portfolio Management Agreements with LAMCO's Portfolio Managers provide that LAMCO has the right to request that transactions giving rise to brokerage commissions, in amounts to be agreed upon from time to time between LAMCO and the Portfolio Manager, be executed by brokers and dealers (to be agreed upon from time to time between LAMCO and the Portfolio Manager) which provide research products and services to LAMCO or to All-Star Fund or other accounts managed by LAMCO (collectively with All-Star Fund, "LAMCO Clients"). The commissions paid on such transactions may exceed the amount of commissions another broker would have charged for effecting that transaction. Research products and services made available to LAMCO through brokers and dealers executing transactions for LAMCO Clients involving brokerage commissions include performance and other qualitative and quantitative data relating to investment managers in general and the Portfolio Managers in particular; data relating to the historic performance of categories of securities associated with particular investment styles; mutual fund portfolio and performance data; data relating to portfolio manager changes by pension plan fiduciaries; quotation equipment; and related computer hardware and software, all of which research products and services are used by LAMCO in connection with its selection and monitoring of portfolio managers (including the Portfolio Managers) for LAMCO Clients, the assembly of a mix of investment styles appropriate to LAMCO's Clients' investment objectives, and the determination of overall portfolio strategies.

         LAMCO from time to time reaches understandings with each of the Portfolio Managers as to the amount of the All-Star Fund portfolio transactions initiated by such Portfolio Manager that are to be directed to brokers and dealers which provide research products and services to LAMCO. These amounts may differ among the Portfolio Managers based on the nature of the markets for the types of securities managed by them and other factors.

         These research products and services are used by LAMCO in connection with its management of LAMCO Clients' portfolios, regardless of the source of the brokerage commissions. In instances where LAMCO receives from broker-dealers products or services which are used both for research purposes and for administrative or other non-research purposes, LAMCO makes a good faith effort to determine the relative proportions of such products or services which may be considered as investment research, based primarily on anticipated usage, and pays for the costs attributable to the non-research usage in cash.

         The table below shows information on brokerage commissions paid by each Fund during the periods indicated. (Strategic Income Fund did not pay commissions on any of its transactions; All-Star Fund commenced operations on or about November 15, 1997.)



----------------------------  ---------------------  -------------------  ----------------  ------------------  -----------------
                              Growth and Income      Global Utilities     International     U.S. Stock Fund     Tiger Fund
                              Fund                   Fund                 Fund For Growth
----------------------------  ---------------------  -------------------  ----------------  ------------------  -----------------
Total amount of brokerage     $35,863                $22,345              $92,485           $75,253             $109,515
commissions paid during
1996
----------------------------  ---------------------  -------------------  ----------------  ------------------  -----------------
Amount of such commissions    $3,535                 $4,081               $0                $0                  $0
paid to brokers or dealers
who supplied research
services
----------------------------  ---------------------  -------------------  ----------------  ------------------  -----------------
Amount of commissions paid    $3,535                 $4,081               $0                $0                  $0
to brokers or dealers that
were allocated to such
brokers or dealers because
of research services
provided to the Fund
----------------------------  ---------------------  -------------------  ----------------  ------------------  -----------------
Total amount of brokerage     $110,453               $24,902              $52,394           $81,150             $129,019
commissions paid during
1995
----------------------------  ---------------------  -------------------  ----------------  ------------------  -----------------
Total brokerage paid          $64,373                $37,872              $68,394           $31,950                   --
during 1994
----------------------------  ---------------------  -------------------  ----------------  ------------------  -----------------


                       DESCRIPTION OF CERTAIN INVESTMENTS

         The following is a description of certain types of investments which may be made by one or more of the Funds.

Money Market Instruments

         As stated in the Prospectus, each Fund may invest in a variety of high-quality money market instruments. The money market instruments that may be used by each Fund may include:

         United States Government Obligations. These consist of various types of marketable securities issued by the U.S. Treasury, i.e., bills, notes and bonds. Such securities are direct obligations of the U.S. Government and differ mainly in the length of their maturity. Treasury bills, the most frequently issued marketable government security, have a maturity of up to one year and are issued on a discount basis.

         United States Government Agency Securities. These consist of debt securities issued by agencies and instrumentalities of the U.S. Government, including the various types of instruments currently outstanding or which may be offered in the future. Agencies include, among others, the Federal Housing Administration, Government National Mortgage Association, Farmer's Home Administration, Export-Import Bank of the United States, Maritime Administration, and General Services Administration. Instrumentalities include, for example, each of the Federal Home Loan Banks, the National Bank for Cooperatives, the Federal Home Loan Mortgage Corporation, the Farm Credit Banks, the Federal National Mortgage Association, and the United States Postal Service. These securities are either: (i) backed by the full faith and credit of the U.S. Government (e.g., U.S. Treasury Bills); (ii) guaranteed by the U.S. Treasury (e.g., Government National Mortgage Association mortgage-backed securities);
(iii) supported by the issuing agency's or instrumentality's right to borrow from the U.S. Treasury (e.g., Federal National Mortgage Association Discount Notes); or (iv) supported only by the issuing agency's or instrumentality's own credit (e.g., securities issued by the Farmer's Home Administration).

         Bank and Savings and Loan Obligations. These include certificates of deposit, bankers' acceptances, and time deposits. Certificates of deposit generally are short-term, interest-bearing negotiable certificates issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. Bankers' acceptances are time drafts drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (e.g., to finance the import, export, transfer, or storage of goods). With a bankers' acceptance, the borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most bankers' acceptances have maturities of six months or less and are traded in secondary markets prior to maturity. Time deposits are generally short-term, interest-bearing negotiable obligations issued by commercial banks against funds deposited in the issuing institutions. The Funds will not invest in any security issued by a commercial bank or a savings and loan association unless the bank or savings and loan association is organized and operating in the United States, has total assets of at least one billion dollars, and is a member of the Federal Deposit Insurance Corporation ("FDIC"), in the case of banks, or insured by the FDIC in the case of savings and loan associations; provided, however, that such limitation will not prohibit investments in foreign branches of domestic banks which meet the foregoing requirements. The Funds will not invest in time-deposits maturing in more than seven days.

         Short-Term Corporate Debt Instruments. These include commercial paper (i.e., short-term, unsecured promissory notes issued by corporations to finance short-term credit needs). Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Also included are non-convertible corporate debt securities (e.g., bonds and debentures). Corporate debt securities with a remaining maturity of less than 13 months are liquid (and tend to become more liquid as their maturities lessen) and are traded as money market securities. Each Fund may purchase corporate debt securities having greater maturities.

         Repurchase Agreements. The Funds may invest in repurchase agreements. A repurchase agreement is an instrument under which the investor (such as a Fund) acquires ownership of a security (known as the "underlying security") and the seller (i.e., a bank or primary dealer) agrees, at the time of the sale, to repurchase the underlying security at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period, unless the seller defaults on its repurchase obligations. The underlying securities will consist only of securities issued by the U.S. Government, its agencies or instrumentalities ("U.S. Government Securities"). Repurchase agreements are, in effect, collateralized by such underlying securities, and, during the term of a repurchase agreement, the seller will be required to mark-to-market such securities every business day and to provide such additional collateral as is necessary to maintain the value of all collateral at a level at least equal to the repurchase price. Repurchase agreements usually are for short periods, often under one week, and will not be entered into by a Fund for a duration of more than seven days if, as a result, more than 15% of the value of that Fund's total assets would be invested in such agreements or other securities which are illiquid.

         The Funds will seek to assure that the amount of collateral with respect to any repurchase agreement is adequate. As with any extension of credit, however, there is risk of delay in recovery or the possibility of inadequacy of the collateral should the seller of the repurchase agreement fail financially. In addition, a Fund could incur costs in connection with disposition of the collateral if the seller were to default. The Funds will enter into repurchase agreements only with sellers deemed to be creditworthy under creditworthiness standards approved by the Board of Trustees and only when the economic benefit to the Funds is believed to justify the attendant risks. The Board of Trustees believes these standards are designed to reasonably assure that such sellers present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase agreement. The Funds may enter into repurchase agreements only with commercial banks or registered broker-dealers.

         Adjustable Rate and Floating Rate Securities. Adjustable rate securities (i.e., variable rate and floating rate instruments) are securities that have interest rates that are adjusted periodically, according to a set formula. The maturity of some adjustable rate securities may be shortened under certain special conditions described more fully below.

         Variable rate instruments are obligations (usually certificates of deposit) that provide for the adjustment of their interest rates on predetermined dates or whenever a specific interest rate changes. A variable rate instrument subject to a demand feature is considered to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.

         Floating rate instruments (generally corporate notes, bank notes or Eurodollar certificates of deposit) have interest rate reset provisions similar to those for variable rate instruments and may be subject to demand features like those for variable rate instruments. The interest rate is adjusted, periodically (e.g. daily, monthly, semi-annually), to the prevailing interest rate in the marketplace. The interest rate on floating rate securities is ordinarily determined by reference to, or is a percentage of, a bank's prime rate, the 90-day U.S. Treasury bill rate, the rate of return on commercial paper or bank certificates of deposit, an index of short-term interest rates or some other objective measure. The maturity of a floating rate instrument is considered to be the period remaining until the principal amount can be recovered through demand.

Investments in Less Developed Countries

         International Fund For Growth's investments in foreign securities may include investments in countries whose economies or securities markets are considered by Colonial not to be highly developed (referred to as "emerging market countries"). Normally no more than 40% of the Fund's assets will be invested in such emerging market countries. As of May 1, 1997, the following countries were considered by Colonial to be emerging market countries:


===========================   ===========================   =========================   ===========================
                                                            Europe and
Asia                          Latin America                 the Middle East              Africa
---------------------------   ---------------------------   -------------------------    --------------------------
India                         Argentina                     Czech Republic               South Africa
---------------------------   ---------------------------   -------------------------    --------------------------
Indonesia                     Brazil                        Egypt
---------------------------   ---------------------------   -------------------------    --------------------------
Korea                         Chile                         Greece
---------------------------   ---------------------------   -------------------------    --------------------------
Pakistan                      Colombia                      Hungary
---------------------------   ---------------------------   -------------------------    --------------------------
Philippines                   Mexico                        Israel
---------------------------   ---------------------------   -------------------------    --------------------------
Sri Lanka                     Peru                          Jordan
---------------------------   ---------------------------   -------------------------    --------------------------
Taiwan                        Venezuela                     Portugal
---------------------------   ---------------------------   -------------------------    --------------------------
Thailand                                                    Russia
---------------------------   ---------------------------   -------------------------    --------------------------
                                                            Turkey
---------------------------   ---------------------------   -------------------------    --------------------------


         Tiger Fund invests primarily in companies located in the Tiger countries of East Asia, which include Indonesia, Korea, the Philippines, Taiwan and Thailand.

Foreign Currency Transactions

         Each of International Fund For Growth, Tiger Fund, Global Utilities Fund, Strategic Income Fund and Growth and Income Fund may engage in currency exchange transactions to protect against uncertainty in the level of future currency exchange rates. These Funds may purchase foreign currencies on a spot or forward basis in conjunction with their investments in foreign securities and to hedge against fluctuations in foreign currencies. International Fund For Growth, Global Utilities Fund, and Strategic Income Fund also may buy and sell currency futures contracts and options thereon for such hedging purposes. Global Utilities Fund and Strategic Income Fund also may buy options on currencies for hedging purposes.

         A Fund may engage in both "transaction hedging" and "position hedging." When it engages in transaction hedging, a Fund enters into foreign currency transactions with respect to specific receivables or payables of the Fund generally arising in connection with purchases or sales of its portfolio securities. A Fund will engage in transaction hedging when it desires to "lock in" the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging a Fund attempts to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payments is declared, and the date on which such payments are made or received.

         A Fund may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that foreign currency. A Fund may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and (if the Fund is so authorized) purchase and sell foreign currency futures contracts.

         For transaction hedging purposes a Fund which is so authorized may also purchase exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. Over-the-counter options are considered to be illiquid by the SEC staff. A put option on a futures contract gives the Fund the right to assume a short position in the futures contract until expiration of the option. A put option on a currency gives the Fund the right to sell a currency at an exercise price until the expiration of the option. A call option on a futures contract gives the Fund the right to assume a long position in the futures contract until the expiration of the option. A call option on a currency gives the Fund the right to purchase a currency at the exercise price until the expiration of the option.

         When it engages in position hedging, a Fund enters into foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which its portfolio securities are denominated (or an increase in the value of currency for securities which the Fund expects to purchase, when the Fund holds cash or short-term investments). In connection with position hedging, a Fund which is so authorized may purchase put or call options on foreign currency and foreign currency futures contracts and buy or sell forward contracts and foreign currency futures contracts. A Fund may enter into short sales of a foreign currency to hedge a position in a security denominated in that currency. In such circumstances, the Fund will maintain in a segregated account with its Custodian an amount of cash or liquid debt securities equal to the excess of (i) the amount of foreign currency required to cover such short sale position over (ii) the amount of such foreign currency which could then be realized through the sale of the foreign securities denominated in the currency subject to the hedge.

         The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the dates the currency exchange transactions are entered into and the dates they mature.

         It is impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities if the market value of such security or securities exceeds the amount of foreign currency the Fund is obligated to deliver.

         Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which the Fund owns or intends to purchase or sell. They simply establish a rate of exchange which the Fund can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in value of such currency.

Currency Forward and Futures Contracts

         Each of International Fund For Growth, Global Utilities Fund, Strategic Income Fund and Tiger Fund will enter into such contracts only when cash or equivalents equal in value to either (i) the commodity value (less any applicable margin deposits) or (ii) the difference between the commodity value (less any applicable margin deposits) and the aggregate market value of all equity securities denominated in the particular currency held by the Fund have been deposited in a segregated account of the Fund's custodian. A forward currency contract involves an obligation to purchase or sell specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Currency futures contracts traded in the United States are designed and traded on exchanges regulated by the Commodities Futures Trading Commission ("CFTC"), such as the New York Mercantile Exchange. (Tiger Fund may not invest in currency futures contracts.)

         Forward currency contracts differ from currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon the parties, rather than a predetermined date in a given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

         At the maturity of a forward or futures contract, the Fund may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

         Positions in currency futures contracts may be closed out only on an exchange or board of trade which provides a secondary market in such contracts. Although the Funds intend to purchase or sell currency futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments or variation margin.

Currency Options

         In general, options on currencies operate similarly to options on securities and are subject to many risks similar to those applicable to currency futures and forward contracts. Currency options are traded primarily in the over-the-counter market, although options on currencies have recently been listed on several exchanges. Options are traded not only on the currencies of individual nations, but also on the European Currency Unit ("ECU"). The ECU is composed of amounts of a number of currencies, and is the official medium of exchange of the European Economic Community's European Monetary System.

         Global Utilities Fund and Strategic Income Fund will only purchase or write currency options when Stein Roe or Colonial believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specified time. Currency options are affected by all of those factors which influence exchange rates and investments generally. To the extent that these options are traded over the counter, they are considered to be illiquid by the SEC staff.

         The value of any currency, including the U.S. dollar, may be affected by complex political and economic factors applicable to the issuing country. In addition, the exchange rates of currencies (and therefore the value of currency options) may be significantly affected, fixed, or supported directly or indirectly by government actions. Government intervention may increase risks involved in purchasing or selling currency options, since exchange rates may not be free to fluctuate in respect to other market forces.

         The value of a currency option reflects the value of an exchange rate which in turn reflects relative values of two currencies, the U.S. dollar and the foreign currency in question. Because currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the exercise of currency options, investors may be disadvantaged by having to deal in an odd-lot market for the underlying currencies in connection with options at prices that are less favorable than for round-lots. Foreign governmental restrictions or taxes could result in adverse changes in the cost of acquiring or disposing of currencies.

Valuations

         There is no systematic reporting of last sale information for currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large round-lot transactions in the interbank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable. The interbank market in currencies is a global, around-the-clock market. To the extent that options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

Settlement Procedures

         Settlement procedures relating to the Funds' investments in foreign securities and to their foreign currency exchange transactions may be more complex than settlements with respect to investments in debt or equity securities of U.S. issuers, and may involve certain risks not present in such Funds' domestic investments, including foreign currency risks and local custom and usage. Foreign currency transactions may also involve the risk that an entity involved in the settlement may not meet its obligations.

Foreign Currency Conversion

         Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the "spread") between prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Funds at one rate, while offering a lesser rate of exchange should the Funds desire to resell that currency to the dealer. Foreign currency transactions may also involve the risk that an entity involved in the settlement may not meet its obligations.

Options on Securities

         Each of Global Utilities Fund, International Fund For Growth and All-Star Fund may purchase and sell options on individual securities.

         Writing covered options.

         A Fund may write covered call options and covered put options on securities held in its portfolio when, in the opinion of the Adviser, such transactions are consistent with the Fund's investment objective and policies. Call options written by the Fund give the purchaser the right to buy the underlying securities from the Fund at a stated exercise price; put options give the purchaser the right to sell the underlying securities to the Fund at a stated price.

         A Fund may write only covered options, which means that, so long as the Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges). In the case of put options, the Fund will hold cash and/or high-grade short-term debt obligations equal to the price to be paid if the option is exercised. In addition, the Fund will be considered to have covered a put or call option if and to the extent that it holds an option that offsets some or all of the risk of the option it has written. The Fund may write combinations of covered puts and calls on the same underlying security.

         A Fund will receive a premium from writing a put or call option, which increases the Fund's return on the underlying security if the option expires unexercised or is closed out at a profit. The amount of the premium reflects, among other things, the relationship between the exercise price and the current market value of the underlying security, the volatility of the underlying security, the amount of time remaining until expiration, current interest rates, and the effect of supply and demand in the options market and in the market for the underlying security. By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option but continues to bear the risk of a decline in the value of the underlying security. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then-current market value, resulting in a potential capital loss unless the security subsequently appreciates in value.

         A Fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an offsetting option. The Fund realizes a profit or loss from a closing transaction if the cost of the transaction (option premium plus transaction costs) is less or more than the premium received from writing the option. Because increases in the market price of a call option generally reflect increases in the market price of the security underlying the option, any loss resulting from a closing purchase transaction may be offset in whole or in part by unrealized appreciation of the underlying security.

         If a Fund writes a call option but does not own the underlying security, and then it writes a put option, the Fund may be required to deposit cash or securities with its broker as "margin" or collateral for its obligation to buy or sell the underlying security. As the value of the underlying security varies, the Fund may have to deposit additional margin with the broker. Margin requirements are complex and are fixed by individual brokers, subject to minimum requirements currently imposed by the Federal Reserve Board and by stock exchanges and other self-regulatory organizations.

Purchasing put options.

         A Fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. Such hedge protection is provided during the life of the put option since the Fund, as holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. For a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, the Fund will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction costs.

Purchasing call options.

         A Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.

Over-the-Counter (OTC) options.

         The Staff of the Division of Investment Management of the Securities and Exchange Commission has taken the position that OTC options purchased by a Fund and assets held to cover OTC options written by the Fund are illiquid securities. Although the Staff has indicated that it is continuing to evaluate this issue, pending further developments, a Fund will enter into OTC options transactions only with primary dealers in U.S. Government Securities and, in the case of OTC options written by the Fund, only pursuant to agreements that will assure that the Fund will at all times have the right to repurchase the option written by it from the dealer at a specified formula price. The Fund will treat the amount by which such formula price exceeds the amount, if any, by which the option may be "in the money" as an illiquid investment. It is the present policy of the Fund not to enter into any OTC option transaction if, as a result, more than 15% of the Fund's net assets would be invested in (i) illiquid investments (determined under the foregoing formula) relating to OTC options written by the Fund, (ii) OTC options purchased by the Fund, (iii) securities which are not readily marketable and (iv) repurchase agreements maturing in more than seven days.

Risk factors in options transactions.

         The successful use of a Fund's options strategies depends on the ability of its Adviser to forecast interest rate and market movements correctly.

         When it purchases an option, the Fund runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction with respect to the option during the life of the option. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by the Fund in the underlying securities, since the Fund may continue to hold its investment in those securities notwithstanding the lack of a change in price of those securities.

         The effective use of options also depends on a Fund's ability to terminate option positions at times when its Adviser deems it desirable to do so. Although the Fund will take an option position only if the Adviser believes there is a liquid secondary market for the option, there is no assurance that the Fund will be able to effect closing transactions at any particular time or at an acceptable price.

         If a secondary trading market in options were to become unavailable, a Fund could no longer engage in closing transactions. Lack of investor interest might adversely affect the liquidity of the market for particular options or series of options. A marketplace may discontinue trading of a particular option or options generally. In addition, a market could become temporarily unavailable if unusual events -- such as volume in excess of trading or clearing capability -- were to interrupt normal market operations.

         A marketplace may at times find it necessary to impose restrictions on particular types of options transactions, which may limit a Fund's ability to realize its profits or limit its losses.

         Disruptions in the markets for the securities underlying options purchased or sold by a Fund could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, the Fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with losses if trading in the security reopens at a substantially different price. In addition, the Options Clearing Corporation ("OCC") or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, the Fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If a prohibition on exercise remains in effect until an option owned by the Fund has expired, the Fund could lose the entire value of its option.

         Special risks are presented by internationally-traded options. Because of time differences between the United States and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.

Futures Contracts and Related Options

         Each of Global Utilities Fund, International Fund For Growth, Strategic Income Fund and All-Star Fund may buy and sell certain future contracts (and in certain cases related options), to the extent and for the purposes specified in the Prospectus.

         A futures contract sale creates an obligation by the seller to deliver the type of financial instrument called for in the contract in a specified delivery month for a stated price. A futures contract purchase creates an obligation by the purchaser to take delivery of the type of financial instrument called for in the contract in a specified delivery month at a stated price. The specific instruments delivered or taken at settlement date are not determined until on or near that date. The determination is made in accordance with the rules of the exchanges on which the futures contract was made. Futures contracts are traded in the United States only on a commodity exchange or boards of trade -- known as "contract markets" -- approved for such trading by the CFTC, and must be executed through a futures commission merchant or brokerage firm which is a member of the relevant contract market.

         Although futures contracts by their terms call for actual delivery or acceptance of the underlying financial instruments, the contracts usually are closed out before the settlement date without the making or taking of delivery. Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument with the same delivery date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the purchaser's entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, the purchaser realizes a loss.

         Unlike when a Fund purchases or sells a security, no price is paid or received by the Fund upon the purchase or sale of a futures contract, although the Fund is required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash and/or U.S. Government Securities. This amount is known as "initial margin." The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the Fund to finance the transactions. Rather, initial margin is in the nature of a performance bond or good faith deposit on the contract that is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Futures contracts also involve brokerage costs.

         Subsequent payments, called "variation margin," to and from the broker (or the custodian) are made on a daily basis as the price of the underlying security or commodity fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking to market."

         A Fund may elect to close some or all of its futures positions at any time prior to their expiration. The purpose of making such a move would be to reduce or eliminate the hedge position then currently held by the Fund. The Fund may close its positions by taking opposite positions which will operate to terminate the Fund's position in the futures contracts. Final determinations of variation margin are then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain. Such closing transactions involve additional commission costs.

         A Fund will enter into futures contracts only when, in compliance with the SEC's requirements, cash or high quality liquid debt securities equal in value to the commodity value (less any applicable margin deposits) have been deposited in a segregated account of the Fund's custodian.

Options on futures contracts

         A Fund may purchase and write call and put options on futures contracts it may buy or sell and enter into closing transactions with respect to such options to terminate existing positions. The Fund may use such options on futures contracts in lieu of purchasing and selling the underlying futures contracts. Such options generally operate in the same manner as options purchased or written directly on the underlying investments.

         As with options on securities, the holder or writer of an option may terminate his position by selling or purchasing an offsetting option. There is no guarantee that such closing transactions can be effected.

         A Fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above. The Fund will enter into written options on futures contracts only when, in compliance with the SEC's requirements, cash or equivalents equal in value to the commodity value (less any applicable margin deposits) have been deposited in a segregated account of the Fund's custodian.

Risks of transactions in futures contracts and related options

         Successful use of futures contracts by a Fund is subject its Adviser's ability to predict correctly movements in the direction of interest rates and other factors affecting securities markets.

         Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to a Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to the Fund when the purchase or sale of a futures contract would not, such as when there is no movement in the prices of the hedged investments. The writing of an option on a futures contract involves risks similar to those relating to the sale of futures contracts.

         There is no assurance that higher than anticipated trading activity or other unforeseen events might not at times render certain market clearing facilities inadequate, and thereby result in the institution by exchanges of special procedures which may interfere with the timely execution of customer orders.

         To reduce or eliminate a hedge position held by a Fund, the Fund may seek to close out a position. The ability to establish and close out positions will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or continue to exist for a particular futures contract. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain contracts or options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both;
(iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of contracts or options, or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of contracts or options (or a particular class or series of contracts or options), in which event the secondary market on that exchange (or in the class or series of contacts or options), would cease to exist, although outstanding contracts or options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Index futures contracts and related options; associated risks

         An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. Entering into a contract to buy units of an index is commonly referred to as buying or purchasing a contract or holding a long position in the index. Entering into a contract to sell units of an index is commonly referred to as selling a contract or holding a short position. A unit is the current value of the index. A Fund may enter into stock index future contracts, debt index futures contracts, or other index futures contracts (e.g., an interest rate futures contract), as specified in the Prospectus. A Fund may also purchase and sell options on index futures contracts, to the extent specified in the Prospectus.

         There are several risks in connection with the use by a Fund of index futures as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the index futures and movements in the prices of securities which are the subject of the hedge. The Fund's Adviser will attempt to reduce this risk by selling, to the extent possible, futures on indices the movements of which will, in its judgement, have a significant correlation with movements in the prices of the Fund's portfolio securities sought to be hedged.

         Successful use of index futures by a Fund for hedging purposes is also subject to its Adviser's ability to predict correctly movements in the direction of the market. It is possible that, where the Fund has sold futures to hedge its portfolio against a decline in the market, the index on which the futures are written may advance and the value of securities subject to the hedge held in the Fund's portfolio may decline. If this occurs, the Fund would lose money on the futures and also experience a decline in the value in its portfolio securities. However, while this could occur to a certain degree, over time the value of the Fund's portfolio should tend to move in the same direction as the market indices which are intended to correlate to the price movements of the portfolio securities sought to be hedged. It is also possible that, if the Fund has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, the Fund will lose part or all of the benefit of the increased values of those securities that it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements.

         In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the index futures and the securities of the portfolio being hedged, the prices of index futures may not correlate perfectly with movements in the underlying index due to certain market distortions. First, all participants in the futures markets are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which would distort the normal relationship between the index and futures markets. Second, margin requirements in the futures markets are less onerous than margin requirements in the securities markets, and as a result the futures markets may attract more speculators than the securities markets. Increased participation by speculators in the futures markets may also cause temporary price distortions. Due to the possibility of price distortions in the futures markets and also because of the imperfect correlation between movements in the index and movements in the prices of index futures, even a correct forecast of general market trends by a Fund's Adviser may still not result in a successful hedging transaction.

         Options on index futures are similar to options on securities except that options on index futures give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put), at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the index futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the index future. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the index on which the future is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

Securities Loans

         Each of Global Utilities Fund, U.S. Stock Fund and All-Star Fund may make loans of its portfolio securities amounting to not more than 30% of its total assets. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. As a matter of policy, securities loans are made to broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral in cash or short-term debt obligations at least equal at all times to the value of the securities on loan. This collateral is deposited with the Trust's custodian which segregates and identifies these assets on its books as security for the loan. The borrower pays to the Fund an amount equal to any dividends, interest or other distributions received on securities lent. The borrower is obligated to return identical securities on termination of the loan. The Fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, the Fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Fund may also call such loans in order to sell the securities involved. The Trust has adopted these policies, in part, so that interest, dividends and other distributions received on the loaned securities, the interest or fees paid by the borrower to the Fund for the loan, and the investment income from the collateral will qualify under certain investment limitations under Subchapter M of the Internal Revenue Code.

                             INVESTMENT PERFORMANCE

         Each of the Funds may quote total return figures from time to time. Total return on a per share basis is the amount of dividends received per share plus or minus the change in the net asset value per share for a given period. Total return percentages may be calculated by dividing the value of a share at the end of a given period by the value of the share at the beginning of the period and subtracting one.

         Average Annual Total Return is computed as follows:

                      ERV = P(1+T)(n)

         Where:       P        =       a hypothetical initial payment of $1,000
                      T        =       average annual total return
                      n        =       number of years
                      ERV      =       ending redeemable value of a
                                       hypothetical $1,000 payment made at
                                       the beginning of the period (or
                                       fractional portion thereof).

         For example, for a $1,000 investment in the Funds, the "Total Return", the "Total Return Percentage" and (where applicable) the "Average Annual Total Return" for the life of each Fund listed below (the period from July 1, 1993 in the case of Growth and Income Fund and Global Utilities Fund; May 1, 1994, in the case of International Fund For Growth; July 5, 1994 in the case of U.S. Stock Fund and Strategic Income Fund; and May 1, 1995, in the case of Tiger
Fund) through December 31, 1996 were:


=========================================   =================   ================   ====================
Fund                                        Total Return        Total Return       Average Annual
                                                                Percentage         Total Return
-----------------------------------------   -----------------   ----------------   --------------------
Growth and Income Fund                      $1,598              59.76%             14.29%
-----------------------------------------   -----------------   ----------------   --------------------
Global Utilities Fund                       $1,270              26.99%              7.05%
-----------------------------------------   -----------------   ----------------   --------------------
International Fund For Growth               $1,051               5.09%              1.87%
-----------------------------------------   -----------------   ----------------   --------------------
U.S. Stock Fund                             $1,650              64.97%             22.21%
-----------------------------------------   -----------------   ----------------   --------------------
Strategic Income Fund                       $1,314              31.35%             11.55%
-----------------------------------------   -----------------   ----------------   --------------------
Tiger Fund                                  $1,285              28.50%             16.16%
=========================================   =================   ================   ====================


         The figures contained in this "Investment Performance" section assume reinvestment of all dividends and distributions. They are not necessarily indicative of future results. The performance of a Fund is a result of conditions in the securities markets, portfolio management, and operating expenses. Although information such as that shown above is useful in reviewing a Fund's performance and in providing some basis for comparison with other investment alternatives, it should not be used for comparison with other investments using different reinvestment assumptions or time periods. The Funds' total returns do not reflect the cost of insurance and other insurance company separate account charges which vary with the VA contracts and VLI policies offered through the separate accounts of the Participating Insurance Companies.

                INDEPENDENT ACCOUNTANTS AND FINANCIAL STATEMENTS

         Price Waterhouse LLP are the Trust's independent accountants. The financial statements as of December 31, 1996 or for the fiscal years or periods ended December 31, 1995 and December 31, 1996 incorporated by reference in this SAI have been so incorporated, and the schedule of financial highlights for the periods ended December 31, 1996 has been included in the Prospectus, in reliance upon the report of Price Waterhouse LLP given on the authority of said firm as experts in accounting and auditing.

         The financial statements of the Trust and Report of Independent Accountants appearing on pages 15 to 53 of the December 31, 1996 Annual Report of the Trust are incorporated in this SAI by reference. In addition, the unaudited financial statements of the Trust appearing on pages 15 to 53 of the June 30, 1997 Semi-Annual Report of the Trust are incorporated in this SAI by reference.